UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Bristol-Myers Squibb Company
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2022 Annual Meeting of Shareholders

Other Matters	Advance Notice Procedures	93
	2023 Shareholder Proposals	93
	Compensation Committee Interlocks and Insider Participation	93
	Availability of Corporate Governance Documents	93

Frequently Asked Questions		94

Exhibit A	Categorical Standards of Independence	A-1

430 E. 29th Street, 14th Floor New York, New York 10016
Notice of Annual Meeting of Shareholders

Notice is hereby given that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually on May 3, 2022, at 10:00 a.m. Eastern Time for the following purposes as set forth in the accompanying Proxy Statement:
•	to elect to the Board of Directors the 10 persons nominated by the Board, each for a term of one year;
•	to conduct an advisory vote to approve the compensation of our Named Executive Officers;
•	to ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for 2022;
•	to consider two shareholder proposals, if presented at the meeting; and
•	to transact such other business as may properly come before the meeting or any adjournments thereof.
Holders of record of our common and preferred stock at the close of business on March 14, 2022 will be entitled to vote at the meeting.
Due to the ongoing health and safety concerns related to the COVID-19 pandemic, this year’s Annual Meeting will be held in a virtual-only meeting format. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/BMY2022 and enter the 16-digit control number included on your Important  Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual meeting. Once admitted, you may submit questions, vote or view our list of shareholders during the Annual Meeting by following the instructions that will be available on the meeting website. You may log into the meeting platform beginning at 9:50 a.m. Eastern Time on May 3, 2022. To submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/BMY2022, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.” The company will provide direct and specific information to shareholder proponents on how they can present their shareholder proposals during the meeting.
By Order of the Board of Directors

Kimberly M. Jablonski
Vice President and Corporate Secretary
Dated: March 24, 2022

YOUR VOTE IS IMPORTANT

Regardless of the number of shares you own, your vote is important. If you do not attend the Annual Meeting to vote on the virtual meeting platform, your vote will not be counted unless a proxy representing your shares is presented at the meeting. To ensure that your shares will be voted at the meeting, please vote in one of these ways:

(1) Go to www.proxyvote.com and vote via the Internet;
(2) Call the toll-free telephone number (800) 690-6903 (this call is toll-free in the U.S.); or
(3) Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

If you do attend the Annual Meeting, you may revoke your proxy and vote your shares on the virtual meeting platform during the meeting.

Dear BMS shareholders,
2021 was a pivotal year for Bristol Myers Squibb. We advanced our strategy and renewed our portfolio to drive sustained, long-term growth, achieved significant milestones across our core therapeutic areas, and made important progress in delivering on our commitments to diversity, inclusion and health equity.
Amid the ongoing COVID-19 pandemic, this work is particularly notable and was enabled by our dedicated global workforce who never stopped working for our patients. Throughout the pandemic, we have prioritized the health and safety of our global workforce and communities, supported research and relief efforts around the world, and remained united in carrying out our mission to discover, develop and deliver transformational medicines.
Last year, we achieved:
•	9% increase in total revenues, driven by strong business performance across our oncology, hematology, cardiovascular and immunology therapeutic areas;
•	Diluted earnings per share (“EPS”) of $3.12, with a 17% increase in non-GAAP diluted EPS of $7.51;
•	Important regulatory approvals, including Breyanzi for lymphoma and Abecma for myeloma, making BMS the first company with two approved cell therapy treatments with two distinct targets;
•	A strengthened innovation engine, doubling our pipeline, deepening our use of digital technology to accelerate drug discovery and development, and broadening our external collaborations;
•	Continued strong progress with the integration of Celgene and MyoKardia, leading to approximatively $2.7 billion in synergies to date; and
•	A quarterly dividend increase of 10.2%, marking an increase for the 13th year in a row.
We have a strong business today, and are well positioned to deliver sustained growth through the decade. We are executing our plan to drive sustained growth through the launch of 9 new medicines which, combined with a rapidly advancing mid- and late-stage pipeline, have the potential to offset upcoming losses of exclusivity for certain key brands. During 2021, we progressed six new product launches, and achieved significant regulatory milestones for next generation therapies, including regulatory filings for the relatlimab and nivolumab fixed dose combination for metastatic melanoma (U.S.), mavacamten for obstructive hypertrophic cardiomyopathy (U.S.) and deucravacitinib for moderate to severe plaque psoriasis (U.S., EU, Japan), all of which we are preparing to launch in 2022. In addition, we have a strong mid- to late-stage pipeline, strong cash flow and a balanced capital allocation strategy to provide the Company with the flexibility to deliver value and build for the future.
We are taking bold, intentional action to do our part to ensure that healthcare works for everyone. I am proud of our progress in building a truly inclusive culture. Our diverse workforce reflects our communities and our global patient population and is enabling our company to deliver innovation and more equitable care. Last year, we issued our first Diversity and Inclusion Report, highlighting our goals and progress. At the same time, we are doing our part to address inequities in our healthcare system. We are integrating a commitment to health equity throughout our business, which we believe will lead to better science and patient outcomes, and we are delivering on our responsibility to the communities we serve. To this end, the Company and the BMS Foundation made important progress towards the commitments announced in 2020 to each donate $150 million to cover five bold areas: addressing health disparities, increasing clinical trial diversity, expanding our supplier diversity, enhancing our employee giving, and increasing our workforce diversity. Our work in 2021 included: partnering with Historically Black Colleges and Universities to build a sustainable bridge for diverse talent to the biopharma industry, donating to 56 non-profits serving medically underserved populations in the U.S., and progressing our plans to locate 25 percent of our U.S. clinical research sites in highly diverse communities beginning in 2022. Separately, the BMS Foundation selected 52 physicians to begin training in its Diversity in Clinical Trials Career Development Program in partnership with the National Medical Fellowships. For further discussion on these commitments and the progress we are making, please see discussion under “Commitment to Diversity & Inclusion” beginning on page 37.
As we look forward to 2022 and beyond, I am confident in our ability to grow as a company while delivering transformational science, grounded in our patient-centric culture and powered by a diverse team of over 30,000 global employees.
We ask that you review this report and offer your support for our directors and other items we have put forth in this Proxy Statement. We welcome your feedback, participation in our annual meeting and your future investment.
Thank you for your continued support of our mission. We hope you and your loved ones continue to stay safe and healthy.
Sincerely,

Giovanni Caforio, M.D.
Board Chair and Chief Executive Officer
1

Dear Fellow shareholders and stakeholders,
In the letter from our Board Chair and CEO Giovanni Caforio, you read about how this has been a pivotal year for the Company. In 2021, the health and safety of our workforce and the continued supply of our medicines to patients were our highest priorities. We successfully delivered strong operational performance and put in place the right foundational elements to advance our pipeline, renew our therapeutic portfolio and position BMS for sustained, long-term growth.
As BMS’s new Lead Independent Director, one of my key priorities is to maintain our strong commitment to sound corporate governance. In 2021, we focused on several core areas:
Oversight of the Company’s Strategy. The Board remains committed to oversight of the company’s strategy, including management’s execution of our strategy to create long-term shareholder value. In 2021, our proactive partnership with and independent oversight of management was a top priority. The Board met 9 times during 2021 to discuss, among other things, the strategic direction of the company, our key enterprise risks and our progress against significant milestones, which enables us to deliver on our promise to renew our product pipeline with new life-changing medicines. In addition, we recognize that our environmental, social and governance (“ESG”) strategy must remain fully aligned to our corporate strategy so we can focus on our critical risks and opportunities. In 2021, we published our first ESG Report. For further discussion on our ESG strategy, please see “Environmental, Social, Governance & Sustainability” beginning on page 18.
Enhanced Board Effectiveness and Composition. As we move into another important chapter for Bristol Myers Squibb, we understand clearly how important it is to have a high functioning board with highly qualified members with diverse backgrounds and the right skill sets to advance the company’s mission. To that end, I am delighted to report that 6 out of 10 of our directors are diverse by gender, race, or ethnicity (three of whom are diverse by race/ethnicity and four by gender). We are committed to balanced refreshment of our Board and over the last two years have added three new directors, expanding the depth of experience in the areas of finance, strategic leadership, science and industry knowledge. We are excited about our newest director, Manuel Hidalgo Medina, M.D., Ph.D. who brings significant scientific expertise to the Board, with a particular emphasis on translational and clinical research in cancer drug development. Together our Board possesses the diverse skills and experiences most relevant to our future. In addition, as Lead Independent Director, I will continue to promote a Board culture of respect and open dialogue, where all directors add input and decisions are thoroughly discussed, debated and evaluated prior to any Board action. For further discussion on board composition, see “2022 Director Nominees,” beginning on page 4.
Effective Engagement with our Shareholders. Constructive engagement with our shareholders is among our highest priorities. Input from our shareholders has shaped some of our governance practices. For example, in response to feedback, at the 2021 Annual Meeting, we included a proposal to reduce the ownership threshold for shareholders to call a special meeting from 25% to 15%. This proposal received strong vote support from shareholders and resulted in our adoption of this change. We acknowledge, however, that some shareholders have expressed differing views about our Board leadership structure and we respect those opinions. The Board considers this topic each year and I can assure you that our Board adheres to good governance practices that support our independent oversight of management. As Lead Independent Director, I have well-defined responsibilities and am empowered to provide strong leadership of the independent directors, including as it relates to maintaining our strong board culture, reviewing and approving meeting agendas, and regularly meeting with the independent directors in executive session without the Board Chair as well as during one-on-one discussions throughout the year. On balance, we believe shareholder interests are best served when the Board has the flexibility to determine the most appropriate leadership structure based on an assessment of the company’s needs and circumstances at any given time.
I encourage you to read the following pages to inform your vote and ask for your support for the items our company has put forth in this Proxy Statement. On behalf of the Board, we thank you for your continued support.

Theodore R. Samuels
Lead Independent Director
Chair, Committee on Directors and Corporate Governance
2

Bristol Myers Squibb:
The Story

Our vision is to transform patients’ lives through science.
At Bristol Myers Squibb, we are in the business of breakthroughs - the kind that transform patients’ lives through life-saving, innovative medicines. Our talented employees come to work every day dedicated to our mission of discovering, developing and delivering innovative medicines that help patients prevail over serious diseases.

We are a biopharma leader.
We combine the agility of a biotech with the reach and resources of an established pharmaceutical company to create a global leading biopharma company. In oncology, hematology, immunology and cardiovascular disease – and with one of the most diverse and promising pipelines in the industry – we focus on innovations that drive meaningful change. We bring a human touch to every treatment we pioneer. With great pride, we celebrate each time our patients take back their lives.

We are committed to quality, integrity, and ethics in everything we do.
Above all else, we operate with effective governance, integrity and the highest ethical standards. We seek transparency and dialogue with our stakeholders to improve our understanding of their needs. We take our commitment to economic, social and environmental sustainability seriously, and extend this expectation to our partners and suppliers.

We seek to actively improve the health of the communities where we live, work and serve. Around the globe, we promote health equity and seek to improve the health outcomes of populations disproportionately affected by serious disease. We believe our diverse workforce and inclusive culture support better outcomes for all patients and we seek diversity in all aspects of our business.

We value diversity and inclusion.
We embrace a diverse workforce and promote an inclusive culture. We believe that the diverse experiences and perspectives of all our employees help to bring out our best ideas, drive innovation and achieve transformative business results. The health, safety, professional development, well-being, and equitable and respectful treatment of our workforce are among our highest priorities.

We put patients at the center of everything we do.
Our focus on patients and their families motivates us to work smarter, faster and better. We are driven by the knowledge that our efforts can make the difference for a patient who is running out of options. It is for our patients that we commit to scientific excellence and investment in research and development (“R&D”). We believe all patients should have access to our medicines. We take a thoughtful approach to pricing our medicines and support policies that help advance access. We are committed to working collaboratively with many stakeholders, including payers, physicians, advocates, patients and civil societies around the world to enhance patient access.

We have a history of scientific excellence, transforming patient outcomes in major diseases such as cancer, cardiovascular disease, HIV and HCV. Through Revlimid and Pomalyst, we transformed the treatment of multiple myeloma. And we have achieved a similar transformation in the treatment of metastatic melanoma with the Opdivo plus Yervoy regimen. Advances like these have transformed the treatment of certain cancers and changed survival expectations for patients. We are now moving to the next generation of treatment options, such as cell therapy and CELMoDs. We are pursuing medicines with transformational potential in diseases such as cancer, hematology, heart failure and psoriasis.

We Advanced our Strategy and Laid a Strong Foundation for Long-term Growth.

2021 was another pivotal year for Bristol Myers Squibb. We made significant progress, advanced our pipeline and built a strong foundation for sustained growth. We continued to launch additional new medicines in the midst of a global pandemic and made durable progress against our commitment to accelerate health equity, diversity and inclusion. Specifically, we:

• Continued to strengthen our diversified portfolio with leading positions in Oncology, Hematology, Cardiovascular and Immunology;
• Strengthened the Company’s innovation engine through business development, including transactions with Agenus, Eisai, Century Therapeutics, among others;
• Launched new medicines with potential for multiple additional indications and advanced our pipeline with significant data and regulatory milestones;
• Advanced multiple near-term pipeline opportunities to launch new therapies, including mavacamten and deucravacitnib;
• Successfully captured synergies from Celgene integration ahead of expectations; and
• Together, with the Bristol Myers Squibb Foundation, progressed our D&I Commitments: the Company donated to 56 non-profits serving medically underserved populations in the U.S.; and the BMS Foundation enrolled the first group of 52 physicians selected for the Diversity in Clinical Trials Career Development Program.

In 2021, among other achievements, we launched our two new, innovative cell therapies, Breyanzi® (lisocabtagene maraleucel) and Abecma® (azacitidine tablets idecabtagene vicleucel). We submitted regulatory filings for relatimab for melanoma, mavacamten for obstructive hypertrophic cardiomyopathy (oHCM) and deucravacitinib for psoriasis. We also delivered positive top line results from the Phase 3 TRANSFORM trial evaluating Breyanzi in patients with relapsed or refractory large B-cell lymphoma and the Phase 2 AXIOMATIC-TKR study with Janssen for milvexian, an antithrombotic that reduced post-operative risk in patients undergoing total knee replacement surgery.

Financially, it was also a strong year. We delivered strong business results across the portfolio. We strengthened our balance sheet, paid down our debt, raised our dividend for the thirteenth year in a row and increased our share repurchase program.

3

Who We Are:
2022 Director
Nominees
Our Board of Directors
Our Board of Directors (the “Board”) has nominated 10 current directors, Peter J. Arduini, Giovanni Caforio, M.D., Julia A. Haller, M.D., Manuel Hidalgo Medina, M.D., Ph.D., Paula A. Price, Derica W. Rice, Theodore R. Samuels, Gerald L. Storch, Karen H. Vousden, Ph.D., and Phyllis R. Yale, to serve as directors of Bristol Myers Squibb. The directors will hold office from election until the 2023 Annual Meeting or until their successors are duly elected. We believe that tone is set at the top, so we begin this section on our Board by introducing you to who we are. We follow that with sections on how we are selected and elected, how we govern and are governed, how we are organized, how you can communicate with us and how we are paid. We ask in Item 1 for your voting support so we can continue our important work and build on our significant successes in 2022.

All Director Nominees Possess:

4

Item 1—Election of the Board of Directors
2022 Director Nominees

The following biographies of our director nominees reflect their Board Committee membership and Chair positions as of the date of this year’s Annual Meeting. Each of our board members has experience and skills in the enumerated categories included in our skills matrix chart above, however, we have designated in the biographies only the top three to five skills to indicate that a director has particular strength in those areas.

Giovanni Caforio, M.D. Board Chair and Chief Executive Officer of the Company Director Since: 2014 Age: 57 Other Public Company Board • Stryker Corporation
Experience
• Bristol Myers Squibb Chief Executive Officer (May 2015-present); Board Chair (2017-present); Chief Operating Officer (2014-2015); Executive Vice President and Chief Commercial Officer (2013-2014); President, U.S. (2011-2013); Senior Vice President, Global Commercialization and Immunology (2010-2011); Senior Vice President, Oncology, U.S. and Global Commercialization (2009-2010); Senior Vice President, U.S. Oncology (2007-2009); Senior Vice President, European Marketing and Brand Commercialization (2004-2007)

Key Skills and Experience
• Public Company CEO / CFO
• Healthcare
• Sales & Marketing
• Financial
• Risk Management

Other
• Member, Business Roundtable
• Member, CEO Roundtable on Cancer
• Board of Directors of Pharmaceutical Research and Manufacturers of America

Theodore R. Samuels
Lead Independent Director

Director Since: 2017
Age: 67

Board Committees
• Committee on Directors and
Corporate Governance (Chair)
• Audit Committee

Other Public Company Boards
• Centene Corporation
• Perrigo Company plc

Former Public Company Board
• Stamps.com

Experience
• President of the Capital Guardian Trust Company (2010-2016); Capital Group Representative for Focusing Capital on the Long Term (2014-2015); Board member, Capital Group (2005-2009); Capital Group Audit Committee; Capital Group Finance Committee (2013-2016); Chair of Capital International (North America) Proxy Committee; Capital Guardian Trust Company (North American) Management Committee member; Portfolio Manager (1990-2016 and analyst 1981-1990)

Key Skills and Experience
• Financial
• Sales & Marketing
• Risk Management
• International

Other
• Director of BJC HealthCare
• Trustee of Children’s Hospital Los Angeles Foundation; served as Director of Children’s Hospital Los Angeles 2004–2019 (co-chair 2012–2015)
• Director of the Edward Mallinckrodt, Jr. Foundation
• Director of Research Corporation Technologies, Inc.
• Trustee of the John Burroughs School, St. Louis
• Co-Chair of Tuft’s President Council

5

Peter J. Arduini

Director Since: 2016
Age: 57

Board Committees
• Compensation and Management Development Committee
• Science & Technology Committee

Former Public Company Board
• Integra LifeSciences Holding Corporation

Experience
• President and Chief Executive Officer at GE Healthcare, a medical technology and digital solutions innovator (2022-present)
• President and Chief Executive Officer at Integra LifeSciences Holdings Corporation, (2012-2021); President and Chief Operating Officer (2010-2012)
• Corporate Vice President and President of Medication Delivery, Baxter Healthcare (2005-2010)
• Spent 15 years at General Electric Healthcare in a variety of management roles for domestic and global businesses, culminating in leading the global functional imaging business

Key Skills and Experience
• Public Company CEO / CFO
• Healthcare
• Sales & Marketing
• Financial

Other
• Board of Directors of ADVAMED (the Advanced Medical Technology Association)
• Board of Directors of the National Italian American Foundation
• Board of Trustees of Susquehanna University

Julia A. Haller, M.D.

Director Since: 2019
Age: 67

Board Committees
• Committee on Directors and Corporate Governance
• Science & Technology Committee

Other Public Company Boards
• Opthea Limited
• Eyenovia, Inc.

Former Public Company Board
• Celgene Corporation

Experience
• Ophthalmologist-in-Chief of Wills Eye Hospital in Philadelphia, PA, where she holds the William Tasman, M.D. Endowed Chair (2007-present)
• Professor and Chair of the Department of Ophthalmology at Sidney Kimmel Medical College at Thomas Jefferson University and Thomas Jefferson University Hospitals (present)
• Member of the Johns Hopkins faculty, where she held the Katharine Graham Chair in Ophthalmology (until 2007)
• Trained at the Wilmer Eye Institute at Johns Hopkins, where she served as the first female Chief Resident

Key Skills and Experience
• Academia / Non-Profit
• Healthcare
• Science / Technology / Innovation

Other
• Director (former President), Association of University Professors of Ophthalmology
• Member, National Academy of Medicine
• Vice Chair of Board of Trustees, The College of Physicians of Philadelphia
• Board of Trustees, Society of HEED Fellows

6

Manuel Hidalgo Medina, M.D., Ph.D. Director Since: 2021 Age: 54 Board Committees • Committee on Directors and Corporate Governance • Science & Technology Committee
Experience
• Professor of Medicine and Chief of Division of Hematology and Medical Oncology at Weill Cornell Medical College (2019-present)
• Attending Physician at New York-Presbyterian Hospital (2019-present)
• Associate Director, Clinical Services of Mayer Cancer Center, Weill Cornell Medical College (2019-present)
• Deputy Associate Director, Clinical Sciences at Dana Farber/Harvard Cancer Center (2015-2019)
• Chief of Division of Hematology, Oncology and Director at Rosenberg Clinical Cancer Center of Beth Israel Deaconess Medical Center (2015-2019)
• Professor of Medicine at Harvard University (2015-2019)

Key Skills and Experience
• Science / Technology / Innovation
• Healthcare
• Academia / Non-Profit
• International

Other
• Director of Methods of Special Conference Clinical Cancer Research Course of American Association for Cancer Research (2018-present)
• Steering Committee of Pancreatic Cancer Action Network (2016-present)

Paula A. Price

Director Since: 2020
Age: 60

Board Committees
• Audit Committee
• Committee on Directors and Corporate Governance

Other Public Company Boards
• Accenture plc
• DaVita, Inc.
• Western Digital Corporation

Former Public Company Board
• Dollar General Corporation

Experience
• Executive Vice President and Chief Financial Officer at Macy’s, Inc. (2018-2020)
• Senior Lecturer at Harvard Business School in the Accounting and Management Unit (2014-2018)
• Executive Vice President and Chief Financial Officer of Ahold USA (2009-2014)
• Senior Vice President, Controller and Chief Accounting Officer at CVS Caremark (2006-2009)

Key Skills and Experience
• Public Company CEO / CFO
• Financial
• Risk Management
• Academia / Non-Profit

Other
• Director of Blue Cross Blue Shield of Massachusetts
• Member of Advisory Board of Columbia University Mailman School of Public Health
• Director of Financial Guaranty Insurance Company
• Director of Mutual of America
• Director of Reddit

7

Derica W. Rice

Director Since: 2020
Age: 57

Board Committees
• Audit Committee (Chair)
• Compensation and Management Development Committee

Other Public Company Boards
• Target Corporation
• The Walt Disney Company
• The Carlyle Group

Experience
• Executive Vice President of CVS Health and President, Pharmacy Benefits Business of CVS Caremark (2018-2020)
• Executive Vice President of Global Services (2010-2017) and Chief Financial Officer (2006-2017) of Eli Lilly and Company
• Vice President and Controller (2003-2006) and various executive positions at Eli Lilly and Company (1990-2005)

Key Skills and Experience
• Public Company CEO / CFO
• Financial
• Healthcare
• Risk Management

Other
• Director of Center for Leadership Development

Gerald L. Storch

Director Since: 2012
Age: 65

Board Committees
• Compensation and Management Development Committee (Chair)
• Committee on Directors and Corporate Governance

Former Public Company Board
• Supervalu Inc.

Experience
• Chief Executive Officer of Storch Advisors (2017-present) and (2013-2015)
• Chief Executive Officer of Hudson’s Bay Company, a leading owner and operator of department stores, including Saks Fifth Avenue, Lord & Taylor, Hudson’s Bay Department Stores, Home Outfitters, Saks OFF 5th, Kaufhof, Inno and the e-commerce business Gilt (2015–2017)
• Toys “R” Us, Inc., Chairman (2006-2013), Chief Executive Officer (2006-2013)
• Target Corporation (1993-2006); joined as Senior Vice President of Strategy and served in roles of increasing seniority until Vice Chairman
• Partner at McKinsey & Company

Key Skills and Experience
• Public Company CEO / CFO
• International
• Financial
• Sales & Marketing

Other
• Director of Fanatics, Inc.

8

Karen H. Vousden, Ph.D. Director Since: 2018 Age: 64 Board Committees • Science & Technology Committee (Chair) • Compensation and Management Development Committee
Experience
• Senior Group Leader at the Francis Crick Institute in London
(2017-present)
• Chief Scientist of Cancer Research UK (2016-present)
• Director of the Cancer Research UK (CRUK) Beatson Institute in Glasgow (2002-2016)
• Held leadership roles at the National Cancer Institute in Maryland (1995-2002)

Key Skills and Experience
• Academia / Non-Profit
• Healthcare
• Science / Technology / Innovation
• International

Other
• Founder and Consultant of Faeth Therapeutics, Inc.
• Member of the Science Advisory Boards of Kovina Therapeutics, the University Cancer Center Frankfurt, Ludwig Institute for Cancer Research, PMV Pharma, Raze Therapeutics, Swiss Institute for Experimental Cancer Research and Volastra Therapeutics
• Member, Management Committee of The Gurdon Institute
• President of the British Association of Cancer Research
• Fellow of the Royal Society and a Foreign Member of the National Academy of Sciences

Phyllis R. Yale Director Since: 2019 Age: 64 Board Committees • Audit Committee • Committee on Directors and Corporate Governance Other Public Company Board • DaVita, Inc.
Experience
• Bain & Company (1982-present); Advisory Partner
• Has served in a number of leadership roles and has been a leader in building Bain’s healthcare practice

Key Skills and Experience
• Financial
• Risk Management
• Healthcare
• Academia / Non-Profit

Other
• Director of Aledale, Inc.
• Director of Blue Cross Blue Shield of Massachusetts
• Member of the advisory board of Harvard Business School Healthcare Initiative
• Member of the advisory board of the Health Policy and Management Department at the Harvard Chan School of Public Health
• Member of the board of The Trustees of Reservations, a conservation and preservation organization

9

How We Are
Selected and
Elected
Our executives and employees put a great deal of thought into talent recruitment and retention, and we at the Board level are similarly committed to identifying and attracting the best directors for our company. In the subsections that follow we describe our standards, policies and processes to achieving this goal.
Majority Vote Standard and Mandatory Resignation Policy

A majority of the votes cast is required to elect directors. Any current director who does not receive a majority of votes cast must tender their resignation as a director within 10 business days after the certification of the shareholder vote. The Committee on Directors and Corporate Governance, without participation by any director tendering their resignation, will consider the resignation offer and recommend to the Board whether to accept it. The Board, without participation by any director tendering their resignation, will act on the Committee’s recommendation at its next regularly scheduled meeting to be held within 60 days after the certification of the shareholder vote. We will promptly disclose the Board’s decision and the reasons for that decision in a broadly disseminated press release that will also be furnished to the U.S. Securities and Exchange Commission (SEC) on Form 8-K. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our Board of Directors provides for a lesser number of directors.
Criteria for Board Membership

As specified in our Corporate Governance Guidelines, members of our Board should be persons with broad experience in areas important to the operation and long-term success of our company. These include areas such as business, science, medicine, finance/accounting, law, business strategy, crisis management, corporate governance, education or government. Board members should possess qualities reflecting integrity, independence, leadership, good business judgment, wisdom, an inquiring mind, vision, a proven record of accomplishment and an ability to work well with others. The Corporate Governance Guidelines also express the Board’s belief that its membership should continue to reflect a diversity of gender, race, ethnicity, age, sexual orientation and gender identity.
10

Director Independence

9 of our 10 director nominees are currently independent
Our Corporate Governance Guidelines provide that a substantial majority of Board members be independent from management, and the Board has adopted independence standards that meet the listing standards of the New York Stock Exchange. Our Board has determined that, except for Giovanni Caforio, M.D., who is our Chief Executive Officer, each of our directors and each director nominee for election at this Annual Meeting is independent of Bristol Myers Squibb and its management.
Process for Determining Independence
In accordance with our Corporate Governance Guidelines, our Board undertakes an annual review of director independence. In February 2022, the Board considered all commercial and charitable relationships of our independent directors and director nominees, including the following relationship, which was deemed immaterial under our categorical standards (see Exhibit A):
•
Mr. Arduini was appointed President and Chief Executive Officer of GE Healthcare in January 2022. Bristol-Myers Squibb has a prior business relationship with GE Healthcare, pursuant to which we made ordinary course of business payments to GE Healthcare in 2021, including related to some early development and license agreements. All of the business dealings were entered into on terms no more favorable to GE Healthcare than terms that would be available to unaffiliated third parties under similar circumstances and the payments made by Bristol-Myers Squibb did not exceed the greater of $1 million or 2% of GE Healthcare’s consolidated gross revenues.

The Board determined that none of our independent directors had any relationships that would impair their independence under the New York Stock Exchange’s independence standards or otherwise.
Director Succession Planning and Identification of Board Candidates

Regular Assessment of Our Board Composition
The Committee on Directors and Corporate Governance regularly assesses the appropriate size and composition of our Board. This assessment incorporates the results of the Board’s annual evaluation process, which are described more fully under “Annual Evaluation Process” beginning on page 13. The Committee also considers succession planning for its directors.
Identification and Selection of Director Nominees
In connection with the Board’s ongoing director identification process, the Committee on Directors and Corporate Governance, in consultation with the Board Chair, conducts an initial evaluation of prospective nominees against the established Board membership criteria discussed above. The Committee also reviews the skills of the current directors and compares them to the particular skills of potential candidates, keeping in mind the Board’s commitment to maintain members of diverse experience and background. In particular, the Board is committed to identifying and evaluating highly qualified women and underrepresented ethnic group candidates as well as candidates with other diverse backgrounds, industry experience and other unique characteristics.
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Candidates may come to the attention of the Committee on Directors and Corporate Governance through current Board members, third-party search firms, management, shareholders or others. Search firms together with management and directors develop a candidate profile that includes the relevant skills and experiences being sought at that time and incorporates the Board membership criteria. Prospective candidates are identified based on the profile. Additional information relevant to the qualifications of prospective nominees may be requested from third-party search firms, other directors, management or other sources. After this initial evaluation, prospective nominees may be interviewed by telephone or in person by the members of the Committee on Directors and Corporate Governance, the Board Chair, the Lead Independent Director and other directors, as applicable. After completing this evaluation and interview process, the Committee on Directors and Corporate Governance makes a recommendation to the full Board as to the persons who should be nominated by our Board, and the full Board determines the nominees after considering the recommendation and any additional information it may deem appropriate. Following a robust process that began in 2020, Dr. Hidalgo Medina was elected to join the Board, effective June 1, 2021. He was identified as a potential candidate for election to our Board by a third-party search firm retained by the Committee on Directors and Corporate Governance and was subsequently interviewed by members of the Board.
Shareholder Nominations for Director
The Committee on Directors and Corporate Governance considers and evaluates shareholder recommendations of nominees for election to our Board of Directors in the same manner as other director nominees. Shareholder recommendations must be accompanied by disclosure, including written information about the recommended nominee’s business experience and background with consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director. Shareholders should send their written recommendations of nominees accompanied by the required documents to: Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, Attention: Corporate Secretary.
Board Evolution
The Board is very focused on Board composition and refreshment to ensure that your Board has the best mix of skill sets, proficiencies and perspectives to deal with the ever-changing business dynamics of the company and external environment. The Board is also committed to increasing diversity and inclusion, both at the Board level and across the company. In particular, the Board is committed to identifying and evaluating highly qualified women and under-represented ethnic group candidates as well as candidates with other diverse backgrounds, industry experience and other unique characteristics. Finally, the Board will continue to rely on our robust board assessment process to review and evaluate the performance and contributions of directors, which improves the overall effectiveness of the Board.
Proxy Access Shareholder Right
Following extensive engagement with our shareholders, our Board determined to adopt proxy access in 2016, permitting a shareholder or group of up to 20 shareholders holding at least 3% of our outstanding shares of common stock for at least three years to nominate a number of directors constituting the greater of two directors or 20% of the number of directors on our Board, as set forth in detail in our Bylaws. If you wish to propose any action pursuant to our proxy access bylaw provision, you must deliver a notice to BMS containing certain information set forth in our Bylaws, not less than 120 but not more than 150 days before the anniversary of the prior year’s filing of the proxy materials. For our 2023 Annual Meeting, we must receive this notice between October 25, 2022 and November 24, 2022. Shareholders should send their notices to: Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, Attention: Corporate Secretary.
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Annual Evaluation Process

Our Board recognizes the critical role Board and Committee evaluations play in ensuring the effective functioning of our Board. It also believes in the importance of continuously improving the functioning of our Board and committees. Under the leadership and guidance of our Lead Independent Director, the Committee on Directors and Corporate Governance continuously assesses the Board evaluation process. For the last few years, the Board has included a written questionnaire to enhance its evaluation. In 2020, the Committees added written questionnaires for their assessments. In addition to the Board and Committee questionnaires, the Board also formalized the existing process for individual director assessment by including a written list of questions the Board Chair and Lead Independent Director can use as part of their one-on-one discussions with each director. The Lead Independent Director conveys directors’ feedback on an ongoing basis to our Board Chair and has regular one-on-one discussions with the other members of the Board. The formal 2021 Board and Committee evaluation processes were as follows:
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Board: Directors completed an electronic questionnaire on an unattributed basis responding to questions about the Board and Committee structure and responsibilities, Board culture and dynamics, adequacy of information to the Board, Board skills and effectiveness, and Committee effectiveness. In addition, the Board Chair and Lead Independent Director completed one-on-one individual director assessments using a written list of questions. The robust feedback and comments from the directors were anonymously compiled and then were presented by the Board Chair and the Lead Independent Director to the full Board for discussion and action. The 2021 Board evaluation was completed in February 2022.

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Committees: Committee members completed an electronic questionnaire, which included questions approved by each Committee chair with topics covering each Committee’s composition, culture, and functioning as well as each Committee’s responsibilities and effectiveness. The results from the questionnaire were compiled and Committee chairs led discussions in executive sessions of their respective committees. Committee chairs then reported to the full Board the results of their respective committee’s evaluation and any follow-up actions. The 2021 Committee evaluations were completed in the beginning of 2022 and reported to the Board in February 2022.

In response to feedback received from the 2019 annual evaluation process, the Board formalized the existing process for individual director assessment as noted above, added new directors with necessary skills that enhance the composition of our Board and updated the Board’s review and approval processes for capital projects and business development transactions. In response to feedback received during the 2020 annual evaluation process, the Board updated the way in which executive sessions are conducted and added a new director to the Board, Dr. Hidalgo Medina, effective June 1, 2021.
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How We
Govern and
Are Governed
Director Orientation and Continuing Education

Director education is an ongoing, year-round process, which begins when a director joins our Board. Upon joining our Board, new directors are provided with a comprehensive orientation program of our company, including our business, strategy and governance. New directors participate in an orientation program with senior business and functional leaders from all areas of the company, where strategic priorities and key risks and opportunities are discussed. All of our directors attend site visits to one or more of our locations. On an ongoing basis, our directors receive presentations on a variety of topics related to their work on the Board and within the biopharmaceutical industry, both from senior management and from experts outside of the company. We also encourage all of our directors to enroll in continuing education programs sponsored by third parties at our expense.
Active Board Oversight of Our Governance

Our business is managed under the direction of our Board pursuant to the Delaware General Corporation Law and our Bylaws. The Board has responsibility for establishing broad corporate policies and for the overall performance of our company. The Board keeps itself informed of company business through regular written reports and analyses from management, and regular discussions with the Chief Executive Officer and other company officers; by reviewing other materials provided by management and by outside advisors; and by participating in Board and Board Committee meetings.
The Committee on Directors and Corporate Governance continually reviews corporate governance issues and is responsible for identifying and recommending the adoption of corporate governance initiatives. In addition, our Compensation and Management Development Committee regularly reviews our compensation policies and procedures and, when appropriate, recommends changes that strengthen our compensation practices. The “Compensation Discussion and Analysis” section beginning on page 34 discusses many of these policies and procedures.
The Board of Directors has adopted Corporate Governance Guidelines that govern its operation and that of its Committees. Our Board annually reviews the Corporate Governance Guidelines and, from time to time, revises them in response to changing regulatory requirements, evolving best practices and feedback from our shareholders and other constituents. Our Corporate Governance Guidelines may be viewed on our website at www.bms.com/ourcompany/governance.
Board’s Role in Strategic Planning and Risk Oversight

Our Board meets regularly to discuss our company’s strategic direction and the issues and opportunities facing our company in light of trends and developments in the biopharmaceutical industry and the broader business environment. Our Board has been instrumental in determining our short-term and long-term company strategy.
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The Board plays a critical role in the determination of the types and appropriate levels of risk undertaken by the company. Some of the key risks the Board is focused on relate to: (i) potential legislative or other regulatory actions impacting the pharmaceutical industry in the U.S. and internationally, including drug pricing and access; (ii) intellectual property protection and upcoming losses of exclusivity; (iii) competition; (iv) key environmental, social and governance risks, inclusive of human capital management and our commitment to diversity and inclusion; and (v) cyber security, among others.
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Annual strategy deep-dive. Each year, typically during the second quarter, the Board holds an extensive meeting with senior management dedicated to discussing and reviewing our long-term operating plans and overall corporate strategy. As part of the meeting, our Chief Executive Officer leads a discussion of key risks to the plans and strategy as well as risk mitigation plans and activities.

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Constant focus on strategy. Throughout the year, our Board provides guidance to management on strategy and helps to refine operating plans to implement the strategy. This was evident in 2021. The Board met 9 times and held other information sessions to discuss the company’s ongoing response to the COVID-19 pandemic, the company’s integration of the Celgene and MyoKardia businesses and execution of our strategy to renew our product pipeline with new life-changing medicines, including executing on key launches to replace revenues from upcoming losses of exclusivity, among other things.

•	Dedicated to oversight of risk management. Our Board is responsible for risk oversight as part of its fiduciary duty of care to monitor business operations effectively.
For further discussion on how our Board administers its strategic planning and risk oversight function as a whole and through its Board Committees, please see the discussion under the header “How We Are Organized” beginning on page 22.
Risk Assessment of Compensation Policies and Practices

The Compensation and Management Development Committee annually conducts a worldwide review of our material compensation policies and practices. Based on this review, the Committee concluded that our material compensation policies and practices are not reasonably likely to have a material adverse effect on the company. On a global basis, our compensation policies and practices contain many design features that mitigate the likelihood of inducing excessive or inappropriate risk-taking behavior. These features include:
✔	Balance of fixed and variable compensation, with variable compensation tied both to short-term objectives and the long-term value of our stock price	✔	Clawback and recoupment provisions and policies pertaining to annual incentive payouts and long-term incentive awards
✔	Multiple metrics in our incentive programs that balance top-line, bottom-line and pipeline performance	✔	Share ownership and retention guidelines applicable to our senior executives
✔	Caps in our incentive program payout formulas	✔	Equity award policies that limit risk by having fixed annual grant dates
✔	Reasonable goals and objectives in our incentive programs	✔	Prohibition of speculative and hedging transactions by all employees and directors
✔	Payouts modified based upon individual performance, inclusive of assessments against our BMS Values	✔
The participation by all non-sales managers and executives worldwide in the same annual bonus plan applicable to our Named Executive Officers and that has been approved by the Compensation and Management Development Committee

✔	The Compensation and Management Development Committee’s ability to exercise discretion in determining incentive program payouts	✔
Mandatory training on our Principles of Integrity: BMS Standards of Business Conduct and Ethics (the Principles of Integrity) and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions and where to escalate concerns anonymously

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Meetings of Our Board & Director Engagement

Our Board meets on a regularly scheduled basis during the year to review significant developments affecting Bristol Myers Squibb and to act on matters requiring Board approval. It also holds special meetings when important matters require Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. The Board of Directors has been active during the COVID-19 pandemic, adapting like our global workforce, holding virtual and in-person board meetings as conditions permitted, and receiving regular updates from management as it navigates the many challenges presented by the pandemic. In 2021, the Board met 9 times. The average aggregate attendance of directors at Board and committee meetings was over 98%. No director attended fewer than 90% of the aggregate number of Board and committee meetings during the period he or she served. During these meetings, our independent directors met in executive sessions to discuss many topics, including the company’s integration of the Celgene and MyoKardia businesses and execution of our strategy to renew our product pipeline with new life-changing medicines, including executing on key launches to replace revenues from upcoming losses of exclusivity, among other things. The Board and Board Committees also held information sessions throughout 2021, which supplemented the regularly scheduled Board and Committee meetings. These information sessions were especially important during 2021 and allowed the Board to provide effective oversight and support to our management team during the ongoing pandemic. For 2022, the Board and Committees will continue to supplement their regular meetings with information sessions as needed.
It is the expectation of the Board that each director has sufficient time to attend, prepare for and participate during Board and Committee meetings. Our Committee on Directors and Corporate Governance periodically reviews the outside board service of our directors and has adopted internal procedures to address when a director’s outside public board service exceeds the limit included in the company’s Corporate Governance Guidelines.
Annual Meeting of Shareholders

Directors are strongly encouraged, but not required, to attend the Annual Meeting of Shareholders. All of the 2021 nominees for director who were directors as of the 2021 Annual Meeting attended our virtual 2021 Annual Meeting of Shareholders.
Codes of Conduct

The Principles of Integrity adopted by our Board of Directors set forth important company policies and procedures in conducting our business in a legal, ethical and responsible manner. These standards are applicable to all of our employees, including the Chief Executive Officer, the Chief Financial Officer and the Controller.
In addition, the Audit Committee has adopted the Code of Ethics for Senior Financial Officers that supplements the Principles of Integrity by providing more specific requirements and guidance on certain topics. The Code of Ethics for Senior Financial Officers applies to the Chief Executive Officer, the Chief Financial Officer, the Controller, the Treasurer and the heads of major operating units.
Our Board has also adopted the Code of Business Conduct and Ethics for Directors that applies to all directors and sets forth guidance with respect to recognizing and handling areas of ethical issues.
The Principles of Integrity, the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics for Directors are available on our website at www.bms.com/ourcompany/governance. We will post any substantive amendments to, or waivers from, applicable provisions of our Principles, our Code of Ethics for Senior Financial Officers, and our Code of Business Conduct and Ethics for Directors on our website at www.bms.com/ourcompany/governance within two days following the date of such amendment or waiver.
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Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of our Codes of Conduct. In addition, as required under the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by company employees of concerns regarding questionable accounting or auditing matters.
Related Party Transactions

The Board has adopted a written policy and procedures for the review and approval of transactions involving the company and related parties, such as greater than 5% shareholders, directors, executive officers and their immediate family members. The policy and procedures cover any transaction or series of transactions (an “interested transaction”) in which the amount involved exceeds $120,000, the company is a participant, and a related party has a direct or indirect material interest (other than solely as a result of being a director or less than 10% beneficial owner of another entity). All interested transactions are subject to approval in accordance with the following policy and procedures:
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Management will be responsible for determining whether a transaction is an interested transaction requiring review under this policy, in which case the transaction will be disclosed to the Committee on Directors and Corporate Governance (the “Governance Committee”).

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The Governance Committee will review the relevant facts and circumstances, including, among other things, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or ordinary circumstances and the related party’s interest in the transaction.

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No director will participate in any discussion or approval of the interested transaction for which he or she is a related party, except that the director will provide all material information concerning the interested transaction to the Governance Committee.

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If an interested transaction is ongoing, the Governance Committee may establish guidelines for management to follow in its ongoing dealings with the related party and will review and assess such ongoing relationships on at least an annual basis.

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Certain types of interested transactions are deemed to be pre-approved by the Governance Committee, as applicable, even if the amount involved will exceed $120,000, including the employment of executive officers, director compensation, certain transactions with other companies or charitable contributions, transactions where all shareholders receive proportional benefits, transactions involving competitive bids, regulated transactions and certain banking-related services.

BlackRock, Inc. (BlackRock) and The Vanguard Group (Vanguard) are each considered a “Related Party” under our related party transaction policy because they each beneficially own more than 5% of our outstanding common stock. The Governance Committee approved the following related party transactions in accordance with our related party policy and procedures and Bylaws:
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Certain of our retirement plans use BlackRock and its affiliates to provide investment management services. In addition, we have certain investments in BlackRock managed investment funds. In connection with these services, we paid BlackRock approximately $1.2 million in fees during 2021.

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Vanguard acts as an investment manager with respect to certain investment options under our savings and thrift plans. Participants in the plans pay Vanguard’s investment management fees if they invest in investment options managed by Vanguard; neither the plans themselves nor the company pays fees directly to Vanguard. In connection with these services, Vanguard received approximately $967,347 in fees during 2021.

The Governance Committee approved the above relationships on the basis that these entities’ ownership of our stock plays no role in the business relationship between us and them, and that the engagement of each entity was on terms no more favorable to them than terms that would be available to unaffiliated third parties under the same or similar circumstances.
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On January 3, 2022, Mr. Arduini became the President and Chief Executive Officer of GE Healthcare. Bristol-Myers Squibb has made business payments to GE Healthcare, including related to some early development and license agreements. The Company paid GE Healthcare approximately $6,417,812 in 2021, which accounted for less than 2% of GE Healthcare’s consolidated gross revenues for the 2021 fiscal year.
The Governance Committee approved the above relationship on the basis that all of the business dealings were entered into in the ordinary course of business and were on terms no more favorable to GE Healthcare than terms that would be available to unaffiliated third parties under similar circumstances.
Disclosure Regarding Political Activities

We provide semi-annual disclosure on our website at the link below of all political contributions to political committees, parties or candidates on both state and federal levels that are made by our employee political action committee, as well as annual disclosure of the portion of our dues or other payments made to trade associations to which we give $50,000 or more that can be attributed to lobbying expenditures. Please see the company's website at: https://www.bms.com/about-us/sustainability/economic-responsibility/political-contributions.html under “Political Contributions.”
Environmental, Social, Governance & Sustainability

At Bristol Myers Squibb, our vision is to transform the lives of patients through science. As a leading biopharma company, we understand our responsibility extends well beyond the discovery, development and delivery of innovative medicines that help patients prevail over serious diseases. We believe that driving long-term business value is at the heart of living our purpose—being leaders and difference-makers for generations to come.
This belief is reflected in our strong governance profile, which includes direct oversight of environmental, social and governance (“ESG”) risks, assessment and disclosure by our Committee on Directors and Corporate Governance. Oversight by this Committee strengthens our ability to operate with the highest levels of quality, integrity and ethics, the primary element of our ESG strategy.
Our ESG strategy builds on a legacy of comprehensive and global sustainability efforts, encompassing the products we make and how we make them, our facilities, our employees and our communities. We have been setting sustainability objectives and reporting on the results since the 1990s, when we first began reporting on environmental objectives. In 2021, after successfully achieving our Sustainability 2020 Goals across the areas of patients, people, supply chain and the environment, we published our inaugural ESG Report detailing our critical risks and opportunities, as well as progress against our targets to accelerate innovation, enhance patient access to medicines, be an employer of choice and reduce our environmental footprint. Our ESG strategy seeks to mobilize our combined capabilities and resources to positively impact the communities where we live, work and serve, with four focus areas:
•	We are committed to quality, integrity and ethics in everything we do.
•	We seek to actively improve the health of the communities where we live, work and serve.
•	We value diversity and inclusion.
•	We honor our longstanding pledge to environmental sustainability.
Our ESG strategy is fully aligned with our corporate strategy and was defined based on a formal assessment of priority issues drawn from senior executives and a broad group of stakeholders with board oversight. Through active engagement with our shareholders and other key stakeholders, we completed the development of our next generation commitments. We will set approved science-based emissions reductions targets in alignment with the Science Based Target Initiative as a key step in the roadmap to delivering these environmental commitments.
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The Bristol Myers Squibb mission, values and purpose fully align with global goals. This year marks our 12th year as a signatory to the United Nations Global Compact and more than 20 years of setting global Sustainability Goals. Since 2016, we have reported progress toward achieving seven targets within UN Sustainable Development Goal (SDG) 3, Good Health and Well-Being, through the efforts of Bristol Myers Squibb Company in collaboration with the separate non-profit entities, the Bristol Myers Squibb Foundation and the Bristol Myers Squibb Patient Assistance Foundation. Utilizing the SDG Compass, we mapped our sustainability efforts across the enterprise and aligned our strategy to the realization of the SDGs. We identified 10 SDGs, defined by our primary and secondary alignment, that we are uniquely able to address, and we track our progress using the UN SDG Action Manager. Also, we are members of the Business Ambition for Climate and Health and Climate Ambition Action Platforms, as well as an ongoing sponsor for the One Young World Lead 2030 Challenge for SDG 10: Reduced Inequalities, with a focus on advancing equality within the LGBTQ community in businesses, and a member of the Inaugural UN Young SDG Innovators Program, supporting SDG 3: Good Health and Well-Being, with a focus on Mental Health and Wellness.
Our longer-term vision and approach to business growth and planning have given us a clear understanding of how important it is to provide innovative solutions to global sustainability and to incorporate sustainability into our corporate culture and daily business operations. As we work on transforming our models and systems for the future, we remain committed to the continued evolution of environmentally sound and socially responsible growth.
These commitments reflect our comprehensive approach to protecting human and natural resources, now and in the future. For us, sustainability is much more than meeting targets—it is integrated into our culture and is part of our daily thought process. This includes ensuring our clinical trials reflect real world patient populations and incorporating innovative technologies to drive our R&D and manufacturing operations. We continue to bring hope to patients with serious diseases by building capacity and strengthening community services to ensure no patient is left behind.
Through active engagement with our shareholders and other key stakeholders on our ESG performance relative to our financial results, we completed the development of our next generation commitments to environmental responsibility for the global enterprise. By 2030, we intend to purchase 100% of the electricity we use from renewable sources, and by 2040, we intend to be carbon neutral in our Scope 1 (direct) and Scope 2 (indirect) emissions and reach the targets of equitable water use, zero waste to landfill and 100% electric vehicles in our commercial fleet. In addition, by 2050, we commit to Net Zero emissions in Scope 1, 2 and 3 (value chain), as part of setting science-based emissions reduction targets in alignment with the Science Based Targets Initiative (SBTi)—a key step in the roadmap to delivering these environmental commitments. We intend to have these targets approved by the SBTi by 2024.

In 2021, as part of our enhanced focus on transparency, we expanded our reporting to include our response to the Global Reporting Initiative, an Anti-Corruption report using the Norges Bank Investment Management guidance, and a Sustainability Accounting Standards Board index. We will publish ESG updates annually that include these frameworks.
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Our Board remains actively engaged on these issues with direct oversight by our Committee on Directors and Corporate Governance. For more information and to provide feedback, please see the company’s website at https://www.bms.com/about-us/sustainability.html under “Sustainability.”
Responsible Drug Pricing Strategy & Transparency

Our Commitment
We firmly believe that prescription medicines are such a vital part of human healthcare that everyone who needs them should have access to them. We have been, and remain committed to facilitating access to our medicines, and to furthering our Mission to help patients prevail over serious diseases. We price our medicines based on a number of factors, including, among others, the value of scientific innovation for patients and society in the context of overall healthcare spend; economic factors impacting the healthcare systems’ capacity to provide appropriate, rapid and sustainable access to patients; and the necessity to sustain our R&D investment in innovative, high-quality medicines that address the unmet medical needs of patients with serious diseases and improve their life needs.
At Bristol Myers Squibb, we believe in the value our medicines bring to patients and society and our role in transforming care to help patients live longer, healthier and more productive lives. We focus on medicines that meaningfully change patient outcomes and improve quality of life, and over the last 30 years, we have made significant contributions in areas such as HIV, hepatitis, cardiovascular disease and, most recently, immuno-oncology. After our acquisition of Celgene, we are now moving to the next generation of treatment options, such as CAR T. We are pursuing medicines with transformational potential in diseases such as cancer, hematology, heart failure, fibrosis, multiple sclerosis, psoriasis and neuroscience. Many of our medicines are breakthroughs in innovation, truly differentiated medicines that have changed the standard of care and help patients live longer and healthier lives. For example, in melanoma, prior to the availability of immuno-oncology treatment options, 25% of patients diagnosed with metastatic melanoma survived one year. This increased to 74% with immuno-oncology therapies. Through Revlimid and Pomalyst, we transformed the treatment of multiple myeloma. Advances like these have transformed the treatment of certain cancers and changed survival expectations for patients. Collectively, we have delivered five (5) new products in the past four (4) years, including 21 major market approvals in 2021. These breakthrough medicines are possible because of our sustained investment in research and development. We have emerged as an industry leader in R&D investment, investing approximately, $6 billion, $11 billion and $11 billion annually for 2019, 2020, and 2021, respectively or approximately 24% of our revenue in 2021. Our goal is to ensure access to our currently approved medicines while continuing to fuel the development of medicines for the future.
Governance/Transparency
We take a thoughtful approach to pricing our products and have internal processes and controls in place to ensure that pricing decisions are thoroughly and appropriately vetted with the highest levels of management prior to implementation. This process includes routine presentations to the Board on drug pricing strategies. In addition, on balance, over the last few years, our revenue growth has been primarily attributable to increased volume arising from increased demand for our products rather than price increases. We have and continue to disclose the average net selling price increase for our U.S. products in our annual report on Form 10-K and our quarterly reports on Form 10-Q. Our average net selling price increase for 2017, 2018 and 2019 for our legacy BMS products was approximately, 2%, 0% and 0%, respectively and for 2020 and 2021 for our combined company products (including Celgene) was approximately 1% and 2%, respectively. We believe we have the appropriate governance mechanisms and internal controls and processes in place to ensure that pricing decisions are made in line with our values and commitment.
Demonstrating our ongoing efforts to responsibly price our medicines while balancing investment in new innovation, we expect U.S. net prices across our portfolio to remain neutral in 2022. List price increases remain below inflation and apply to medicines with ongoing clinical research. Any patient having issues obtaining or affording a BMS medicine should visit our patient support website hub at https://www.bmsaccesssupport.bmscustomerconnect.com/patient.
In addition, the Compensation Management and Development Committee annually completes a thoughtful and rigorous evaluation of our executive compensation program to ensure that the program is aligned with our Mission and
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delivers shareholder value, while not encouraging excessive or inappropriate risk taking by our executives. When setting incentive plan targets each year, the Compensation Management and Development Committee is aware of the risks associated with drug pricing, among other things, and ensures our plans do not incentivize risky behavior in order to meet targets.
Access/Regulatory Reform
We remain committed to working with policymakers, thought leaders, patient advocates and other stakeholders to shape a comprehensive system that provides accessible and affordable health care with the goal of achieving universal coverage and quality patient care, while continuing to fuel innovation. We support efforts to make medicines more affordable, from access assistance to innovative ways to address costs more directly. Individuals who cannot afford our medicines and have no other means of coverage, public or private, may be eligible to be provided with our medicines, at no charge, through a number of programs, including product donations to various independent charitable organizations, such as the Bristol-Myers Squibb Patient Assistance Program Foundation, Inc., an independent 501(c)(3) charitable organization and other company sponsored patient support programs. We estimate that in 2021, we donated more than $1.6 billion worth of medicines to assist more than 143,000 patients in the U.S. at no cost to these patients.
We promote health equity globally and strive to increase access to life-saving medicines for populations disproportionately affected by serious diseases and conditions, giving new hope and help to some of the world’s most vulnerable people. Indeed, increasing access to patients was one of our 2020 Sustainability Goals. In addition to our patient support programs in the U.S. and outside of the U.S., we have dedicated patient support programs, rebates and co-pay assistance programs in each country. In instances of disproportionate disease impact, we support the use of tiered pricing between distinct groups of countries. For example, for over a decade, Bristol Myers Squibb has maintained a policy of tiered pricing and voluntary licensing for our HIV and HCV medicines in an attempt to reduce barriers that delay broad and accelerated access to treatment for patients around the world. In addition, as part of our commitment to helping patients prevail over serious diseases, we also drive and support a number of programs designed to build capacity, raise patient awareness, including prevention and diagnosis and access to treatment and care. Through donations to the Bristol Myers Squibb Foundation, an independent 501(c)(3) charitable organization, we support community-based programs that promote cancer awareness, screening, care and support among high-risk populations in the United States, as well as China, Brazil and sub-Saharan Africa. Examples are the Bridging Cancer Care and Delivering Hope programs.
We recognize this remains a challenging time for everyone, and we know patients may be facing additional hardships. Our existing patient support programs are available to help eligible patients in the U.S. who have been prescribed a Bristol Myers Squibb medicine and have lost employment and health insurance due to the COVID-19 pandemic. Under these programs, eligible patients are provided certain Bristol Myers Squibb medicines for free.
As a company, we have made remarkable improvements in delivering life-saving medicines to patients and offering creative solutions for access; however, we understand concerns that our healthcare system as a whole is too expensive, and we are interested in finding ways to improve our system. Therefore, we re-assert our commitment to proactively work with governments, payers, health care providers and other stakeholders around the world to develop sustainable solutions that will better assist patients in need.
In December, the company issued its 2021 Global Access Report that detailed Bristol Myers Squibb’s efforts and progress towards advancing access to healthcare and health equity globally through its own efforts and in partnership with other stakeholders. We invite you to view this report on our website at https://www.bms.com/assets/bms/us/en-us/pdf/global-access-report.pdf.
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How We Are
Organized
Board Leadership Structure

The company’s governance documents provide the Board with flexibility to select the appropriate leadership structure for the company. They establish well defined responsibilities with respect to the Board Chair and Lead Independent Director roles, including the requirement that the Board have a Lead Independent Director if the Board Chair is not an independent director. This information is set forth in more detail on our website at www.bms.com/ourcompany/governance.
Our Board has dedicated significant consideration to our leadership structure, particularly in connection with the election of Dr. Caforio as the Board Chair at the 2017 Annual Meeting. The Board evaluates our leadership structure annually. The Board’s most recent analysis of our leadership structure took into account many factors, including the specific needs of the Board and the company, the strong role of our Lead Independent Director, our Corporate Governance Guidelines (including our governance practices that provide for independent oversight of management), the integration of Celgene businesses into our company, the challenges specific to our company, and the best interests of our shareholders. After thoughtful and rigorous consideration, the Board determined that combining the Board Chair and Chief Executive Officer positions and electing Dr. Caforio as the Board Chair continues to be in the best interest of the company and our shareholders and is the best leadership for the company and its shareholders at this time. Specifically, our Board believes having Dr. Caforio serve in the combined role of Board Chair and Chief Executive Officer confers distinct advantages at this time, including:
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having a Board Chair who can draw on detailed institutional knowledge of the company and industry experience from serving as Chief Executive Officer, providing the Board with focused leadership, particularly in discussions about the company’s strategy;

•	a combined role ensures that the company presents its message and strategy to all stakeholders, including shareholders, employees and patients, with a unified voice; and
•	the structure allows for efficient decision-making and focused accountability.
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The Board recognizes the importance of appointing a strong Lead Independent Director to maintain a counterbalancing structure to ensure that the Board functions in an appropriately independent manner. The Lead Independent Director is selected annually by the independent directors. The independent directors of the Board have elected Mr. Samuels to serve in that position.
The Lead Independent Director’s responsibilities include, among others:
✓	Serving as liaison between the independent directors and the Board Chair and Chief Executive Officer	✓	Approving the quality, quantity and timeliness of information sent to the Board
✓	Reviewing and approving meeting agendas and sufficiency of time	✓	Serving a key role in Board and Chief Executive Officer evaluations
✓	Calling meetings of the independent directors	✓	Responding directly to shareholder and stakeholder questions, as appropriate
✓	Presiding at all meetings of the independent directors and any Board meeting when the Board Chair and Chief Executive Officer is not present, including executive sessions of the independent directors	✓	Providing feedback from executive sessions of the independent directors to the Board Chair and Chief Executive Officer and other senior management
✓	Engaging with major shareholders, as appropriate	✓	Recommending advisors and consultants
The Board’s culture is open and promotes transparent dialogue and rigorous discussion. The Board deliberates on all major decisions with and without management present and effectively utilizes executive sessions under the leadership of the Lead Independent director to drive board alignment.
The Board believes this structure provides an effective, high-functioning Board, as well as appropriate safeguards and oversight. Our Board will continue to evaluate its leadership structure in light of changing circumstances and will do so on at least an annual basis and make changes at such times as it deems appropriate.
Our Board administers its strategic planning and risk oversight function as a whole and through its Board Committees. The following are examples of how our Board Committees are involved in this process:
Audit Committee
Regularly reviews and discusses with management our process to assess and manage enterprise risks, including those related to market/environmental, strategic, financial, operational, legal, compliance, cyber security and reputation.

Compensation and Management Development Committee
Annually evaluates our incentive compensation programs to determine whether incentive pay encourages excessive or inappropriate risk-taking. In particular, the Committee evaluates the components of our executive compensation program that work to minimize excessive or inappropriate risk-taking, including, the use of different forms of long-term equity incentives, linking payout to each executive’s demonstration and role modeling of our BMS Values, placing caps on our incentive award payout opportunities, following equity grant practices that limit potential for timing awards and having stock ownership and retention requirements. The Committee has oversight responsibility for the Company’s management development programs, performance assessment of our CEO and other senior executives and succession planning.

Committee on Directors and Corporate Governance
Regularly considers and makes recommendations to the Board concerning the appropriate size, function and needs of the Board, determines the criteria for Board membership, provides oversight of our corporate governance affairs and reviews corporate governance practices and policies. Oversees the company’s political activities and environmental, social and governance strategy and reporting and the impact on the company’s employees and shareholders.

Science and Technology Committee
Regularly reviews our pipeline and potential business development opportunities to evaluate our progress in achieving our near-term and long-term strategic research and development goals and objectives and assures that we make well-informed choices in the investment of our research and development resources, among other things.

23

Committees of Our Board

Our Bylaws specifically provide for an Audit Committee, Compensation and Management Development Committee, and Committee on Directors and Corporate Governance, all of which are composed entirely of independent directors. Our Bylaws also authorize the establishment of additional committees of the Board and, under this authorization, our Board of Directors established the Science and Technology Committee. Our Board has appointed individuals from among its members to serve on these four standing committees and each committee operates under a written charter adopted by the Board, as amended from time to time. These charters are published on our website at http://bms.com/ourcompany/governance/Pages/board_committees_charters.aspx. Each of these Board Committees has the necessary resources and authority to discharge its responsibilities, including the authority to retain consultants or experts to advise the committee.
The table below indicates the current members of our standing Board Committees and the number of meetings held in 2021:
Director	Audit(1)	Committee on Directors and Corporate Governance	Compensation and Management Development	Science and Technology
Peter J. Arduini			X	X
Giovanni Caforio, M.D.
Julia A. Haller, M.D.(2)		X		X
Manuel Hidalgo Medina M.D., Ph.D.(3)				X
Paula A. Price(2)	X	X
Derica W. Rice(2)	C		X
Theodore R. Samuels(2)	X	C
Gerald L. Storch (2)		X	C
Karen H. Vousden, Ph.D.			X	C
Phyllis R. Yale(2)	X	X
Number of 2021 Meetings(4)	8	5	7	7
“C”	indicates Chair of the committee.
1)
Our Board of Directors has determined, in its judgment, that all members of the Audit Committee are financially literate and that all members of the Audit Committee meet additional, heightened independence criteria applicable to directors serving on audit committees under the New York Stock Exchange listing standards and applicable SEC rules. In addition, our Board has determined that Messrs. Rice and Samuels and Ms. Price each qualify as an “audit committee financial expert” under the applicable SEC rules.

2)
Effective May 4, 2021, Ms. Price and Ms. Yale became members of the Audit Committee; Mr. Rice became Chair of our Audit Committee and a member of our Compensation and Management Development Committee; Dr. Haller became a member of our Committee on Directors and Corporate Governance; Mr. Arduini rotated from our Audit Committee to our Science and Technology Committee; Mr. Samuels rotated from our Compensation and Management Development Committee to Chair our Committee on Directors and Corporate Governance and Mr. Storch rotated from our Audit Committee to our Committee on Directors and Corporate Governance.

3)
Dr. Hidalgo Medina joined the Board on June 1, 2021 and became a member of our Science and Technology Committee. Effective May 3, 2022, Dr. Hidalgo Medina will become a member of our Committee on Directors and Corporate Governance.

4)	In 2021, the Integration Committee held its final meeting in February and was dissolved effective as of the 2021 Annual Meeting.
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The following descriptions reflect each standing Board Committee’s membership and Chair effective as of May 3, 2022.
Audit Committee

Committee Chair Derica W. Rice Additional Members Paula A. Price Theodore R. Samuels Phyllis R. Yale
Key Responsibilities
• Overseeing and monitoring the quality of our accounting and auditing practices, including, among others, reviewing and approving the internal audit charter, audit plan, audit budget and decisions regarding appointment and replacement of Chief Audit Officer
• Appointing, compensating and providing oversight of the performance of our independent registered public accounting firm for the purpose of preparing or issuing audit reports and related work regarding our financial statements and the effectiveness of our internal control over financial reporting
• Assisting the Board in fulfilling its responsibilities for general oversight of (i) compliance with legal and regulatory requirements, (ii) the performance of our internal audit function and (iii) enterprise risk assessment and risk management policies and guidelines
• Reviewing our disclosure controls and procedures, periodic filings with the SEC, earnings releases and earnings guidance
• Producing the required Audit Committee Report for inclusion in our Proxy Statement
• Overseeing the implementation and effectiveness of our compliance and ethics program
• Reviewing our information security and data protection program

Committee on Directors and Corporate Governance

Committee Chair Theodore R. Samuels Additional Members Julia A. Haller, M.D. Manuel Hidalgo Medina, M.D., Ph.D. Paula A. Price Gerald L. Storch Phyllis R. Yale
Key Responsibilities
• Providing oversight of our corporate governance affairs and reviewing corporate governance practices and policies, including annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board
• Identifying individuals qualified to become Board members and recommending that our Board select the director nominees for the next annual meeting of shareholders
• Reviewing and recommending annually to our Board the compensation of non-employee directors
• Considering questions of potential conflicts of interest involving directors and senior management and establishing, maintaining and overseeing related party transaction policies and procedures
• Evaluating and making recommendations to the Board concerning director independence and defining specific categorical standards for director independence
• Providing oversight of the company’s political activities
• Providing oversight of the company's environmental, social, governance strategy and reporting and the impact on the company’s workforce and shareholders
• Overseeing the annual evaluation process of the Board and its Committees

25

Compensation and Management Development Committee

Committee Chair Gerald L. Storch Additional Members Peter J. Arduini Derica W. Rice Karen H. Vousden, Ph.D.
Key Responsibilities
• Reviewing, approving and reporting to our Board on our major compensation and benefits plans, policies and programs
• Reviewing corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance in light of those goals and objectives and recommending for approval by at least three-fourths of the independent directors of our Board the CEO’s compensation based on this evaluation
• Reviewing and evaluating the performance of senior management; approving the compensation of executive officers and certain senior management
• Overseeing our management development programs, and performance assessment of our most senior executives and succession planning
• Reviewing and discussing with management the Compensation Discussion and Analysis and related disclosures required for inclusion in our Proxy Statement, recommending to the Board whether the Compensation Discussion and Analysis should be included in our Proxy Statement, and producing the Compensation and Management Development Committee Report required for inclusion in our Proxy Statement
• Establishing and overseeing our compensation recoupment policies
• Reviewing incentive compensation programs to determine whether incentive pay encourages inappropriate risk-taking throughout our business

Science and Technology Committee

Committee Chair Karen H. Vousden, Ph.D. Additional Members Peter J. Arduini Julia A. Haller, M.D. Manuel Hidalgo Medina, M.D., Ph.D.
Key Responsibilities
• Reviewing and advising our Board on the strategic direction of our research and development (R&D) programs, platforms and capabilities and our progress in achieving near-term and long-term R&D objectives
• Reviewing and advising our Board on our internal and external investments in science and technology
• Identifying and discussing significant emerging trends and issues in science and technology and considering their potential impact on our company
• Providing assistance to the Compensation and Management Development Committee in setting any pipeline performance metric under the company’s incentive compensation programs and reviewing the performance results

In addition, in 2021, the Integration Committee held its final meeting in February and was dissolved effective as of the 2021 Annual Meeting.
26

How to
Communicate
With Us
We value input and offer many means to provide it.

We, members of the Board of Directors, know that we must actively seek information from a wide variety of sources—and not just from individuals and entities that work for us—to do our jobs optimally. We therefore create multiple means to hear from shareholders, employees at all levels, patients, medical professionals, policy experts and others to inform our work.
You can communicate with us via many of these means. You can provide us comments on your proxy when you are voting. You can attend our annual meeting and ask questions. You can accept our invitations to engage or ask us for a meeting when that is of value to you. You can participate in our various Investor Relations functions which we listen to both directly and indirectly. You can write to us via mail or use any of our reporting functions such as so-called Whistle Blower hotlines. And, of course, we pay close attention to your voting and investment decisions as well.
Written Communication

Our Board has created a process for anyone to communicate directly with our Board, any committee of the Board, the non-employee directors of the Board collectively or any individual director, including our Board Chair and Lead Independent Director. Any interested party wishing to contact our Board may do so in writing by sending a letter to Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, Attention: Corporate Secretary.
Any matter relating to our financial statements, accounting practices or internal controls should be addressed to the Chair of the Audit Committee. All other matters should be addressed to the Chair of the Governance Committee.
Our Corporate Secretary or her designee reviews all correspondence and forwards to the addressee all correspondence determined to be appropriate for delivery. Our Corporate Secretary periodically forwards to the Governance Committee a summary of all correspondence received. Directors may at any time review a log of the correspondence we receive that is addressed to members of the Board as well as copies of any such correspondence. Our process for handling communications to our Board has been approved by the independent directors.
Proactive Shareholder Engagement

We continued to place a high priority on our proactive engagement with our shareholders in 2021, reaching out to over 50 of our top shareholders, representing approximately 49% of our shares outstanding. In 2021, management and members of the Board, including our Lead Independent Director, met with many of our shareholders and had a productive dialogue on a number of topics, including board composition and leadership, company strategy and execution, diversity and inclusion, environmental, social and governance (ESG) strategy and risk oversight, executive compensation as well as the company’s ongoing response to COVID-19.
The feedback received was generally positive and was shared with the entire Board and members of senior management. In addition, in 2022, we continued to engage with shareholders, seeking active feedback and offering additional insights on current topics of interest, such as our Board leadership structure, diversity and inclusion, our ESG strategy and the ongoing response to COVID-19, as well as executive compensation and corporate governance topics, including the shareholder proposals included in our 2021 Proxy Statement.
27

We encourage our registered shareholders to use the space provided on the proxy card to let us know your thoughts about BMS or to bring a particular matter to our attention. If you hold your shares through an intermediary or received the proxy materials electronically, please feel free to write directly to us.

Responsiveness to Shareholder Feedback

Throughout the last few years, we have actively solicited feedback from shareholders on topical issues and offered additional insights on shareholder proposals that were included in our recent Proxy Statements. The results of these discussions are noted below:
Topic	Shareholder Feedback	Company Response
Company Response to COVID-19 Pandemic
Numerous shareholders asked about the company’s response to the COVID-19 pandemic and how it has impacted our operational and financial standing and efforts to protect the health and safety of our workforce and customers.

Our response to the COVID-19 pandemic was, and is, primarily focused on protecting the health, well-being and safety of our workforce, ensuring the continued supply of and access to our medicines for our patients and maintaining the long-term and sustainable competitive position of the company. We are also supporting research efforts to accelerate the development, manufacturing, and delivery of diagnostics and treatments for COVID-19. Please see discussion under “Company Response to COVID-19” beginning on page 38.

Diversity & Inclusion	A number of our shareholders requested we adopt a policy to publicly disclose our Consolidated EEO-1 Report yearly and suggested that we also consider including pay data.
In 2021, we published our first Global, Diversity, Equity & Inclusion Report, highlighting our EEO-1 data and key commitments to cultivate diversity, equity & inclusion. Namely, in August 2020, BMS and the Bristol Myers Squibb Foundation announced each would separately commit $150 million as part of a series of commitments around health equity, diversity and inclusion currently focused on five key priorities. For further discussion on these commitments, please see discussion under “Commitment to Diversity & Inclusion” beginning on page 37.

Environmental, Social & Governance Strategy and Reporting	Several shareholders inquired about our current ESG strategy, commitments and internal governance around ESG reporting.
Our Committee on Directors and Corporate Governance has direct oversight of our ESG strategy and reporting and ensures our ability to operate with the highest levels of quality, integrity and ethics. Our ESG strategy is fully aligned to our corporate strategy. Through active engagement with our shareholders and other key stakeholders, we completed the development of our next generation commitments. We will set approved science-based emissions reductions targets in alignment with the Science Based Target Initiative as a key step in the roadmap to delivering these environmental commitments. We also expanded our reporting to include additional validated ESG frameworks such as SASB and TCFD and published our first ESG Report in 2021 and will update the report annually. For further discussion, please see “Environmental, Social, Governance & Sustainability” beginning on page 18.

Management Accountability & Compensation Recoupment
In 2020, Investors for Opioid and Pharmaceutical Accountability (IOPA) and corporate representatives from the pharmaceutical industry formed an incentive deferral working group to develop a set of principles that focus on incentive deferrals as one strategy to assist boards in recouping compensation in the event of misconduct.

We collaborated with the investors to include additional disclosure beginning with our 2021 Proxy Statement to highlight how the company’s existing equity plan features are aligned with the intent of the final bonus deferral principles. This was responsive to the investors’ feedback and consistent with our shared desired outcome. This disclosure is included in this Proxy Statement beginning on page 60.

Special Meeting Threshold Reduced from 25% to 15%
In response to valuable feedback from our shareholders regarding the vote support for recent proposals covering this item, we included a proposal at the 2021 Annual Meeting to reduce the ownership threshold for shareholders to request a special meeting.

The company is committed to high standards of corporate governance, including taking steps to achieve greater transparency and accountability to our shareholders. As such, at the 2021 Annual Meeting, the Board asked shareholders to approve an amendment to the Company’s charter to reduce the percentage of outstanding shares required for shareholders to call a special meeting from 25% to 15%. The Board determined to take this action following extensive engagement with our shareholders and an evaluation of our strong corporate governance policies and practices, including the many ways shareholders are able to contact the Board and senior management on important matters outside of the annual meeting cycle. This proposal was well supported by shareholders.

28

How We
Are Paid
Compensation of Directors

Director Compensation Program
We aim to provide a competitive compensation program to attract and retain high quality directors. The Committee on Directors and Corporate Governance (when used in this Compensation of Directors’ section, the “Committee”) annually reviews our directors’ compensation program, including a review of the director compensation programs at our executive compensation peer groups. For 2021 planning, we again engaged an outside consultant, Frederic W. Cook & Co., Inc. (“FWC”), to review market data and competitive information on director compensation. FWC recommended, and the Committee determined, that our executive compensation peer groups should be the primary source for determining director compensation.
Upon reviewing FWC’s analysis in December 2020, the Committee determined to make no changes to the director compensation program for service as a director in 2021. As a result, our 2021 director compensation program was identical to our program in 2020. Giovanni Caforio, M.D. does not receive any additional compensation for serving as a director.
The Committee believes the total compensation package for directors we offered in 2021 was reasonable, and appropriately aligned the interests of directors with the interests of our shareholders by ensuring directors have an equity stake in our company.
The Components of Our Director Compensation Program
In 2021, non-employee directors who served for the entirety of 2021 received:
Component	Value of Award
Annual Retainer	$100,000
Annual Equity Award	Deferred Share Units valued at $190,000
Lead Independent Director Annual Retainer	$50,000
Committee Chair Annual Retainer	$25,000
Committee Member (not Chair) Annual Retainer – Audit, Compensation and Management Development, Committee on Directors and Corporate Governance, Science and Technology and Integration Committees(1)	$15,000
1)	In 2021, the Integration Committee held its final meeting in February and was dissolved effective as of the 2021 Annual Meeting.
Annual Equity Award
On February 1, 2021, all non-employee directors serving on the Board at that time received an annual award of deferred share units valued at $190,000 under the 1987 Deferred Compensation Plan for Non-Employee Directors. These deferred share units are non-forfeitable at grant and are settleable solely in shares of our common stock. A new member of the Board who is eligible to participate in the Plan receives, on the date the director joins the Board, a pro-rata number of deferred share units based on the number of share units payable to participants as of the prior February 1.
29

Compensation of our Lead Independent Director
Our Lead Independent Director received an additional annual retainer of $50,000. Our Board has determined to award this retainer in light of the increased duties and responsibilities demanded by this role, which duties and responsibilities are described in further detail on page 23.
Share Retention Requirements
All non-employee directors are required to acquire a minimum of shares and/or units of company stock valued at not less than five times their annual cash retainer within five years of joining the Board and to maintain this ownership level throughout their service as a Director. We require that at least 25% of the annual retainer be deferred and credited to a deferred compensation account, the value of which is determined by the value of our common stock, until a non-management director has attained our share retention requirements.
Deferral Program
A non-management director may elect to defer payment of all or part of the cash compensation received as a director under our company’s 1987 Deferred Compensation Plan for Non-Employee Directors. The election to defer is made in the year preceding the calendar year in which the compensation is earned. Deferred funds for compensation received in connection with service as a director in 2021 were credited to one or more of the following funds: a U.S. total bond index, a short-term fund, a total market index fund or a fund based on the return on our common stock. Deferred portions are payable in a lump sum or in a maximum of 10 annual installments. Payments under the Plan begin when a participant ceases to be a director or at a future date previously specified by the director.
Charitable Contribution Programs
Each director who joined the Board prior to December 2009 participates in our Directors’ Charitable Contribution Program. Upon the death of a director, we will donate up to an aggregate of $500,000 to up to five qualifying charitable organizations designated by the director. Individual directors derive no financial or tax benefit from this program since the tax benefit of all charitable deductions relating to the contributions accrues solely to the company. In December 2009, the Board eliminated the Charitable Contributions Program for all new directors.
In addition, each director was able to participate in our company-wide matching gift program in 2021. We matched dollar for dollar a director’s contribution to qualified charitable and educational organizations up to $30,000. This benefit was also available to all company employees. Starting in 2020, as part of our overall diversity and inclusion commitments, we committed to matching on a 2-to-1 basis through the Bristol Myers Squibb Foundation all employee and director donations to organizations that fight disparities and discrimination. In 2021, except for Dr. Hidalgo Medina, all of our directors participated in our matching gift programs as indicated in the Director Compensation Table below.
30

Director Compensation Table
The following table sets forth information regarding the compensation earned by our non-employee directors in 2021.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
P. J. Arduini	$135,151	$190,000	$0	$30,000	$355,151
R. Bertolini(5)	$48,077	$190,000	$0	$5,000	$243,077
M. W. Bonney(5)	$77,011	$190,000	$0	$5,000	$272,011
M. W. Emmens(5)	$49,794	$190,000	$0	$30,000	$269,794
J. A. Haller, M.D.	$130,041	$190,000	$0	$30,000	$350,041
M. Hidalgo Medina, M.D., Ph.D.	$66,978	$127,535	$0	$0	$194,513
D. C. Paliwal(5)	$53,228	$190,000	$0	$30,000	$273,228
P. A. Price	$124,890	$190,000	$0	$30,000	$344,890
D. W. Rice	$131,484	$190,000	$0	$30,000	$351,484
T. R. Samuels	$169,560	$190,000	$0	$30,000	$389,560
V. L. Sato, Ph.D(5)	$65,247	$190,000	$0	$30,000	$285,247
G. L. Storch	$140,000	$190,000	$0	$10,000	$340,000
K. H. Vousden, Ph.D.	$145,151	$190,000	$0	$6,500	$341,651
P. R. Yale	$124,890	$190,000	$0	$30,000	$344,890
1)
Includes the annual retainer, committee chair retainers, committee membership retainers and Lead Independent Director retainer, as applicable. All or a portion of the cash compensation may be deferred until retirement or a date specified by the director, at the election of the director. The directors listed in the below table deferred the following amounts in 2021, which amounts are included in the figures above. Dr. Hidalgo Medina joined the Board effective June 1, 2021.

Name	Dollar Amount Deferred	Percentage of Deferred Amount Allocated to U.S. Total Bond Index	Percentage of Deferred Amount Allocated to Short Term Fund	Percentage of Deferred Amount Allocated to Total Market Index Fund	Percentage of Company Deferred Amount Allocated to Deferred Share Units	Number of Company Deferred Share Units Acquired
P. J. Arduini	$135,151	0%	0%	0%	100%	2,168
R. Bertolini	$48,077	0%	0%	0%	100%	771
M. W. Bonney	$54,678	0%	0%	0%	100%	877
M. W. Emmens	$49,794	0%	0%	0%	100%	799
J. A. Haller, M.D.	$130,041	0%	0%	0%	100%	2,086
M. Hidalgo Medina, M.D., Ph.D.	$16,745	0%	0%	0%	100%	269
D. C. Paliwal	$53,228	0%	0%	0%	100%	854
P. A. Price	$31,223	0%	0%	0%	25%	501
D. W. Rice	$131,484	0%	0%	0%	100%	2,109
T. R. Samuels	$169,560	0%	0%	0%	100%	2,719
G. L. Storch	$140,000	0%	0%	0%	100%	2,245
P. R. Yale	$124,890	0%	0%	0%	100%	2,003
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2)
Represents aggregate grant date fair value under FASB ASC Topic 718 of deferred share unit and common stock awards granted during 2021. On February 1, 2021, each of the non-employee directors then serving as a director received a grant of 3,054.171 deferred share units valued at $190,000 based on the fair market value of $62.21 on the grant date. On June 1, 2021, in connection with his appointment to the Board, Dr. Hidalgo Medina received a pro-rated grant of 1,959.06 deferred share units valued at $127,535 based on the fair market value of our common stock on the grant date of S65.10. The aggregate number of deferred share units held by each of these directors as of December 31, 2021, is set forth below. In some cases, these figures include deferred share units acquired through elective deferrals of cash compensation.

Name	# of Deferred Share Units
P. J. Arduini	34,451
R. Bertolini	27,467
M. W. Bonney	9,488
M. W. Emmens	27,834
J. A. Haller, M.D.	11,482
M. Hidalgo Medina, M.D., Ph.D.	2,233
D. C. Paliwal	0
P. A. Price	5,145
D. W. Rice	7,235
T. R. Samuels	27,956
V. L. Sato, Ph.D.	0
G. L. Storch	66,891
K. H. Vousden, Ph.D.	18,196
P. R. Yale	11,232
3)
There have been no stock options granted to directors since 2006 and except as noted below, no non-employee Director had stock options outstanding as of December 31, 2021. On November 20, 2019 in connection with their appointment to the Board effective upon the closing of the Celgene transaction, Mr. Bonney and Dr. Haller’s stock options from Celgene were converted into BMS stock options. The aggregate number of shares of BMS common stock underlying stock options held by Mr. Bonney and Dr. Haller as of December 31, 2021 are set forth below:

Name	# of Shares Underlying Stock Options
M. W. Bonney	102,169
J. A. Haller, M.D.	83,469
4)	Amounts include company matches of charitable contributions under our matching gift program.
5)	Dr. Vicki Sato and Messrs. Bertolini, Emmens, and Paliwal retired from the Board effective May 4, 2021. Mr. Bonney resigned from the Board on August 3, 2021.
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Message from the Compensation
and Management Development
Committee Chair

As we entered a new chapter at Bristol Myers Squib in 2021, the health and safety of our workforce and the continued supply of our medicines to patients were our highest priorities. For a second year in a row, we were met with considerable challenges as the Board, senior management and our larger workforce navigated a dynamic and evolving pandemic environment as new COVID-19 variants emerged. Despite these challenges, our workforce remained resolute. We delivered strong operational and commercial performance while ensuring our patients continued to receive life-saving medicines. I am incredibly proud of the sustained resilience, dedication and agility of our workforce that continued to prioritize and deliver on our vision to transform patients’ lives through science.
The Compensation and Management Development Committee (when used in this Compensation Discussion & Analysis (“CD&A”), the “Committee” or “CMDC”) is deeply involved in ensuring that the executive compensation programs align, support and reinforce the company’s business and people strategy. For our Named Executive Officers (or “NEOs”), our goal each year is to create an executive compensation framework that provides clear lines-of-sight into the key drivers that we believe will create long-term value for our shareholders and patients.
From an executive compensation and human capital management perspective, we had four distinct focus areas over the past year and these will continue to guide us in our work in 2022. As you read our CD&A, you will see these distinct focus areas reflected throughout. They are:
•
Ensuring we are focused on the safety and well-being of our workforce for both their own benefit, and to safeguard the delivery of life-saving medicines to our patients during this ongoing COVID-19 pandemic. In 2021, we provided oversight and guidance to management on the measures the Company took to protect our employees. These included measures to ensure our employees’ physical and emotional well-being, the implementation of vaccine mandates for our U.S. and Puerto Rico colleagues and other safety protocols (e.g., weekly asymptomatic testing, social distancing, deep cleaning, among others);

•
Refining our human capital management strategy with tangible goals and a commitment to transparent disclosure of our progress against these well-defined goals. As part of this commitment, we published our inaugural ESG Report and Global Diversity, Equity and Inclusion Report, highlighting our EEO-1 data and key commitments to cultivate diversity, equity & inclusion, including our commitment to achieve gender parity at the executive level globally and double executive representation of both Black/African American and Hispanic/Latino employees in the U.S. by the end of 2022;

•
Continuing to ensure our compensation programs, and particularly our incentive programs, are competitive, support our evolving strategy, align with performance and shareholder value creation, and enable us to continue to attract and retain the critical talent needed in a highly-competitive industry. During 2021, we undertook a thorough review of our incentive programs, including discussions with our full Board, management and our independent consultant, to ensure such programs continue to support our strategy and our promise to renew our product pipeline with new life-changing medicines; and

•
Evaluating the tenure, independence and effectiveness of our compensation consultant. After a robust request for proposal process, the Committee selected Farient Advisors LLC as the compensation consultant for 2022.

We are at an important inflection point for our Company and the upcoming decade will be critical as we look to renew our pipeline and launch new medicines to replace maturing brands. To accomplish this, the Committee understands it is important to attract key talent, ensure the full engagement of our workforce and prepare for seamless and timely succession. To that end, our Committee also focuses on the development mandate outlined in our charter. In this regard, the Committee continued its longstanding practice of reviewing with the CEO the performance, potential and development opportunities for the senior executives who make up the leadership team, with a view toward prudent succession planning. As part of this effort, members of the Committee were involved in the interviews and onboarding of key external candidates who joined the BMS leadership team.
Over the past few years, shareholder feedback has helped to shape the development and refinement of our compensation program. During 2021, we continued this constructive dialogue, engaging with a large number of our shareholders on a variety of topics, including executive compensation, the incorporation of ESG priorities in our incentive programs, and human capital management, including remote work and protecting the health and safety of our workforce during the global pandemic. All feedback was thoroughly reviewed and discussed during our Committee and Board meetings.
We will continue to engage with shareholders and give full consideration to their feedback. We welcome your input.

Gerald L. Storch, Chair
33

Compensation Discussion
and Analysis
Business Overview

2021 was another challenging year for our company and employees, as we continued to navigate the challenges of the ongoing COVID-19 pandemic and other related issues, such as supply chain constraints, inflation and a tightening labor market. Despite the challenges, we prioritized the health and safety of our workforce and delivered strong results.
Critical to our performance in 2021, and the future of our company, was our continued focus on growth and innovation: bringing truly transformational medicines to patients. Working together, we delivered strong operational and financial results, launched new products and achieved key integration milestones ahead of schedule. In addition, we achieved significant regulatory and clinical milestones that have strongly positioned the company to successfully renew our therapeutic portfolio and sustain growth over the long-term.
Our integration achievements from the Celgene transaction (which are well ahead of schedule) have established a strong foundation for Bristol Myers Squibb as a biopharma leader with a bright future ahead. Our strategy to focus on transformational innovation has demonstrated success. For example, we are launching 9 new medicines, 6 of which have already launched with 3 expected to launch during 2022. We have established leadership positions across oncology, hematology, cardiovascular, and immunology. In each of these businesses, we have leading in-line medicines, significant short-term launch opportunities and a rich pipeline, with platforms and technologies that provide significant opportunities for new approaches to the treatment of serious diseases. Our financial strength and flexibility, along with our differentiated business development strategy, will allow us to drive long-term value.
Looking ahead, we are very excited about where we are as a company. We are well positioned for growth and we are confident in our ability to deliver long-term sustainable value. We will remain focused on our key priorities and believe we will be able to demonstrate the strength of our continuing business, despite the challenges of losses of exclusivity for some of our key medicines like Revlimid. Business development remains a top priority to complement our portfolio for long-term growth and this was evident in 2021. We entered into many promising business development transactions, including with Eisai, Agenus and Immatics, further strengthening our oncology and cell therapy franchises. Together, these transactions demonstrate our commitment to leverage creative deal-making to accelerate innovation and create value for our shareholders.
Finally, we took key steps in 2021 to advance the commitments we announced in August 2020 around health equity, diversity and inclusion. For further discussion on these commitments, please see discussion under “Commitment to Diversity & Inclusion” beginning on page 37.
Pay Program

Following the completion of the Celgene transaction in November 2019, we started to harmonize and align our pay and benefits programs. For the 2020 performance year, the Committee took the initial step to ensure all eligible employees, including our NEOs, had similar performance goals in our annual bonus program and long-term incentive awards to reflect a holistic assessment of the company's and management's overall performance. Effective January 2021, we fully aligned enterprise-level compensation programs―namely our annual bonus and long-term incentive program―for all eligible employees, including our NEOs. For the annual bonus program, this included continuation of Key Integration Metrics for our executives. We also unified the benefits and work life offerings for employees in the U.S and Puerto Rico.
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Throughout 2021, the Committee oversaw the implementation of further harmonization of benefits and work life programs for employees outside of the U.S. However, this does not mark the end of the multi-year integration journey. For 2022, and in some countries into 2023, we will continue to implement unified benefits and work life programs. Over the next few years, we anticipate that you will continue to see the evolution of our executive compensation and benefits programs.
This Compensation Discussion and Analysis describes these actions taken by the Committee in more detail as applied to our Named Executive Officers. In particular, the unified compensation program was designed to provide the Committee with the tools and flexibility to appropriately incentivize, reward and retain our executives and align pay with company performance.
2021 Named Executive Officers

This CD&A is intended to explain how our executive compensation program is designed and how it operates for our Named Executive Officers. The table below lists our 2021 NEOs.
Name	Principal Position
Giovanni Caforio, M.D.	Board Chair and Chief Executive Officer
David V. Elkins	EVP and Chief Financial Officer
Rupert Vessey M.A, B.M., B.Ch., F.R.C.P., D.Phil.	EVP, Research and Early Development
Christopher Boerner, Ph.D.	EVP and Chief Commercialization Officer
Sandra Leung	EVP and General Counsel
2021 Business Results

2021 was a year of strong execution for the company. We made great progress against the execution of our strategy, delivering strong operational and financial performance in key areas, including continued growth across our in-line portfolio, successful execution of new launches, and achievement of significant pipeline milestones. We accomplished this while navigating the challenges of a global pandemic.
Key 2021 Financial Performance Highlights
•	Total revenue increase of 9%, or 8% excluding foreign exchange.
•	GAAP diluted EPS of $3.12.
•	Non-GAAP diluted EPS of $7.51, an increase of 17% compared to 2020.
•	A quarterly dividend increase of 10.2%, marking an increase for the 13th year in a row.
Completed Key Business Development Transactions
•	Business development remains a core element of our strategy and we recently executed several notable transactions across different disease areas, including:
○
In June 2021, we commenced an exclusive global strategic collaboration with Eisai for the co-development and co-commercialization of MORAb-202, a selective folate receptor alpha antibody-drug conjugate being investigated in endometrial, ovarian, lung and breast cancers;

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○	In July 2021, we obtained a global exclusive license to Agenus’ proprietary bispecific antibody program, AGEN1777, that blocks TIGIT and an additional target; and
○	In December 2021, we entered into a global exclusive license to Immatics’ TCR bispecific IMA401 program, which is being studied in oncology. The agreement closed in the first quarter 2022.
Delivered Strong Commercial Performance
•	Excellent commercial execution, particularly during an ongoing global pandemic.
•	Net sales of Revlimid of $12.8 billion, Eliquis of $10.8 billion and Opdivo of $7.5 billion.
•	Net sales of Orencia of $3.3 billion, Pomalyst of $3.3 billion and Yervoy of $2.0 billion.
•	Net sales of new launch portfolio of $1.1 billion.
Achieved Positive Clinical and Regulatory Achievements
•	We leveraged our leading science and clinical development capabilities to achieve significant milestones:
○
We received eight FDA approvals and several other major market approvals, including: (i) first market approvals for two innovative cell therapies (A) Breyanzi for relapsed or refractory (R/R) large B-cell lymphoma in U.S. and (B) Abecma for relapsed or refractory multiple myeloma in U.S. and EU; (ii) Opdivo for first line renal cancer in U.S., EU, and Japan; (iii) Zeposia for ulcerative colitis in U.S. and EU; (iv) Opdivo for first line gastric cancer in U.S., EU, Japan, and China; (v) Opdivo for completely resected esophageal or gastroesophageal junction cancer in U.S. and EU.

○
We completed high value submissions, including: (i) Opdivo for adjuvant bladder cancer; (ii) mavacamten for obstructive hypertrophic cardiomyopathy; (iii) deucravacitinib for psoriasis, and (iv) relatlimab + nivolumab in melanoma.

•
In addition to the two successful launches of our cell therapy assets this year, we have three new medicines (relatlimab; deucravacitinib; mavacamten) that have potential to launch in 2022, and most of these have important expansion opportunities beyond their initial indication.

•
Finally, we see continued momentum in the clinical portfolio through eight pivotal positive clinical trial readouts, including important expansion opportunities for Breyanzi (2L large B-cell lymphoma), Reblozyl (non-transfusion dependent beta-thalassemia) and Opdivo (neoadjuvant lung cancer).

Continued Strong Progress against Integration Milestones
•	We made strong progress with the integration of Celgene and MyoKardia, achieving approximately $2.7 billion in synergies to date ahead of our $3.1 billion target by the end of 2022.
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Commitment to Diversity & Inclusion

As a company, we are building on a strong foundation in diversity and inclusion. We are accelerating the progress we have made through this journey to better serve our patients. In August 2020, the company and the Bristol Myers Squibb Foundation announced each would invest $150 million over the next five years as part of a series of commitments around health equity, diversity and inclusion currently focused on five key priorities: 1) addressing health disparities, 2) increasing clinical trial diversity, 3) expanding our supplier diversity program, 4) expanding our U.S. & Puerto Rico Employee Giving Program and 5) increasing our workforce diversity at the executive levels.

In 2021, we issued our first Diversity, Equity and Inclusion report, highlighting our transformative business model, our EEO-1 data, goals for our people and culture, including our commitment to achieve gender parity at the executive level globally and double executive representation of both Black/African American and Hispanic/Latino employees in the U.S. by the end of 2022. We made significant progress on these commitments in 2021. We entered a partnership with historically black colleges and universities to create and sustain a diverse pipeline of talent. We awarded $11.1 million in corporate giving grants to 56 non-profit organizations in the U.S. to improve access to high quality care and increase disease awareness and education for medically underserved communities. In the near-term, we will locate 25 percent of U.S. clinical research sites in highly diverse communities in 2022. Additionally, the Bristol Myers Squibb Foundation selected 52 physicians to begin training in its Diversity in Clinical Trials Career Development Program in partnership with
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the National Medical Fellowships. More than a thousand of our colleagues in the U.S. and Puerto Rico have donated to social justice organizations fighting disparities and discrimination, matched 2-1 by our employee giving program. We are proud of the journey and progress made to date, but we are conscious that we still have more to do and are committed to further transparency and sharing of our progress.
Company Response to COVID-19

Our response to the COVID-19 pandemic was, and is, primarily focused on protecting the health, well-being and safety of our workforce, ensuring the continued supply of and access to our medicines for our patients, and maintaining the long-term and sustainable competitive position of the company. This focus also accelerated the cohesion of the culture we are building for the combined company and refined our emphasis on employee engagement throughout 2021. We are also supporting research efforts to accelerate the development, manufacturing, and delivery of diagnostics and treatments for COVID-19, and contributing to relief efforts across the globe.
Patients
• Expanded patient support programs to help eligible unemployed patients in the U.S.

• Expanded access to free BMS medicines, including some of our most widely prescribed products & those prescribed via telehealth services
• Ensured no interruption in supplying medicines to patients
People
• Health & Safety remains top priority.

• As of January 5, 2022, approximately 99% of our employees in the U.S. and Puerto Rico are vaccinated against COVID-19. Vaccinations are generally required for the majority of our colleagues in these regions. Requests for medical or religious accommodations are also considered individually.

• Ex-U.S., local regulations and conditions may limit or restrict vaccine mandates; we are committed to implementing similar requirements wherever possible.

• As we return additional workers to our sites, we will continue to access the need to require weekly asymptomatic testing, mask wearing, and physical distancing of all colleagues onsite at our facilities in the U.S. and Puerto Rico. We also keep our workplace safe by conducting regular deep cleaning of our sites.

• Essential workers provided with testing, protective equipment and flexibility to address individual needs, with strong focus on well-being

• We empower our people with an inclusive and energizing work environment tailored to our values and focusing on well-being and resiliency.

Business
COVID-19 Prevention & Treatment:
• We entered into a global licensing agreement with Rockefeller University to develop an antibody combo for therapy or prevention of COVID-19. However, after the Phase 2 data showed a lack of significantly different efficacy versus placebo, we made the decision to end development of the therapy and are in the process of working with Rockefeller University to wind down the program.

• Working with several cross-industry groups & partnerships (e.g., Bill & Melinda Gates Foundation) to accelerate the development, manufacturing, and delivery of diagnostics and treatments for COVID-19.

• We have identified more than 1,000 proprietary compounds with high-quality assays and made them available to collaborators to screen for possible molecules to treat COVID-19.

Development & Supply of our Medicines:
• No critical supply chain impacts; all sites and distribution networks remain operational.

Clinical Trials:
• Clinical trial recruitment showing sustained recovery

• We are working with health authorities and investigators to protect our trial participants and personnel at BMS and our clinical trial sites, while ensuring regulatory compliance and the integrity of our science.

• We have provided clinical trial investigators with overarching principles and guidance regarding the conduct of BMS clinical trials worldwide in light of COVID-19, and are taking into account guidance from health authorities, where applicable.

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Human Capital Management

We believe that our approximately 30,000 employees represent the best and the brightest people in the industry. They are the foundation of our success and our competitive advantage. They work together to bring our Mission to life to help patients prevail over serious diseases.
Our people are the heart and soul of our globally unified culture. Our People Strategy—inspired individuals and engaged teams working together for our patients and our communities—helps us determine where and how to invest in our people.
The Committee continues to be very focused on the topic of human capital management, particularly during this unprecedented time of a global pandemic. This is a topic that is regularly discussed at our Committee and Board meetings.
Gender Parity
We are working together to build a diverse and inclusive organization. We are committed to the advancement of women in leadership positions. We have taken significant steps inside our organization toward transforming our inclusive culture — efforts that have already made measurable change across our workforce include reaching gender parity in 2015. Building on this progress, we aim to achieve gender parity at the executive level globally by year-end 2022.
Increased Representation
As highlighted in our inaugural Global Diversity, Equity and Inclusion Report, we have committed to double executive representation of both Black/African American and Hispanic/Latino employees in the U.S. by the end of 2022.
Employee Engagement
Our eight People and Business Resource Groups (PBRGs) represent a key strategy we use to support the business objectives, career advancement and development needs of our employees. Each PBRG is focused on a specific element of diversity. Our more than 15,000 PBRG members have applied their perspectives and experiences to drive our patient-focused mission within BMS and in the communities where we live and work.
Our PBRGs are sponsored by members of our leadership team and are led by a full-time dedicated leader who reports directly to a member of our leadership team. Our PBRGs include the Black Organization for Leadership and Development, the Bristol Myers Squibb Network of Women, the Cultivating Leadership and Innovation for Millennials and Beyond, the Disability Advancement Workplace Network, the PRIDE Alliance, the Organization for Latino Achievement, the Pan Asian Network and the Veterans Community Network.
We also routinely conduct confidential employee engagement surveys of our global workforce, which provide feedback on employee satisfaction and engagement and cover a variety of topics such as company culture and values, execution of our strategy, diversity and inclusion and individual development, among others. Survey results are reviewed by our executive officers and Board of Directors, who analyze areas of progress or opportunity both at a company level as well as at a function level. Individual managers use survey results to implement actions and activities intended to increase the well-being of our employees. We believe that our employee engagement initiatives, competitive pay and benefit programs and career growth and development opportunities help increase employee satisfaction and tenure and reduce voluntary turnover. The average global tenure of our employees is approximately eight years.
Employee Health
We have prioritized the health and safety of our employees during the COVID-19 pandemic, while continuing the supply of medicines to our patients and driving strong business performance. As a science-based company, we have a social responsibility to help reduce the spread of the pandemic. As noted above, vaccinations are required for generally all of our employees in the U.S. and Puerto Rico subject to any local regulation which limit or restrict vaccine mandates, and we are encouraged that as of January 5, 2022, approximately 99% of our employees in these regions are vaccinated against COVID-19. We are committed to implementing similar requirements in other markets wherever possible.
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Total Rewards
We provide highly competitive benefits, compensation and work life offerings that reflect a total rewards strategy to enable and empower the energy and talent of our workforce to deliver on our business strategy and transform patients' lives through science. Through our competitive pay and benefit program, we aim to attract, retain and incentivize diverse talented employees and executives capable of thriving and leading our business in a highly complex and competitive environment. Our benefits plans and programs (which necessarily vary by country) include in the U.S. choices for health coverage, including medical, pharmacy, dental, vision, pretax savings and spending accounts; financial protections through life insurance, supplemental health insurance and personal coverage and protections; and financial savings and well-being through a highly competitive 401(k) savings plan and financial well-being services. Similarly, our U.S. work life offerings encourage growth, well-being and recognition through tuition reimbursement, our “Living Life Better” well-being platform, our “Bravo” global recognition program (which encourages team, peer to peer and individual recognition aligned to our values), onsite fitness centers in select locations and employee assistance programs. We also provide support for welcoming and nurturing family members through paid parental leave to care for a new child, bridge back parent leave to ease transition of new parents back into work, adoption/surrogacy reimbursement, fertility/infertility benefits, support for traveling mothers and paid family care leave. We assist employees in managing life during the workday and beyond through child, elder and pet care resources, and commuter accounts and paid sick time; and provide our employees with opportunities to recharge and give back to our communities through vacation, holidays and annual paid volunteer days, paid bereavement leave, paid military leave and paid military family care leave.

Total Rewards Overview

	Compensation & Recognition	Savings, Financial Wellbeing & Protections	Recharging & Giving Back	Health & Wellbeing	Managing Work & Life
Global Programs	• Base Salary • Annual Incentives • Long-Term Incentives • Global Recognition Program	• Financial Savings & Wellbeing Resources • Financial & Income Protections • Business Travel Accident Insurance	• Bereavement Leave • Vacation Days • Holiday Time Off • Year-end Company Closure • Paid Time Off to Give Back	• Living Life Better Wellbeing Program • Employee Assistance Program (EAP) • Fitness Memberships • Health Care Benefits (vary by country)	• Tuition Reimbursement • Family Planning and Care
Specific to U.S.		• 401(k) and Non-Qualified Savings Plans • Health & Dependent Care Savings & Spending Accounts • Supplemental Person Liability Protection • Employee & Dependent Life Insurance • Disability Coverage	• Military Leave • Military Family Support • Family Care Leave	• Medical & Pharmacy Benefits • Dental Benefits • Vision Benefits • Supplemental Health Insurance	• Commuter Benefits • Parental Leave • Bridge Back Parental Leave • Adoption/Surrogacy Reimbursement • Fertility/Infertility Benefits • Family Caregiver Leave • Child, Elder Care and Pet Support

Shareholder Engagement

In 2021, we reached out to more than 50 of our top shareholders, representing roughly 49% of our total shares outstanding. As in previous years, we engaged on many important topics related to our executive compensation and corporate governance programs, including board composition and leadership, company strategy and execution, risk oversight, and board and company-wide diversity, the inclusion of ESG priorities in our incentive programs and other
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sustainability and social responsibility topics. We also engaged on our ongoing response to the COVID-19 pandemic. The feedback we received from shareholders was generally positive and supportive of our governance practices and our compensation program. Our 2021 say-on-pay proposal was approved by 91% of our shareholders, confirming continued support for our executive compensation program.
We used the feedback from these engagement conversations as vital input into Committee discussions. The Committee remains committed to ongoing shareholder engagement and they will continue to actively consider shareholder feedback as it evaluates and adjusts our executive compensation program in the future.
Executive Compensation Program Overview

Highlights of 2021 Compensation Program
Our 2021 compensation program remained focused on financial and pipeline growth, creating long-term value and the successful completion of integrating the Celgene business. The 2021 design included core financial, operational and Key Integration metrics, as well as a pipeline metric that represents the Committee’s ongoing commitment to creating a balanced approach to metrics and encouraging thoughtful, enterprise focus and long-term decision-making.
As outlined below, the annual bonus for employees at the Vice President level and above included Key Integration metrics, including human capital management and synergy realization factors, in addition to financial, operational and individual goals.
In addition to our financial metrics and Key Integration metrics, our pipeline metric continues to play a critical role in our annual incentive plan. Solidifying the direct line of sight into tangible pipeline objectives aligns our executives’ interests with our shareholders’ interests.
2021 Design Supports Successful Completion of Celgene Integration and Execution of Our Core Strategy:

Base Salary

- Allows us to attract and retain talent in a highly competitive labor market
- Based on specialized qualifications, experience and role impact, and pay levels of comparable positions within peer group
- Salary increases based on competitive market, individual performance and size of company wide annual budget

Annual Incentive
(Paid in cash)

<table>
<tr><th colspan="3">Company Performance Factors</th><th>Individual Performance Factor</th></tr>
<tr><td>EPS
(30%)</td><td colspan="2">Critical measure of annual profitability, aligning our employees with our shareholders</td><td rowspan="7">• Committee judgment applied against pre-defined and measureable operational, financial, and strategic objectives
• Clear performance objectives are set at the beginning of each year to align with our company's goals
• Executives are assessed on "Results" and demonstration of "Values" - assessments are used as the basis for making individual compensation decisions</td></tr>
<tr><td>Revenues
(25%)</td><td colspan="2">Foundation of long-term sustainable growth and competitive superiority</td></tr>
<tr><td rowspan="3">Pipeline
(25%)</td><td>Near-Term Value</td><td rowspan="3">Have evolved to:
• Drive improved decision-making and operational rigor
• Ensure alignment with combined company's portfolio</td></tr>
<tr><td>Long-Term Growth Potential</td></tr>
<tr><td>Qualitative Overlay</td></tr>
<tr><td rowspan="2">Key Integration Metrics
(20%)</td><td>Human Capital Management
(50%)</td><td>Retain and develop critical talent to support our strategy and deliver on merger priorities</td></tr>
<tr><td>Synergies
(50%)</td><td>Reflects commitment to deliver merger deal synergies.</td></tr>
</table>

Long-Term Incentive
(Paid in shares)

Performance Share Units (60%)

- Rewards the achievement of financial goals and further aligns executive compensation with the interests of our shareholders — Operating Margin (33%), Total Revenues (33%) and relative Total Shareholder Return (34%), each measured over an applicable three year performance period.

Market Share Units (40%)

- Important component of attracting specialized talent
- Rewards creation of incremental shareholder value
- Provides a mix of short, medium and long-term performance periods
- Multi-year vesting helps to promote retention while maintaining pay-for-performance link

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Looking Forward: 2022 Compensation Program
2022 marks a critical period as we build on the transformational Celgene transaction and focus on our long-term strategic priority of revenue renewal through the remainder of the decade. The CMDC reviewed our program in light of our strategic priorities to ensure alignment. As a result, 15% of annual incentives for 2022 are now based on achieving revenue goals for our new product portfolio, and in combination with our total revenue goals, revenue goals now account for a total of 35% of the annual incentive plan. Additionally, for the long-term incentive plan, the revenue metric will increase from 33% to 40% for performance stock units.
To demonstrate the critical role of our ESG commitments in our company strategy, and following thoughtful discussions with the CMDC, our Board, management and shareholders, we have shifted focus from Key Integration metrics to a balanced ESG Scorecard measuring achievement against sustainability and social goals, which reflects 10% of the annual incentive plan for 2022. Synergy achievement will continue to be included in individual performance assessments and was removed from the annual incentive plan as a result of our strategic shift from integration to growth.
In support of our compensation philosophy to align executive compensation to shareholder value by providing compensation that is at risk based on share price performance, the threshold and maximum payouts for market share units have been increased from 60% to 80% and 200% to 225%, respectively.
2022 Design Supports Revenue Renewal and Execution of Our Core Strategy:

Base Salary	• Allows us to attract and retain talent in a highly competitive labor market • Based on specialized qualifications, experience and role impact, and pay levels of comparable positions within peer group • Salary increases based on competitive market, individual performance and size of company wide annual budget			
Annual Incentive (Paid in cash)	**Company Performance Factors**			**Individual Performance Factor**
	EPS (30%)	Critical measure of annual profitability, aligning our employees with our shareholders		• Committee judgment applied against pre-defined and measureable operational, financial, and strategic objectives • Clear performance objectives are set at the beginning of each year to align with our company's goals • Executives are assessed on "Results" and demonstration of "Values" - assessments are used as the basis for making individual compensation decisions
	Revenues (20%)	Foundation of long-term sustainable growth and competitive superiority		
	New Product Portfolio (15%) New for 2022	Increases focus on strategic priority of revenue renewal		
	Pipeline (25%)	Near-Term Value	Have evolved to: • Drive improved decision-making and operational rigor • Ensure alignment with combined company's portfolio	
		Long-Term Growth Potential		
		Qualitative Overlay		
	ESG Scorecard (10%) New for 2022	Aligned to our commitments on sustainability and social impact		
Long-Term Incentive (Paid in shares)	Performance Share Units (60%)			
	• Rewards the achievement of financial goals and further aligns executive compensation with the interests of our shareholders — Operating Margin (25%), Total Revenues (40%) and relative Total Shareholder Return (35%), each measured over an applicable three-year performance period.			
	Market Share Units (40%)			
	• Important component of attracting specialized talent • Rewards creation of incremental shareholder value • Provides a mix of short, medium and long-term performance periods • Multi-year vesting helps to promote retention while maintaining pay-for-performance link

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Executive Compensation Philosophy and Principles

At Bristol Myers Squibb, the cornerstone of our compensation philosophy and program structure is aligning pay to the achievement of both our short-term and long-term goals, engagement of our employees, the achievement of our Mission and the delivery of value to our shareholders.
Each year, when evaluating company and senior management performance and making its pay decisions, the Committee considers our compensation philosophy and program structure, which underscores competitive compensation and pay for performance, with the goal of striking the appropriate balance among (i) directly aligning executives’ compensation with the fulfillment of our Mission and the delivery of shareholder value, (ii) making a substantial portion of our executives’ compensation variable and at risk based on operational, financial, strategic and share price performance, and (iii) attracting, retaining and engaging executives who are capable of leading our business in a highly competitive, complex, and dynamic business environment.
After reviewing our financial and operational performance, our share price performance, and the individual performance of our executives, the Committee determined that the compensation of our executives under the program design continues to be appropriate.

In 2021, the Committee reviewed how all the elements of our compensation program design worked together, focusing on the balance between short-term and long-term compensation and performance, top-line and bottom-line results, absolute and relative factors, and internal and market-based performance metrics. In evaluating 2021 performance, the Committee determined that the compensation of our executives appropriately reflects:

 • our financial and operational results;
 • the execution and advancement of the company’s long-term strategy in 2021 despite the ongoing COVID-19 pandemic;
 • the Committee’s holistic assessment of the individual performance of our executives; and
 • the execution of key regulatory milestones to renew our portfolio.

We believe that the execution of our strategy will continue to create sustainable long-term value for shareholders.

Our Executive Compensation Philosophy Focuses on Two Core Elements:
Competitive Compensation
• We operate in a highly complex and competitive business environment that requires that we attract, retain and engage executives capable of leading our business.
• By providing compensation that is competitive with our peer companies, we reduce the risk that our competitors can successfully recruit our executives. We are also able to maintain the highest ongoing levels of engagement of these talented executives to facilitate and sustain high performance.

Pay for Performance
• We structure our compensation program to closely align the interests of our executives with those of our shareholders.
• We believe that an executive’s compensation should be directly tied to helping us achieve our mission and deliver value to our shareholders. Therefore, a substantial portion of our executives’ compensation is variable and at risk based on operational, financial, strategic and share price performance.

Based on this philosophy, our compensation program is designed with the following principles in mind:
✔
to pay our employees equitably based on the work they do, the capabilities and experience they possess, and the performance and values they demonstrate (including, for 2021, integrity, passion, innovation, accountability, urgency and inclusion);

✔	to promote a diverse and inclusive work environment that enables us to benefit from and to use as a competitive advantage the diversity of thought that comes with a diverse and inclusive workforce;
✔	to motivate our executives and all our employees to deliver high performance with the highest integrity; and
✔	to implement best practices in compensation governance, including risk management and promotion of effective corporate policies.
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Benchmarking Analysis and Compensation Peer Groups

Benchmarking Approach
In general, our executive compensation program seeks to provide total direct compensation at the median of our primary peer group (as defined below) when targeted levels of performance are achieved. In any given year, however, total direct compensation for a particular executive may be above or below the median of our primary peer group due to multiple factors. These factors include qualifications, experience, responsibilities, contribution, individual performance, role criticality and/or potential as well as attracting and retaining talent within the highly competitive biopharmaceutical industry. We define total direct compensation as base salary plus target annual incentive award plus the grant date fair value of annual long-term equity incentive awards.
Providing competitive pay when targeted levels of performance are achieved allows us to attract and retain the talent we need to continue driving performance, while enabling us to maintain a competitive cost base with respect to compensation expense.
Benchmarking Process
The Committee's independent compensation consultant annually conducts and shares with the Committee a review of compensation for our Named Executive Officers, including compensation information compiled from publicly filed disclosures of our primary and extended peer groups. Pay levels of our peers, among other factors, are used as a reference point when determining individual pay decisions (i.e., base salary levels, target annual incentive levels and long-term equity incentive award size). For 2021, the independent compensation consultant was Compensation Advisory Partners, LLC (“CAP”).
2021 Peer Groups
We regularly monitor the composition of our peer groups and make changes when appropriate. The Committee, with the help of CAP, reviewed our peer groups for 2021 and determined that all of the peer companies continued to be appropriate and that we would not make any changes to the peer groups. Our peer groups in 2021 consisted of the following companies:
Primary Peer Group		Extended Peer Group (1)
AbbVie Inc.	Johnson & Johnson	AstraZeneca PLC
Amgen Inc.	Merck & Co.	GlaxoSmithKline PLC
Biogen Inc.	Pfizer, Inc.	Roche Holding AG
Eli Lilly and Company		Novartis AG
Gilead Sciences Inc.		Sanofi
1)	Our extended peer group includes the primary peer group plus these five companies based outside the U.S.
Primary Peer Group: The Committee believes the companies included in our 2021 primary peer group are appropriate given the unique nature of the biopharmaceutical industry. These companies represent our primary competitors for executive talent and operate in a similarly complex regulatory and research-driven environment.
In determining our primary peer group, we believe emphasis should be placed on whether a company competes directly with us for the specialized talent necessary to further drive our success in creating the leading global biopharmaceutical company. We also consider company size in determining our peer group. In particular, BMS’ revenue approximates the median 2020 revenue of our primary peer group. The median revenue of our primary peer group was $33.7 billion in 2020.
Extended Peer Group: We also review an extended peer group, which comprises the eight companies in our primary peer group plus five companies based outside the U.S. This extended peer group serves as an additional reference point for compensation practices, including an understanding of the competitive pay environment as it relates to the global nature of both our business and the competition for talent. Our extended peer group is also used to determine the relative Total Shareholder Return (“TSR”) component of our performance share unit awards.
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2021 Compensation Program –
Named Executive Officers
2021 Target Compensation Benchmarks

2021 was Dr. Caforio’s 6th year as our CEO. His 2021 target compensation was between the median and the 75th percentile of Chief Executive Officers within our primary peer group. The Committee believes Dr. Caforio's compensation package positions him appropriately among his peers when considering multiple factors. On average, our other Named Executive Officers were between the median and the 75th percentile of our primary peer group, with some variation by position.
The following charts provide an overview of the 2021 executive compensation components for the CEO and other NEOs, as originally granted, and highlights the percentage of target compensation that is variable and at risk.

This target pay mix supports the core elements of our executive compensation philosophy by emphasizing long-term, stock-based incentives while providing competitive annual cash components, thus aligning our executive compensation program with our business strategy.

The following sections discuss the primary components of our executive compensation program and provide detail on how specific pay decisions were made for each NEO in 2021.

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Components of Our 2021 Compensation Program

Core Components of our 2021 Executive Compensation Program for NEOs:
Components:	Purpose:
Base Salary	Fixed component of pay that is reflective of the qualifications, experience and role impact; is aligned with comparable positions within our peer group
Annual Incentive Plan	Rewards annual company performance on key financial and strategic priorities, individual contributions and demonstration of our Values
Long-Term Incentive Program, comprising: – Performance Share Units – Market Share Units	Aligns executives’ interest with those of our shareholders and focuses executives on the execution of our long-term strategy; awards are 100% performance-based
Base Salary
Base salaries are used to help us attract talent in a highly competitive labor market. The salaries of our executives are primarily based on the salary levels of comparable positions within our primary peer group as well as the specialized qualifications, experience and criticality of the individual executive and/or his or her role. Salary increases for our executives are additionally determined based on both the performance of an individual and the size of our annual salary increase budget in a given year. There may be adjustments to salary from time to time to recognize, among other things, when an executive assumes significant increases in responsibility and/or is promoted, and to reflect competitive pay based on market data for individual executive roles.
In 2021, in accordance with our company-wide merit review process, employees, including the Named Executive Officers, were eligible for a merit increase provided that their performance fully met or exceeded expectations on both Results and Values (as defined below). Employees who are determined to be below the fully performing level typically receive either a reduced merit increase or no salary increase depending on the extent to which they are below the fully performing level. In addition, the position of total compensation relative to market is also considered in determining whether to provide a base salary increase to each executive. Effective April 1, 2021, all NEOs except for Dr. Caforio received a base salary increase of 3%. Dr. Caforio’s base salary was aligned to market and as a result, the Committee determined that no increase would be provided for 2021. Dr. Boerner received a 3.9% base salary increase effective January 15, 2021 in recognition of the consolidation of the commercial business under his leadership, which now covers hematology and cell therapy in addition to his existing responsibility for the oncology, immunology and cardiovascular therapeutic areas.
Annual Incentive Plan
Our annual incentive plan is designed to reward performance that supports our business strategy of creating the leading biopharmaceutical company and our Mission to help patients prevail over serious diseases. The annual plan aligns with our business strategy and Mission by sharpening management’s focus on key financial and pipeline goals, as well as by rewarding individual performance (both Results and Values), consistent with our pay-for-performance philosophy and our focus on not only the Results achieved but whether those results were achieved while demonstrating our BMS Values. Our executives are not only expected to demonstrate our BMS Values but they are also expected to be role models of those values for the broader organization.
Each NEO’s target annual incentive is expressed as a percentage of base salary, which is set at a level to ensure competitive total direct compensation. Annual incentive awards for each NEO are determined by evaluating both company performance (as measured by the Company Performance Factor) and individual performance (as measured by the Individual Performance Factor (“IPF”)). The maximum incentive opportunity for each NEO is 200% of target.
The Company Performance Factor can range from 0% to 152%, based on financial achievements, Key Integration and pipeline results, and the IPF can range from 0% to 160%, based on individual performance (both Results and Values), subject to a 200% of target maximum payout. The graphic below illustrates the calculation used to determine annual incentive plan awards.
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Annual Incentive Award Calculation for Named Executive Officers
Target Annual Bonus (As percentage of NEO base salary)	X	Company Performance Factor (Based on achievement of financial, Key Integration and pipeline metrics)	X	Individual Performance Factor (Based on achievement of pre-defined objectives that align with strategic goals)	=	Annual Bonus
The target annual incentive for each NEO is expressed as a percentage of the executive’s base salary. If mid-year salary adjustments are made, the target annual incentive award will include the pro-rated impact of the adjustments.
Performance Metrics Underlying the Company Performance Factor
Our 2021 annual incentive plan design has the following corporate-wide measures, which apply to all employees at the level of Vice President and above, including our Named Executive Officers.
2021 Metric and Weighting	What It Is	Why It’s Important
Earnings Per Share (EPS) (30%)	Non-GAAP Diluted EPS (Net Income excluding specified items divided by outstanding shares of common stock based on the budgeted weighted average share count)	A critical measure of annual profitability aligning our employees’ interests with those of our shareholders
Total Revenues (25%)	Total Revenues, Net of Foreign Exchange (Total revenues minus reserves for returns, discounts, rebates and other adjustments)	A measure of topline growth that creates a foundation of long-term sustainable growth and competitive superiority
Pipeline (25%)	• Near-Term Value (Submissions and approvals) • Long-Term Growth Potential	Increases BMS-wide focus on delivery of our late-stage pipeline and continued development of a robust pipeline through both internal efforts and business development
Key Integration Metrics (20%)
• Human Capital Management (50%)
(Retain and engage critical talent to support our strategy and deliver integration priorities)
• Synergies (50%)
(Reflects commitment to deliver cumulative transaction synergies associated with Celgene integration)
Used to encourage and reward our executives’ ongoing commitment to continue to successfully integrate the Celgene business and execute on our core strategy
Our pipeline metric highlights the importance of pipeline delivery to the near-term and long-term success of the company. This metric measures the sustainability and output of our R&D pipeline portfolio and is comprised of goals in two categories, Near-Term Value and Long-Term Growth Potential with a Qualitative Overlay on the entire metric:
Metric	What It Is	Why It’s Important
Near-Term Value (50%)	Regulatory submissions and approvals for new medicines and new indications and formulations of key marketed products in the U.S., EU, China and Japan	Recognizes delivery of the late-stage pipeline, which drives near-term value
Long-Term Growth Potential (50%)	• Investigational new drug/clinical trial application approvals • Early to late-stage development transition decisions • Registrational study patient enrollment and accruals for priority studies	Recognizes the progression, execution and successes of the R&D pipeline at various stages of clinical development, including internally and externally sourced compounds
Qualitative Overlay
Reflects management’s, the Science & Technology Committee’s (“S&T Committee”) and CMDC’s holistic evaluation of our pipeline performance, including such considerations as the performance of high value assets and the integration of acquired assets, among other factors. In particular, this considers actions taken toward successful integration planning and execution.

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Financial and Pipeline Metric Target Setting Considerations
At the beginning of each year, the Committee undertakes an incentive target setting process to establish targets that it believes will motivate our executives appropriately to deliver the high performance that drives shareholder value creation in both the short- and long-term.
Financial and strategic performance targets are:
•	Predefined;
•	Stretch goals that are aligned with earnings guidance;
•	Tied to the key financial objectives of the company; and
•	Aligned with industry benchmarks on speed of commercial launch and expected market adoption.
Pipeline performance targets are:
•	Set in collaboration with the S&T Committee;
•	Aligned with the company’s strategic plan and key value drivers;
•	Aligned with industry benchmarks on typical clinical study duration and regulatory approval timelines;
•	Separated into two performance categories, “Near-Term Value” and “Long-Term Growth Potential”, subject to a qualitative overlay; and
•
Reflective of annual milestones that link short-term outcomes to long-term strategic R&D priorities (milestones for higher-value assets are emphasized in goal setting to provide a framework that assesses not only quantity, but also quality and impact of milestones).

The S&T Committee also identifies those highest-value assets and the integration of acquired assets, among other factors, the importance of which will inform the application of a qualitative overlay.
In establishing targets and goals each year, the Committee considers budget, operational priorities, long-term strategic plans, historical performance, product pipeline and external factors, including external expectations, competitive developments, and the regulatory environment, among other things. Threshold, target, and maximum performance goals are evaluated independently and are set to provide appropriate awards across a wide but reasonable set of performance outcomes.
The Committee set incentive targets in the first quarter of 2021 in consideration of anticipated performance, in line with guidance provided to the market in early 2021 and in line with commercial and pipeline expectations. Later in the year, we met or exceeded financial and operational goals in certain key areas, including growth of both revenues and non-GAAP earnings, positive regulatory and development milestones, important business development activities, and disciplined expense management, resulting in a revision of guidance to the market for the year.
When establishing our financial targets and our revenue target in particular, we take into account expected product price increases. For a discussion on how we price our medicines, please see “Responsible Drug Pricing Strategy & Transparency” beginning on page 20.
Key Integration Metrics
For the 2021 annual bonus plan, for our employees at the level of Vice President and above, including our NEOs, 20% of the company performance factor was based on Celgene-related Key Integration metrics similar to the structure used for 2020. These metrics were included to incentivize our executives to timely achieve important integration milestones. Similar to 2020, for 2021, these metrics were synergy capture and effective management of human capital.
For synergies, we set a 2021 target with reference to our most recently disclosed cumulative goal to achieve $3B total savings by the end of 2022. For human capital, in 2021, the Committee continued to focus on two attributes, retention and engagement. Our company engagement survey in December of 2019, shortly after closing the Celgene transaction, created a base line of employee engagement. Our retention performance was also assessed against observed company attrition levels.
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Annual Incentive Plan Program Outcomes
The payouts for the 2021 annual incentive plan were based on an executive’s target bonus amount, the Company Performance Factor, and the Individual Performance Factor for each executive.
Company performance results for the year led to a Company Performance Factor of 107.22% for 2021. The calculation was based on the following performance against goals:
Performance Measure	Target	Actual	% of Target	Resulting Payout Percentage
Non-GAAP Diluted EPS(1)	$7.47	$7.48	100.1%	100.97%
Total Revenues, Net of Foreign Exchange ($=MM)	$45,776	$46,171	100.9%	104.50%
Pipeline Score	3.0	3.5	116.7%	113.04%
Key Integration Metric – Synergy	$2,250	$2,607	115.9%	152.17%
Key Integration Metric – Human Capital	3.0	2.5	83.3%	73.26%
Total	—	—	104.3%	107.22%
1)
Consistent with the company’s current policies and procedures, non-GAAP diluted earnings per share is based on a constant share count and there were no adjustments made to our non-GAAP diluted EPS for 2021.

For the pipeline metric, the S&T Committee annually reviews performance in the near-term value and long-term growth potential categories and holistically assesses the quality of the results to determine a performance score using a scale of one to five, with three being target. For 2021, we significantly exceeded our target goal range for submissions and approvals under near-term value, and met the target goal range for long-term growth potential. We advanced the new launch portfolio through first approvals for our cell therapies (Breyanzi and Abecma) and achieved multiple high value milestones while still managing the business through the ongoing COVID-19 pandemic. The S&T Committee considered the specific milestones that were achieved and those that were not achieved and determined, based on a holistic review, to recommend a pipeline score of 3.5, which the Committee approved. In making its recommendation, the S&T Committee took into account: (i) the degree of difficulty of achievement, (ii) the substantial overachievement on submissions and approvals, (iii) the circumstances, including the COVID-19 pandemic, and (iv) the impact the achievement of those goals has on the long- and short-term sustainability of our pipeline for our shareholders and our patients.
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The following results were among the inputs considered in determining the pipeline score of 3.5.
Near-Term Value
• 48 regulatory submissions and approvals (target range 33-37).
• Achieved first-market approvals for two new molecular entities (NMEs) (Breyanzi, Abecma) and filed first indications for three additional NMEs (mavacamten, relatlimab and deucravacitinib) expecting 2022 approval.
• Expanded established portfolio through approvals for Opdivo (metastatic renal cell carcinoma (RCC) and gastric cancer (GC); adjuvant gastroesophageal junction cancer (GEJ) and bladder cancer); Zeposia (ulcerative colitis (UC)); and Orencia (Acute graft versus host disease (aGvHD)).

Long-Term Growth Potential
• 32 goals achieved (target range 26-33).
• Exceed Investigational New Drug/Clinical Trial Application (IND/CTA) approvals and met Go/No-Go Decision goals; progressed assets into the clinic across all therapeutic areas; and accessed external innovation through business development transactions in research (Molecular Templates, Exscientia 2.0, Schrodinger Degraders) and early development (Agenus TIGIT bispecific).
• Achieved priority study execution goal, managing continuing effects of the COVID-19 pandemic.

For the human capital metric, the Committee reviewed, among other items, our voluntary attrition management, employee engagement and experience, our retention of critical talent and management’s actions in holistically managing these items. For engagement, in 2021 we conducted quarterly confidential employee engagement surveys of our global workforce, which provide feedback on employee satisfaction and engagement and cover a variety of topics such as company culture and values, execution of our strategy, diversity and inclusion, and individual development, among others. Survey results are reviewed by our executive officers and Board, who analyze areas of progress or opportunities both at a company/business unit level as well as at a function level. Individual managers use survey results to implement actions designed to improve retention, engagement and well-being of our employees. We believe that our employee engagement initiatives, competitive pay and benefit programs and career growth and development opportunities help increase employee satisfaction and tenure and reduce voluntary turnover. The average global tenure of our employees is approximately eight years.
The Committee set meaningful 2021 goals for voluntary attrition and engagement survey results. Performance against these aspirational goals is measured quantitatively and qualitatively, and for 2021, the quantitative goals performed below the targets. Although the quantitative goals performed below target, the Committee considered that both were at or above relevant industry benchmarks. In the context of achievement against goals for 2021, the Committee considered both the qualitative and quantitative outcomes and determined a holistic score of 2.5 out of 5 was appropriate.
Individual Performance Factor
Our executive compensation program is designed to reward executives for financial, operational, strategic, share price and individual performance while demonstrating high integrity and ethical standards. We believe this structure appropriately incentivizes our executives to focus on our long-term business strategy, to achieve our Mission to help patients prevail over serious diseases, and to attain sustained long-term value creation for our shareholders.
2021 BMS Values ✔ Accountability ✔ Inclusion ✔ Innovation ✔ Integrity ✔ Passion ✔ Urgency
When determining individual award levels, the Committee considers (i) individual performance against strategic, financial and operational objectives that support our long-term business strategy and shareholder value creation (“Results”) and (ii) an executive’s demonstration and role modeling of the values defined as BMS Values (“BMS Values”), identified in the box to the left.

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The Role of Risk Assessment in Our Incentive Program
Also embedded in the determination of individual award levels is the ongoing assessment of enterprise risk, including reputational risk stemming from the dynamic external environment. In particular, we evaluate how each of our executives demonstrate our BMS Values in the execution of their day-to-day decisions. This evaluation is one input into the determination of payouts under both the annual incentive and long-term equity incentive programs. Therefore, given the direct link between BMS Values that impact payout and our executive compensation program’s emphasis on sustainable long-term value, we attempt to minimize and appropriately reduce the possibility that our executive officers will make excessively or inappropriately risky decisions that could maximize short-term results at the expense of sustainable long-term value creation for our shareholders.
2021 Individual Executive Performance Assessment
When determining the individual component of the annual incentive awards, the Committee considered each executive’s contributions to our company’s strategic achievements and financial and operational performance, including factors related to achievement of our key integration milestones related to the Celgene transaction, as well as his or her demonstration and role modeling of our BMS Values. The Committee evaluated our NEOs’ performance against clear and pre-defined objectives established at the beginning of the year and tied to the company’s key strategic objectives.
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For the CEO, the Committee evaluated the following in determining his IPF:
2021 CEO Performance Evaluation
Strategic Objective	Evaluation

Drive enterprise performance: Achieve budgeted financial targets established at the beginning of the year, including revenues, non-GAAP EPS and operating margin, achieve predefined customer service metrics and ensure supply chain reliability.

Execute on-time completion of 2021 deliverables against company integration and synergy plans.

Demonstrate ethics, integrity and quality in everything we do, including setting a firm “tone at the top” on a culture of respect, business integrity, quality, compliance and uncompromising ethics.

Accelerate company evolution, including submission of a comprehensive strategic plan to Board and use of new technologies to enhance business performance.

• Met or exceeded targets for revenues, operating margin and non-GAAP EPS as a result of strong commercial execution and balanced expense management.
• Exceeded all customer service metrics and supply chain reliability targets.
• Significantly exceeded synergy targets through disciplined execution and program acceleration; all integration initiatives tracking ahead of expectations despite pandemic.
• Continued firm “tone at the top” with consistent, strong companywide message emphasizing the importance of operating with the highest ethics and integrity as evidenced by employee engagement survey results. Advanced enterprise quality management system.
• Performance accelerated through the use of new technologies and the execution of our digital strategy, including experimentation and advancing ongoing digital innovation capabilities across all enterprise focus areas. Enabled digital capabilities to support new launches, including cell therapy digital platform.
• Provided comprehensive strategic plan update to the Board, including related to our R&D and portfolio strategy.
• Exhibited extraordinary leadership during the ongoing COVID-19 pandemic resulting in strong business performance and no disruption to the flow of medicines to our patients despite the challenges of the global pandemic.

Maximize the reach and potential of the marketed portfolio and ensure the long-term sustainability of the pipeline: Achieve budgeted revenue targets for core marketed products, advance key product regulatory approvals, regulatory submissions, priority study execution goals, and other key pipeline goals.

• Met or exceeded revenue targets for key medicines, including Eliquis, Opdivo, Breyanzi, Orencia, Revlimid and Sprycel.
• Achieved 25 approvals, including (i) first market approvals for our cell therapy franchise Breyanzi in relapsed or refractory (R/R) large B-cell lymphoma and Abecma in relapsed or refractory multiple myeloma, (ii) Opdivo in first-line renal cell carcinoma, and (iii) Zeposia in ulcerative colitis. Achieved eight pivotal positive clinical trial results, including from CheckMate-816, CheckMate-648, RELATIVITY-047 and POETY2-PSO2, among others.
• Overall pipeline performance and key milestones are described in more detail on page 50.

Embed our patient-centric culture and drive our People Strategy: Deepen manager, leadership and team effectiveness, boldly cultivate a diverse and inclusive global community, develop and implement an effective strategy in support of return to workplace, and attract, develop and retain the best people. Conduct on-going talent and succession discussions with the Board.

• Continued comprehensive approach to build leadership capability for managers and deepen engagement & diversity of global leadership team.
• Enhanced the Company culture as demonstrated by employee survey results; externally recognized by MIT/Sloan as one of 21 culture champion organizations. Continued focus on employee engagement regarding company strategy.
• Continued progress made on diversity and inclusion (D&I) and health equity commitments described in more detail on page 37, which cover achieving gender parity at the executive levels globally, doubling representation of underrepresented ethnic groups at the executive levels in the U.S. and increasing supplier and clinical trial diversity. Updated composition of our leadership team, which now includes approximately 60% female and 45% under-represented ethnic groups, which underscores the importance of D&I to the company’s success.
• Launched our refreshed people strategy and published our inaugural Global Diversity & Inclusion Report and ESG Report.
• Completed periodic discussions with the Board on succession planning for company critical roles.
• Demonstrated extraordinary leadership during the COVID-19 pandemic, safely returning the majority of the U.S. and Puerto Rico vaccinated workforce back to the office.

Individual Performance Modifier Based on CMDC Evaluation: 125%
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In addition, the Committee noted the following with respect to each of our other NEOs:
For Mr. Elkins, the Committee considered his: (i) leadership and contribution toward the company’s strong financial performance; (ii) further refinement of our capital allocation strategy; (iii) role in the ongoing integration of Celgene, including early achievement of synergy capture; (iv) leadership in forecasting key drivers of performance to maximize strategic allocation of resources; and (v) leadership of an integrated and effective Finance organization, strengthening and simplifying key financial processes and controls.
For Dr. Vessey, the Committee considered his leadership of Research & Early Development in particular through his: (i) achievement of key objectives and advancement of our research strategy and our portfolio despite the ongoing challenges of the COVID-19 global pandemic; (ii) significant contributions across all elements of the company’s strategy, including strong partnership with the business development, Global Drug Development and Commercialization organizations to advance our pipeline; (iii) role in supporting rapid advancement across critical areas, including translational medicine; (iv) leadership in broadening and prioritizing the R&D portfolio, effectively supporting late-stage assets and advancing digital capabilities; and (v) role in building an integrated R&D function supporting engagement and retention of critical talent in a highly competitive talent market.
For Ms. Leung, the Committee considered her: (i) critical role in providing strategic support and advice to our Board and management, including related to the continued evolution of our Board composition, which includes highly qualified members with diverse backgrounds and skill sets; (ii) leadership in protecting and defending our intellectual property position and proactive management of legal issues, highlighted by a positive trial outcome for Eliquis protecting existing exclusivity until 2028; (iii) role in supporting key business development activities to supplement our innovative pipeline; (iv) leadership in developing and advancing our cohesive ESG strategy, including publication of our inaugural ESG Report; and (v) contributions and performance as a trusted and respected senior leader who provides valuable strategic advice and whose impact spans across all teams and functions.
For Dr. Boerner, the Committee considered his leadership of the Commercialization organization in particular through his: (i) unwavering emphasis on strong commercial execution demonstrated by the successful launch of new products and indications, including two innovative cell therapies (A) Breyanzi for relapsed or refractory (R/R) large B-cell lymphoma and (B) Abecma for relapsed or refractory multiple myeloma despite the challenges of the ongoing COVID-19 global pandemic; (ii) significant leadership further strengthening the capabilities of key areas across Commercialization, Medical and Global Product Development & Supply to position our core therapeutic areas for success, including hematology and cell therapy; and (iii) focus on talent development to build a strong, inclusive, diverse and ethical commercial organization.
2021 Annual Incentive Award Payments
The actual annual incentive awards paid to our Named Executive Officers are shown in the table below and can also be found in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column:
Executive	Target Incentive Award	Applying Company Performance Factor(1)	Actual Payout(2)
Giovanni Caforio, M.D.	$2,550,000	$2,734,110	$3,410,625
David V. Elkins	$1,043,158	$1,118,474	$1,342,169
Rupert Vessey M.A, B.M., B.Ch., F.R.C.P., D.Phil.	$1,053,281	$1,129,328	$1,355,194
Christopher Boerner, Ph.D.	$1,021,152	$1,094,879	$1,313,855
Sandra Leung	$1,100,678	$1,180,147	$1,298,162
1)	Adjusted to reflect Company Performance Factor (financial, pipeline and Key Integration metrics performance) earned at 107.22%.
2)	Adjusted to reflect Individual Performance Factors.
As set forth in the table above, the Company Performance Factor of 107.22% was applied to each Named Executive Officer’s target incentive award. Then, an Individual Performance Factor was applied to determine the actual payout. The Committee can approve an Individual Performance Factor up to 160% of the adjusted incentive, subject to a maximum payout of 200% of target. Based on the performance of each NEO described above, the Committee approved Individual Performance Factors ranging between 110% and 125% for our Named Executive Officers.
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Long-Term Incentive Program
Our long-term incentive program employs only performance-based equity, and is designed to promote creation of sustainable long-term value for shareholders by focusing on strong year-to-year financial and operational performance, and on the development and advancement of our pipeline over the long-term.
The Committee’s Annual Process for Granting Annual Long-Term Incentive Awards
Long-term incentive awards are typically approved each year on the date the Committee and full Board meet during the first week of March with a grant effective date of March 10. We believe that consistent timing of equity award grants is good corporate governance and reduces the risk of selecting a grant date with a preferential stock price.
Each year the Committee establishes annual equity award guidelines for all of our executives, including our Named Executive Officers, other than the CEO, as a percentage of base salary. The CEO’s long-term equity incentive award level is assessed by the Committee annually. Based upon individual performance, an executive other than the CEO may receive a long-term equity incentive award ranging from 0% to 150% of the target award. Once the grant value is established for each executive, 60% of the value is awarded as Performance Share Units (or “PSUs”) and 40% is awarded as Market Share Units (or “MSUs”).
In determining the size of the individual long-term equity incentive awards granted to our Named Executive Officers in March 2021, the Committee considered the prior year’s performance (both Results and BMS Values) of each executive as well as ways to motivate our Named Executive Officers to focus on the company’s long-term performance. Given each year’s awards have an overlapping performance period from the prior year, we believe these awards provide the right balance between short-term and long-term focus. Each Named Executive Officer, other than the CEO, had a target value for his or her long-term equity incentive award granted in March 2021. The Committee approved individual awards ranging between 120% and 135% of that target value for these Named Executive Officers. The CEO’s long-term equity incentive award is not based on a target value and is determined annually by the Committee based on competitive benchmarks and individual performance and contributions. Dr. Caforio’s award took into account his strong performance as CEO during 2020 and a long-term equity incentive opportunity that was commensurate with his role as CEO and the competitive market pay for that position.
2021 Long-Term Incentive Program Grants
Like our annual incentive plan, our long-term equity incentive program is designed to reward performance that supports our strategic objectives and creates value for our shareholders. A significant percentage of our Named Executive Officers’ compensation is in the form of equity that vests over several years, which is designed to closely tie the interests of our Named Executives Officers’ to the interests of our shareholders. Our long-term equity incentive program also is designed to promote retention through multi-year vesting.
In 2021, we continued to offer two long-term award vehicles, each of which served a different purpose:
•
Performance Share Unit Awards: rewards the achievement of key financial goals and the value created for shareholders as measured by relative TSR over a three-year period ending in the first quarter of the applicable payout year.

•	Market Share Unit Awards: rewards the creation of incremental shareholder value over a long-term period.
We believe our long-term equity incentive program serves the best interests of our shareholders by focusing the efforts of our executives on key drivers of both short- and long-term success and on shareholder value. Key aspects of the long-term equity incentive program include that:
•	100% of executives’ long-term equity incentive awards are performance-based;
•	The design of our long-term equity incentive program applies to all our executives, not just our most senior, thus promoting organizational alignment with our recruitment and business strategy; and
•	Our long-term equity incentive program serves as a retention lever, through vesting and payout over several years.
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2021 Equity Incentive Program Summary
	Performance Share Units	Market Share Units
Proportion of Annual Grant	60%	40%
Metrics & Weighting	Non-GAAP Operating Margin: 33% Total Revenues (ex-fx): 33% 3-Year Relative TSR: 34%	Number of shares earned, based on increase or decrease in our common stock share price from the grant date*
Min / Max Payout (% of Target Units)	0% / 200%	0% / 200%*
Vesting	3-year, cliff vesting	4-year, ratable vesting
*
The number of shares earned from MSUs can increase or decrease, in proportion to the change in our share price over the one-, two-, three- and four-year performance periods. The minimum share price achievement required to earn any shares from MSUs is 60% of the grant date stock price. Accordingly, if this 60% threshold is not achieved, zero MSUs will vest.

2021 Performance Share Unit Awards
The Performance Share Unit (PSU) Awards made in 2021 are focused on motivating executives to deliver long-term top-line growth and improved margins, while also focusing on delivering shareholder value at a rate faster than our industry peers. For the 2021 PSU awards, the following metrics and goals were applied.
2021-2023 PSU Payout Schedule
	2021-2023 Cumulative Operating Margin (33%)		2021-2023 Cumulative Total Revenues (ex-fx) (33%)		3-Year Relative TSR (34%)
	Achievement	Payout	Achievement	Payout	TSR Percentile	Payout
Maximum	107%	200%	110%	200%	80%ile	200%
Target	100%	100%	100%	100%	50%ile	100%
Threshold	92%	50%	90%	50%	35%ile	50%
Below Threshold	<92%	0%	<90%	0%	<35%ile	0%
For the Operating Margin and Revenue awards, the targets were set using the board-approved three-year business plan. Our Board assessed the rigor of the targets and found that they were appropriate. In addition, our Board assessed the maximum and threshold achievement levels for each of these metrics and found that they were appropriate relative to the intended motivational effect of PSUs.
2021 Market Share Unit Awards
MSUs make up 40% of our executives’ target long-term equity incentives. Each grant of MSUs vests 25% on each of the first four anniversaries of the grant date, and the number of shares received by an executive upon payout increases or decreases depending on the performance of our stock price during the one-, two-, three- and four-year performance periods.
Upon vesting, a payout factor is applied to the target number of MSUs vesting on a given date to determine the total number of units paid out. If our stock price increases during the performance period, both the number of units and value of shares that vest increases. If our stock price declines during the performance period, both the number of units and value of shares that are eligible to vest will be reduced. The payout factor is a ratio of the 10-day average closing price on the measurement date divided by the 10-day average closing price on the grant date. The measurement date is the
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February 28 immediately preceding the vesting date. The minimum payout performance factor that must be achieved to earn any payout is 60% and the maximum payout factor is 200%. If our stock price performance is below 60%, then the portion of the award scheduled to vest will be forfeited. The following chart shows the performance periods for the MSU awards granted to our executives in March 2021:

Outcomes of the 2018 PSUs
The 2018 PSUs, granted on March 10, 2018 and having a three-year performance cycle were evaluated and certified in March 2021. The below table summarizes the outcome for each of the metrics included in the 2018 PSUs and the associated payout level in terms of percentage of target shares.
Performance Measure	Target	Actual(2)	% of Target	Resulting Payout Percentage
2018-2019 Legacy BMS Total Revenues, Net of Foreign Exchange ($=MM)(1)	$44,185	$47,536	107.6%	167.22%
Cumulative 3-Year Operating Margin(3)	24.50%	29.35%	119.8%	200.00%
3-Year Relative TSR (TSR Percentile Rank)(3)	50.00%	11.00%	n.a	0.00%
2020 Combined Company Revenues, Net of Foreign Exchange ($=MM)(3)	$41,864	$42,689	102.0%	128.07%
Key Integration Metric – 2020 Synergy ($=MM)(3)	$833	$1,427	171.3%	200.00%
Key Integration Metric – 2020 Human Capital(3)	3.0	4.0	133.3%	149.98%
Total				114.13%
1)	Actual 2018-2019 Total Revenues for the two years are restated to our 2018 Budget Rate.
2)	Includes net adjustments for (i) Sprycel performance in Europe consistent with the 2019 and 2020 bonus plan adjustments, and (ii) changes in the timing of UPSA divestiture.
3)
The Committee modified the 2018-2020 PSUs in 2019 in connection with the Celgene transaction. Approved post-close measurement methodology prescribed (i) a continuation of the relative TSR metric, (ii) replacing legacy BMS Total Revenues with the Combined Company Revenues, (iii) for the Operating Margin metric, reducing the weight to 22% & locking it in at close (September 30, 2019), and (iv) re-allocating the remaining weighting of 11% to the new Key Integration Metrics. Celgene was removed from the relative TSR peer group as a result of its acquisition.

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MSU Performance Results
The following table summarizes the payout factors relating to the tranches that vested in 2021 for MSUs outstanding at that time:
Grant Date	Vesting Date	# of Years in Performance Period	Payout Factor
March 10, 2017	March 10, 2021	4	106.65%
March 10, 2018	March 10, 2021	3	91.27%
March 10, 2019	March 10, 2021	2	117.33%
March 10, 2020	March 10, 2021	1	101.87%
Restricted Stock Units and Stock Options
Restricted stock units may be granted selectively to executives at other times of the year generally, as inducement grants as part of an offer in attracting candidates to BMS, for retaining employees, or for providing special recognition, such as when an employee assumes significant increases in responsibility. During 2021, no special restricted stock unit awards were granted to any of our Named Executive Officers. Other than conversion of outstanding Celgene compensatory equity awards in November 2019, as a result of the Celgene transaction, we have not granted any stock options to our executives or employees since 2009.
Other Elements of 2021 Compensation
In addition to the components set forth above, our senior executives, including all of our NEOs, were entitled to participate in the following plans or arrangements in 2021:
Other Elements of 2021 NEO Compensation

 Post-Employment Benefits
  • Change-in-Control Arrangements
  • Severance Plan
  • Nonqualified-Pension Plan (applicable only to Ms. Leung. The qualified Pension Plan was terminated on February 1, 2019)
  • Qualified and Nonqualified Savings Plans
 Other Compensation

Post-Employment Benefits
We offer certain plans which provide compensation and benefits to employees who have terminated their employment. These plans are periodically reviewed by the Committee to ensure that they are consistent with competitive practice. The plans offered are intended to enhance our ability to attract and retain key talent.
Change-in-Control Arrangements
We have entered into change-in-control agreements with certain executives including the CEO and other NEOs. These agreements enable management to evaluate and support potential transactions that might be beneficial to shareholders even though the result would be a change-in-control of BMS. Additionally, the agreements provide for continuity of management in the event of a change-in-control. It is our policy that our agreements require a “double-trigger” before any payments are made to an executive. This means that payments are only made in the event of a change-in-control and subsequent involuntary termination or termination for good reason by the employee within either 36 months or 24 months after a change-in-control.
We do not gross up compensation on excess parachute payments for any of our executives, including our Named Executive Officers and it will continue to be our policy on a go-forward basis not to enter into any gross-up arrangements with any of our Named Executive Officers.
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If a change-in-control occurs during the term of the agreement, the agreement will continue in effect for either 36 months or 24 months beyond the month in which such change-in-control occurs, as applicable. The value of this benefit for our Named Executive Officers is provided in the “Post-Termination Benefits” section beginning on page 73.
Severance Plan
The Bristol Myers Squibb Senior Executive Severance Plan is intended to provide a competitive level of severance protection for certain senior executives (including our Named Executive Officers) to help us attract and retain key talent necessary to run our company. The value of this benefit for our Named Executive Officers is shown in the “Post-Termination Benefits” section beginning on page 73.
Benefit Equalization Plan—Retirement Plan
The Benefit Equalization Plan—Retirement Income Plan (BEP—Retirement Plan) is a nonqualified plan that provides income for employees after retirement in excess of the benefits that were payable under the Bristol-Myers Squibb Company U.S. Retirement Income Plan (Retirement Plan or US-RIP), a tax-qualified defined benefit plan that was terminated effective February 1, 2019 with roughly $3.8 billion of Plan obligations transferred to Athene Holding, Ltd. By way of background, as of December 31, 2009, BMS discontinued service accruals under the Retirement Plan and the BEP—Retirement Plan in the U.S for active plan participants and closed the plan to new entrants. Active plan participants of the Retirement Plan at year end 2009 were provided five additional years of pay growth in the pension plan. Accordingly, 2014 was the last year of pay growth under all of the BMS U.S. pension plans, including the Retirement Plan. Ms. Leung is the only 2021 NEO participant in the company's defined benefit pension plans, including the Retirement Plan. For a further discussion, please see “Benefit Equalization Plan—Retirement Plan” beginning on page 70.
Savings Plans
Our savings plans allow employees to receive matching contributions from BMS to supplement their savings and retirement income. The Savings and Investment Program is a tax-qualified 401(k) plan, as defined under IRS regulations, and the Benefit Equalization Plan—Savings and Investment Program is a nonqualified deferred compensation plan that allows a select group of management and highly compensated employees to defer a portion of their total eligible cash compensation and to receive matching contribution credits from BMS in excess of the contributions allowed under the Savings and Investment Program.
The savings plans are designed to allow employees to accumulate savings for retirement on a tax-advantaged basis. The company matching contribution credit under our savings plans equals 100% of the employee’s contribution on the first 6% of eligible compensation (base salary and annual incentive) that an employee elects to contribute. Employees are eligible for an additional automatic company contribution credit that is based on a point system of an employee’s age plus service as follows: below 40 points, the automatic contribution credit is an additional 3% of total eligible cash compensation; between 40 and 59 points, the contribution credit is 4.5%; and at 60 points and above, the contribution credit is 6%.
As of January 1, 2021, with the merger of the Celgene 401(k) plan, all U.S. employees are eligible to participate in the savings plans, including our legacy Celgene NEOs. As of December 31, 2021, Dr. Caforio, Dr. Vessey and Ms. Leung had accrued a 6% contribution. Dr. Boerner and Mr. Elkins had accrued a 4.5% contribution. The Summary Compensation Table reflects company contribution credits to these plans during 2021 in the “All Other Compensation” column. The Nonqualified Deferred Compensation Table provides more detail on the Benefit Equalization Plan—Savings and Investment Program.
Other Compensation
We provide very limited perquisites to our Named Executive Officers. For business purposes, the company owns fractional interests in two private aircraft arrangements. We generally do not allow personal aircraft use. On very limited occasions, and subject to seat availability, family members may accompany our Named Executive Officers on an aircraft. The accompaniment of a family member does not incur any incremental cost to the company. In general, incremental costs for personal use consist of the variable costs incurred by the company to operate the aircraft for such use. We did not reimburse any Named Executive Officer for any taxes paid on the taxable income for such personal use. Please see “All Other Compensation” in the “Summary Compensation Table” beginning on page 65 for further discussion of all perquisites and other personal benefits provided to our Named Executive Officers.
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BMS Compensation Program Design Process

Compensation and Management Development Committee
The Committee is responsible for providing oversight of our executive compensation program for the Named Executive Officers as well as other members of senior management. The Committee is responsible for setting the compensation of the Chief Executive Officer and approving the compensation of all of the other Named Executive Officers and certain other members of senior management.
The Committee annually reviews and evaluates the executive compensation program with the intent to ensure that the program is aligned with our compensation philosophy and with our performance. See page 26 for a discussion of the duties and responsibilities of the Committee in more detail.
Role of the Independent Compensation Consultant
For 2021, the Committee retained CAP as its independent compensation consultant to provide executive compensation services to the Committee. CAP reported directly to the Committee, and the Committee directly oversaw the fees paid for services provided by CAP. The Committee instructed CAP to give advice to the Committee independent of management and to provide such advice for the benefit of our company and shareholders. CAP did not provide any consulting services to BMS beyond its role as consultant to the Committee.
In 2021, CAP provided the following services:
•	reviewed and advised on the composition of the peer group used for competitive benchmarking;
•	participated in the review of our executive compensation program;
•	provided an assessment of BMS senior executive pay levels and practices relative to peers and other competitive market data;
•	provided an annual analysis of industry trends among the peers and best practices related to pay program design and other program elements;
•	consulted on incentive plan design and compensation packages for senior executives;
•	reviewed and advised on all materials provided to the Committee for discussion and approval; and
•	attended all of the Committee’s regularly scheduled and special meetings in 2021 at the request of the Committee, and also met with the Committee chairman without management present.
In 2021, the Committee conducted a request for proposal to review potential compensation consultants as part of its routine evaluation process. After a thorough proposal review and interview process, the Committee retained Farient Advisors LLC as its independent compensation consultant for 2022.
The Committee reviews the independence of its compensation consultant annually in accordance with its charter, applicable SEC rules and NYSE listing requirements. After review and consultation with CAP, the Committee determined that CAP was independent, and there was no conflict of interest resulting from retaining CAP during the year ended December 31, 2021.
Role of Company Management
The CEO makes recommendations to the Committee concerning the compensation of Named Executive Officers other than the CEO, as well as other members of senior management. In addition, the CEO, CFO and, in the case of our pipeline performance metric, both the EVP and President, Research and Early Development and EVP, Chief Medical Officer, Global Drug Development are involved in recommending for the Committee’s approval the performance goals for the annual and long-term incentive plans, as applicable. The Chief Human Resources Officer works closely with the Committee, its independent compensation consultant and management to (i) ensure that the Committee is provided with the appropriate information to make its decisions, (ii) propose recommendations for Committee consideration, and (iii) communicate those decisions to management for implementation.
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Executive Compensation Governance Practices

Best Practice Compensation Governance
We maintain a number of compensation governance best practices, which support our overarching compensation philosophy and are fully aligned with our compensation principles, as discussed in the following section. Our compensation practices also align with input we have received from shareholders.
What We Do:	What We Don’t Do:
100% performance-based annual and long-term incentives	No guaranteed incentives with our Named Executive Officers
Caps on the payouts under our annual and long-term incentive award programs	Prohibition on speculative and hedging transactions
Robust share ownership and share retention guidelines	Prohibition on pledging shares and holding them in a margin account
Neutralize share buyback impact on share-denominated compensation metrics	Proactively eliminate windfall gain potential
Robust recoupment and clawback policies	No employment contracts with our Named Executive Officers
Proactive shareholder engagement	Prohibition on re-pricing or backdating of equity awards
“Double-trigger” change-in-control agreements	Minimal perquisites to our Named Executive Officers
Management Accountability & Compensation Recoupment
Bristol Myers Squibb employs a number of long-standing compensation best practices, which are designed to align pay to the achievement of both our short-term and long-term goals, engagement of our employees, the achievement of our Mission, delivery of value to our shareholders and reinforcement of BMS Values.
In 2020, the company participated in an incentive deferral working group with members of Investors for Opioid and Pharmaceutical Accountability (IOPA). The participants included shareholders and corporate representatives from the pharmaceutical industry who worked to develop a set of principles that focus on incentive deferrals as one strategy to assist boards in recouping compensation in the event of misconduct.
We welcomed the opportunity to participate in the incentive deferral working group with other members of IOPA and provide greater insight into our existing compensation principles on this matter. The elements of our compensation plan that we discussed included our recoupment and clawback policy, share retention guidelines, long-term equity award performance periods and executive pre-clearance process for transactions involving company securities. We believe the many components of our plan provide the company with the ability to hold our executives accountable and recoup compensation in the event of misconduct. We are pleased that our long-standing practices meet the objectives outlined by shareholders within the working group.
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The below disclosures highlight the levers the Committee could potentially use to hold executives accountable in the event they engage in any misconduct. This reflects and was responsive to the investors’ feedback and consistent with our shared desired outcome of greater transparency and disclosure.

Share Ownership and Retention Policy
In order to preserve the link between the interests of our Named Executive Officers and those of shareholders, executives are expected to use the shares acquired upon the vesting of (i) Performance Share Unit awards, (ii) Market Share Unit awards and (iii) Restricted Stock Unit awards, if any, after satisfying the applicable taxes, to establish and maintain a significant level of direct ownership. This same expectation applies to shares acquired upon the exercise of any previously granted stock options. We continue to maintain long-standing share ownership expectations for our senior executives. Our current Named Executive Officers all comply with their ownership and retention requirements, as detailed in the following table:
	Share Retention Policy—applied to all shares acquired, net of taxes
Executive	Stock Ownership guideline as a Multiple of Salary	Prior to Achieving Guideline	After Achieving Guideline(1)	2021 Compliance with Share Ownership and Retention Policy
Giovanni Caforio, M.D.	6 x	100%	75% for 1 year	Yes
David V. Elkins	3 x	100%	75% for 1 year	Yes
Rupert Vessey M.A, B.M., B.Ch., F.R.C.P., D.Phil.	3 x	100%	75% for 1 year	Yes
Christopher Boerner, Ph.D.	3 x	100%	75% for 1 year	Yes
Sandra Leung	3 x	100%	75% for 1 year	Yes
1)
Our share retention policy requires executives to hold 75% of all newly acquired shares for 1 year after vesting even if they have met their share retention requirement. If they have not met their share retention requirement, they must hold 100% of the vested shares.

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Recoupment of Compensation
We maintain clawback provisions relating to our short-term and long-term annual incentive programs, including related to stock options, restricted stock units, performance share units and market share units. The below table provides further details on these clawback provisions.
If an executive or other employee:	Result of executive/employee conduct	The Company Can Seek Reimbursement/Recoupment of:
		Short-Term Annual Incentive		Long-Term Equity
		Current/ Relevant Period bonus(1)	Future bonus	Current/ Outstanding award	Future award
• Engaged in misconduct	Caused or partially caused restatement of financial results	✔
• Engaged in misconduct or failed to appropriately supervise an employee who engaged in misconduct
Material violation of a company policy relating to the research, development, manufacturing, sales or marketing of pharmaceutical products, which resulted in a significant negative impact on our results of operations or market capitalization
		✔	✔	✔	✔
• Engaged in other misconduct	Violation of non-competition or non-solicitation agreements or act in manner detrimental to company interest			✔(2)
1)	Plus reasonable interest, where applicable.
2)	Must return gains realized in 12-months before violation.
In addition, the policy provides that, if legally permissible, the company will publicly disclose whenever a decision has been made to use the clawback policy, so long as the underlying event has already been publicly disclosed with the SEC.
The full clawback policy may be viewed on our website at www.bms.com.
Pre-clearance for Section 16 Officers
All members of the Board and all other Section 16 Officers, including our Named Executive Officers, must obtain pre-clearance from the Corporate Secretary’s office prior to making any sale, purchase, stock option exercise, gift, or other transaction in company securities. We work with our plan administrator to permanently restrict the account of all Section 16 Officers, effectively restricting any activity in their brokerage accounts related to our company securities. This permanent restriction and requirement for pre-clearance are mechanisms the company use to administer our insider trading policy, the share ownership requirements for executives and our clawback policy. Together, these help to ensure that executives act in the best interest of BMS and our shareholders.
Forfeiture Upon Retirement or Termination
In general, in the event of retirement or a qualifying involuntary termination, upon signing a general release, employees are eligible to vest in a pro-rata portion of unvested RSUs, PSUs, and MSUs held at least one year from the grant date, subject to meeting applicable performance goals. However, executives who are found to have engaged in severe misconduct or in an activity, which may include a failure to take action, deemed detrimental to the interests of the company including, but not limited to acts involving dishonesty, violation of company policies, violation of safety rules, disorderly conduct, discriminatory harassment, unauthorized disclosure of confidential information, or the entry of a plea of nolo contendere to, or the conviction of, a crime, will be terminated and will forfeit any outstanding awards, as of the date such violation is discovered and have to return any gains realized in the twelve months prior to the violation. As noted, these provisions help to ensure that executives act in the long-term best interest of BMS and our shareholders.
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For further discussion on forfeiture provisions related to retirement, termination or death, please see the discussion under the header “Post-Termination Benefits” beginning on page 73.
Equity Grant Policy
The Committee’s policy covering equity grants for our Named Executive Officers is as follows:
Approval of Awards
•	Awards granted to the CEO must be approved by the Committee and recommended by the Committee to, and approved by at least 75% of, the independent directors of our Board.
•	The Committee approves awards to all other Named Executive Officers.
Grant Effective Date
Annual Awards
•	Our regularly scheduled annual equity awards are approved on the date the Committee and full Board meet during the first week of March, with a grant effective date of March 10.
All Other Awards
•
For awards granted to current employees at any other time during the year, the grant effective date is the first business day of the month following the approval date, except that if the approval date falls on the first business day of a given month, the grant effective date is the approval date.

•
For awards granted to new hires, the grant effective date is the first business day of the month following the employee’s hire date, except that if the employee’s hire date falls on the first business day of a given month, the grant effective date is the employee’s hire date.

In no event will the grant effective date precede the approval date of a given award.
Grant Price
•
The grant price of awards is a 10-day average closing price (i.e., an average of the closing price on the grant date plus the 9 prior trading days). For stock options that may be granted under special circumstances (none have been granted since 2009), the grant price will be the closing price on the date of grant.

Policy Prohibiting Hedging and Pledging
We consider it improper and inappropriate for our directors, officers, and other employees to engage in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of our securities. As such, our insider trading policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions or any other transactions that are designed to offset any decrease in the value of our securities. Our insider trading policy also prohibits all employees, including directors and executive officers, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our Corporate Secretary when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities. None of our directors or executive officers has pledged shares of our stock as collateral for a loan or holds shares of our stock in a margin account.
Policy Prohibiting the Repricing of Stock Options Without Shareholder Consent
We have always maintained a consistent policy against the repricing of stock options. We believe this is a critical element in maintaining the integrity of the equity compensation program and ensuring alignment of senior executives’ interests with the interests of shareholders. Our Board has adopted a formal policy prohibiting the repricing of stock options. This policy may be viewed on our website at www.bms.com.
Policy Regarding Shareholder Approval of Severance
Our Board has approved a policy that requires shareholder approval of any future agreements that provide for cash severance payments in excess of 2.99 times the sum of an executive’s base salary plus annual incentive award. “Cash severance payments” exclude accrued incentive payments, the value of equity acceleration, benefits continuation or the increase in retirement benefits triggered by severance provisions or tax gross-up payments. This policy may be viewed on our website at www.bms.com.
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Risk Assessment of Executive Compensation
The Committee annually reviews the compensation programs from a risk perspective. Based on that review of the executive compensation arrangements for our executives as detailed beginning on page 41, the Committee believes that our compensation program does not encourage executives to take excessive or inappropriate risks that could maximize short-term results at the expense of sustainable long-term value creation that may harm shareholder value.
The Committee’s ongoing review of our business strategy and our extensive shareholder engagement efforts have allowed our executive compensation program to maintain close alignment with our strategic focus and the perspectives of our shareholders.
Our compensation program is intended to achieve this by striking an appropriate balance between short-term and long-term incentives, using a diversity of metrics to assess performance and payout under our incentive programs, placing caps on our incentive award payout opportunities, following equity grant practices that limit potential for timing awards and having stock ownership and retention requirements. For example, our current long-term equity incentive program (60% Performance Share Units and 40% Market Share Units) incorporates the company’s stock price into its performance measures and generally magnifies the impact of changes in our stock price as well as relative total shareholder return performance over the mid- and longer-term.
Also embedded in the Committee’s annual review is the ongoing assessment of enterprise risk, including reputational risks stemming from the dynamic external environment. In addition, we evaluate the performance of each of our executives based on a number of factors, including how they demonstrate our BMS Values in the execution of their day-to-day decisions. Those BMS Values include, among others, accountability. This evaluation is one input into the determination of payouts under both the annual incentive and long-term equity incentive programs. Therefore, given the direct link between payout and our executive compensation program’s emphasis on sustainable long-term value, we attempt to minimize and appropriately reduce the possibility that our executive officers will make excessively or inappropriately risky decisions that could maximize short-term results at the expense of sustainable long-term value creation for our shareholders.
Compensation and Management Development Committee Report

The Compensation and Management Development Committee of Bristol Myers Squibb has reviewed and discussed with management the “Compensation Discussion and Analysis” on pages 34 to 80 of this Proxy Statement as required under Item 402(b) of Regulation S-K. Based on its review and discussions with management, the Committee recommended to the full Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation and Management Development Committee
Gerald L. Storch, Chair
Peter J. Arduini
Derica W. Rice
Karen H. Vousden, Ph.D.
Tax Implications of Executive Compensation Program

When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). The 2017 Tax Act eliminated most of the exceptions from the $1 million deduction limit, except for certain arrangements in place as of November 2, 2017. As a result, most of the compensation payable to our Named Executive Officers in excess of $1 million per person in a year will not be fully deductible.
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Summary Compensation Table

The following tables and notes present the compensation provided to Giovanni Caforio, M.D., Board Chair and Chief Executive Officer, David V. Elkins, EVP and Chief Financial Officer and the three other most highly compensated Executive Officers.
Fiscal Years Ended December 31, 2021, 2020, and 2019
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
Giovanni Caforio, M.D. Board Chair and Chief Executive Officer	2021	$1,700,000	$0	$13,965,989	$3,410,625	$0	$708,192	$19,784,806
	2020	$1,687,115	$0	$13,457,248	$4,201,602	$0	$804,937	$20,150,902
	2019	$1,650,000	$0	$12,545,754	$3,885,540	$0	$685,959	$18,767,253
David V. Elkins EVP and Chief Financial Officer	2021	$1,027,005	$525,000	$4,716,137	$1,342,169	$0	$284,749	$7,895,060
	2020	$1,015,075	$525,000	$4,409,796	$1,684,892	$0	$17,100	$7,651,863
	2019	$116,667	$1,050,000	$1,865,662	$1,323,722	$0	$15,500	$4,371,551
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil. EVP, Research and Early Development	2021	$1,036,972	$500,000	$4,588,306	$1,355,194	$0	$321,639	$7,802,111
	2020	$1,022,500	$500,000	$4,079,065	$1,697,239	$0	$17,100	$7,315,904
	2019	$116,667	$1,000,000	$1,865,662	$1,241,604	$0	$11,550	$4,235,483
Christopher Boerner, Ph.D. EVP and Chief Commercialization Officer	2021	$1,020,118	$0	$4,095,864	$1,313,855	$0	$273,192	$6,703,029
	2020	$952,603	$0	$3,210,894	$1,581,713	$0	$247,023	$5,992,233
	2019	$891,259	$0	$3,250,793	$1,399,997	$0	$199,601	$5,741,650
Sandra Leung EVP and General Counsel	2021	$1,100,196	$0	$3,434,134	$1,298,162	$0	$329,092	$6,161,584
	2020	$1,068,271	$0	$3,330,729	$1,642,236	$884,139	$318,570	$7,243,945
	2019	$1,008,635	$0	$3,172,998	$1,586,482	$1,425,687	$322,655	$7,516,457
1)
Reflects actual salary earned. Mr. Elkins' and Dr. Vessey's 2019 salaries were earned from November 20, 2019, the closing of the acquisition of Celgene Corporation in November of 2019 (the “Closing”), through the end of the year.

2)
For all three years, for Mr. Elkins and Dr. Vessey, represents 50%, 25% and 25% portions, respectively, of their cash inducement awards, which were granted in connection with inducing them to remain with the company following the Celgene transaction (the “Inducement Awards”). In each case, the awards were payable as soon as practicable after the Closing and on the one-year and two-year anniversaries of the Closing.

3)
Represents aggregate grant date fair value under FASB ASC Topic 718 of restricted stock unit (“RSU”), market share unit (“MSU”) and performance share unit (“PSU”) awards granted during a specified year. Further information regarding these awards, including the assumptions made in determining their values, is disclosed in the Grants of Plan-Based Awards Table in the Proxy Statements for the specified years. For PSU awards, the following represents the aggregate value based on the maximum number of shares that can be earned for the awards granted in the specified years.

	Performance Share Units
Name	2019	2020	2021
Giovanni Caforio, M.D.	$12,090,213	$12,702,323	$13,646,789
David V. Elkins	n.a.	$4,355,031	$4,608,360
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.	n.a.	$4,028,439	$4,483,451
Christopher Boerner, Ph.D.	$2,593,384	$3,115,775	$4,002,246
Sandra Leung	$3,057,786	$3,140,738	$3,355,641
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4)
Represents incentive award earned under our Company's annual incentive plan. For 2021 the payments were made on March 4, 2022. For 2020, the payments were made on March 5, 2021. For 2019, the payments were made on March 13, 2020 for Mr. Elkins and Dr. Vessey, and on March 6, 2020 for the other NEOs.

5)
Includes increase in estimated value of accrued pension benefits under the U.S BEP-Retirement Income Plan (“RIP”) during the year. The Company does not pay above-market interest rates on deferred compensation. In 2021, the present value of the accrued pension benefits for Ms. Leung, the only 2021 NEO participant in the Company's defined benefit pension plans, decreased by $719,674 over the previous year because of an increase in discount rates, partially offset by updated lump sum mortality projection scales.

6)
The amounts indicated for 2021 represent Company contributions to our qualified and non-qualified savings plans. On occasion, a family member accompanied Dr. Caforio and Dr. Boerner, at no incremental cost to the Company, when traveling on the Company's NetJets account on business. Dr. Caforio and Dr. Boerner paid the taxes on the imputed income as calculated using the Standard Industry Fare Level (SIFL) rate. We did not reimburse Dr. Caforio or Dr. Boerner for taxes they paid.

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Grants of Plan-Based Awards

2021 Fiscal Year
Name	Award Type	Grant Date(1)	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards (shares)			Grant Date Fair Value of Stock and Option Awards
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Giovanni Caforio, M.D.	AIP			$118,575	$2,550,000	$5,100,000
	PSU	03/10/21	03/01/21				23,579	142,904	285,808(3)	$8,437,052(5)
	MSU	03/10/21	03/01/21				57,161	95,269	190,538(4)	$5,528,936(6)
David V. Elkins	AIP			$48,507	$1,043,158	$2,086,316
	PSU	03/10/21	03/01/21				7,962	48,257	96,514(3)	$2,849,093(5)
	MSU	03/10/21	03/01/21				19,303	32,171	64,342(4)	$1,867,044(6)
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.	AIP			$48,978	$1,053,281	$2,106,562
	PSU	03/10/21	03/01/21				7,747	46,949	93,898(3)	$2,771,869(5)
	MSU	03/10/21	03/01/21				18,779	31,299	62,598(4)	$1,816,437(6)
Christopher Boerner, Ph.D.	AIP			$47,484	$1,021,152	$2,042,304
	PSU	03/10/21	03/01/21				6,915	41,910	83,820(3)	$2,474,366(5)
	MSU	03/10/21	03/01/21				16,764	27,940	55,880(4)	$1,621,498(6)
Sandra Leung	AIP			$51,182	$1,100,678	$2,201,356
	PSU	03/10/21	03/01/21				5,798	35,139	70,278(3)	$2,074,607(5)
	MSU	03/10/21	03/01/21				14,056	23,426	46,852(4)	$1,359,528(6)
1)	These equity awards were granted under our 2012 Stock Award and Incentive Plan.
2)
Target payouts under the 2021 annual incentive plan (“AIP”) are based on a targeted percentage of annual base salary. The Committee reviews Company and individual performance in determining the actual incentive award as reported in the Summary Compensation Table. The company performance for 2021 was based 30% on non-GAAP diluted earnings per share, 25% on total revenues (net of foreign exchange), 25% on pipeline performance, and 20% on Key Integration metric consisting of synergy realizations and human capital management, each weighted 10%. Maximum represents the maximum individual incentive award allowable under the 2021 AIP and for the Named Executive Officers is 200% of his or her target. For 2021, threshold payout for all measures was 46.50% of target. The threshold column above reflects the lowest possible combined payout of 4.65% of target based on the threshold payout on one of the least weighted metrics.

3)
Reflects PSUs which cliff vest on the third anniversary of the grant date. Performance targets under these PSUs are based 33% on 3-year cumulative total revenues (net of foreign exchange), 33% on 3-year cumulative operating margin, and 34% on 3-year relative TSR expressed as a percentile rank versus our peer group. Threshold payout for all three measures is 50% of target. The threshold column above reflects the lowest possible combined payout of 16.50% of target based on the threshold payout on one of the least weighted metrics only. The maximum performance will result in a payout of 200% of target. PSUs do not accrue dividend equivalents.

4)
Reflects MSUs which vest in equal annual installments on the first, second, third and fourth anniversaries of the grant date. Each MSU converts into the number of shares of Common Stock determined by applying a payout factor to the target number of shares vesting on a given date. The payout factor is a ratio of the average of the closing Common Stock price on the February 28 measurement date immediately preceding the vesting date plus the nine prior trading days divided by the average Common Stock price on the grant date (also a 10-day average). The minimum payout factor that must be achieved to earn a payout is 60% and the maximum payout factor is 200%. MSUs do not accrue dividend equivalents.

5)
Fair value for the portion of these PSUs related to the relative TSR measure (34% weighting) is estimated as of the date of grant on March 10, 2021 using a Monte Carlo simulation. Estimated fair value of this portion was determined to be $66.41, which represents 109% of the grant date closing Common Stock price of $60.93. 'The assumptions used in this Monte Carlo simulation were as follows: volatility for BMY of 27.1%, the average for the peers of 27.4% and correlation co-efficient average of 40.5% based on three-year historical stock price data; assumed dividend yield of 3.22% based on the most recent annualized payment of $1.96 per share and the grant date stock price of $60.93; BMY’s starting TSR of 0.1% and the average for the peers of 1.4%, and a risk-free rate of 0.31%. Fair value for the remaining portion of these PSUs, related to Company financial measures (66% weighting), is calculated based on the grant date closing Common Stock price of $60.93 on March 10, 2021 and a probable outcome of a 100% payout, discounted for the lack of dividends. Estimated fair value of this portion was determined to be $55.24, which represents 90.7% of the grant date closing Common Stock price of $60.93. Therefore, the estimated grant date fair value for the whole PSU award equals $59.04, which represents 96.9% of the grant date closing Common Stock price of $60.93.

6)
Fair value of these MSUs is estimated as of the date of grant on March 10, 2021 using a Monte Carlo simulation. Estimated fair value was determined to be $58.035, which represents 95.25% of the grant date closing Common Stock price of $60.93. The assumptions used in the Monte Carlo simulation were as follows: volatility for BMY of 25.5% based on four-year historical stock price data; assumed dividend yield of 3.22'% based on the most recent annualized payment of $1.96 per share and the grant date stock price of $60.93; BMY’s starting performance was 0.1%; and risk-free rate for each measurement period of:

•	Tranche 1 ending Feb 28, 2022: 0.08%;
•	Tranche 2 ending Feb 28, 2023: 0.16%;
•	Tranche 3 ending Feb 28, 2024: 0.31%; and
•	Tranche 4 ending Feb 28, 2025: 0.54%
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Outstanding Equity Awards at Fiscal Year-End

2021 Fiscal Year
		Option Awards				Stock Awards
Name	Grant Date/ Performance Award Period	Number of Securities Underlying Unexercised Options(#)(1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Rights That Have Not Vested ($) (3)
		Exercisable	Unexercisable
Giovanni Caforio, M.D.	1/1/2019-2/28/2022							297,516(5)	$18,550,123
	1/1/2020-2/28/2023							280,890(6)	$17,513,492
	1/1/2021-2/28/2024							285,808(7)	$17,820,129
	3/10/2018							18,726(8)	$1,167,566
	3/10/2019							99,172(9)	$6,183,374
	3/10/2020							140,446(9)	$8,756,808
	3/10/2021							57,161(10)	$3,564,013
David V. Elkins	1/1/2020-2/28/2023							96,304(6)	$6,004,554
	1/1/2021-2/28/2024							96,514(7)	$6,017,648
	3/10/2020							48,154(9)	$3,002,402
	3/10/2021							19,303(10)	$1,203,517
	8/1/2018	0	2,063	$48.49	8/1/2028
	8/1/2018	74,954	46,260	$48.49	8/1/2028
	3/1/2019					24,577(4)(12)	$1,532,376
	12/2/2019					17,584(11)	$1,096,362
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.	1/1/2020-2/28/2023							89,082(6)	$5,554,263
	1/1/2021-2/28/2024							93,898(7)	$5,854,540
	3/10/2020							44,542(9)	$2,777,194
	3/10/2021							18,779(10)	$1,170,896
	7/27/2015	5,843	0	$70.89	7/27/2025
	5/1/2017	21,288	0	$66.35	5/1/2027
	7/31/2017	21,288	0	$72.42	7/31/2027
	10/30/2017	12,233	0	$54.29	10/30/2027
	1/29/2018	0	1,800	$55.52	1/29/2028
	1/29/2018	0	3,494	$55.52	1/29/2028
	5/8/2018	0	8,491	$44.70	5/8/2028
	7/30/2018	0	8,491	$47.81	7/30/2028
	10/29/2018	1	0	$38.41	10/29/2028
	10/29/2018	8,489	8,491	$38.41	10/29/2028
	2/4/2019					3,593(4)(12)	$224,024
	3/1/2019					23,350(4)(12)	$1,455,873
	12/2/2019					17,584(11)	$1,096,362
Christopher Boerner, Ph.D.	1/1/2019-2/28/2022							63,818(5)	$3,979,052
	1/1/2020-2/28/2023							68,900(6)	$4,295,915
	1/1/2021-2/28/2024							83,820(7)	$5,226,177
	3/10/2018							1,762(8)	$109,861
	3/10/2019							21,274(9)	$1,326,434
	3/10/2020							34,450(9)	$2,147,958
	3/10/2021							16,764(10)	$1,045,235
	12/2/2019					5,275(11)	$328,896
Sandra Leung	1/1/2019-2/28/2022							75,246(5)	$4,691,588
	1/1/2020-2/28/2023							69,452(6)	$4,330,332
	1/1/2021-2/28/2024							70,278(7)	$4,381,833
	3/10/2018							4,737(8)	$295,352
	3/10/2019							25,084(9)	$1,563,987
	3/10/2020							34,726(9)	$2,165,166
	3/10/2021							14,056(10)	$876,367
1)
Represents Celgene stock options that were assumed by the Company and converted into BMS stock options in connection with the Closing and in accordance with the terms of the merger agreement. Pursuant to legacy Celgene equity plans, options granted to employees are immediately exercisable. However, the shares of Common Stock acquired upon exercise would be subject to the same vesting schedule as the underlying options (i.e., in four equal annual installments beginning on the first anniversary of the grant date). Unvested options are included in the Unexercisable Column.

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2)	Represents RSUs as of December 31, 2021.
3)	Values are based on the closing Common Stock price on December 31, 2021 of $62.35.
4)	Represents Celgene RSUs that were assumed by the Company and converted into BMS RSUs in connection with the Closing and in accordance with the terms of the merger agreement.
5)	Represents target number of PSUs granted under the 2019-2021 award at max payout of 200%. The award vested and was paid out on March 10, 2022.
6)	Represents target number of PSUs granted under the 2020-2022 award at max payout of 200%. These PSUs cliff vest on the third anniversary of the grant date.
7)	Represents target number of PSUs granted under the 2021-2023 award at max payout of 200%. These PSUs cliff vest on the third anniversary of the grant date.
8)	Represents MSUs at target payout of 100%. These MSUs vest in four equal installments of 25% on each of the first four anniversaries of the grant date, subject to a payout factor.
9)	Represents MSUs at maximum payout of 200%. These MSUs vest in four equal installments of 25% on each of the first four anniversaries of the grant date, subject to a payout factor
10)	Represents MSUs at threshold payout of 60%. These MSUs vest in four equal installments of 25% on each of the first four anniversaries of the grant date, subject to a payout factor.
11)	These RSUs vest in four equal installments on each of the first, second, third, and fourth anniversaries of the grant date.
12)
These RSUs, assumed by the Company and converted from Celgene RSUs, continue to vest in three equal installments on each of the first, second, and third anniversaries of the grant date according to the pre-Closing vesting schedule.

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Option Exercises and Stock Vesting

2021 Fiscal Year
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting(2) ($)
Giovanni Caforio, M.D.	0	$0	0	$0(3)
			92,892	$5,659,910(4)
			128,217	$7,812,262(5)
David V. Elkins	70,000	$1,295,435	127,175	$8,106,792(3)
			8,175	$498,103(4)
			0	$0(5)
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.	150,967	$1,451,320	98,007	$6,066,113(3)
			7,562	$460,753(4)
			0	$0(5)
Christopher Boerner, Ph.D.	0	$0	2,638	$146,172(3)
			15,643	$953,128(4)
			12,061	$734,877(5)
Sandra Leung	0	$0	0	$0(3)
			23,086	$1,406,630(4)
			32,428	$1,975, 838(5)
1)
The value realized for each option award was determined by multiplying the number of options that were exercised by the difference between the market price of our Common Stock at the time of exercise and the exercise price of the stock option award. All options were converted legacy Celgene options.

2)
The value realized for each RSU and MSU award was determined by multiplying the number of units that vested by the closing share price of our Common Stock on the respective vesting date. The value realized for each PSU award was determined by multiplying the number of units that vested by the market price of our Common Stock on March 10, 2021, the vesting date.

3)	Reflects RSUs that vested during 2021. For Mr. Elkins and Dr. Vessey, RSUs also reflect the converted legacy Celgene PSU awards that vested on December 31, 2021.
4)	Reflects MSUs that vested during 2021.
5)	Reflects payouts of the vested 2018-2020 PSUs based on the closing Common Stock price of $60.93 on March 10, 2021.
Benefit Equalization Plan—Retirement Plan
The Benefit Equalization Plan—Retirement Income Plan (BEP—Retirement Plan) is a nonqualified plan that provides income for employees after retirement in excess of the benefits that were payable under the Bristol-Myers Squibb Company U.S. Retirement Income Plan (Retirement Plan or US-RIP), a tax-qualified defined benefit plan that was terminated effective February 1, 2019 with roughly $3.8 billion of Plan obligations transferred to Athene Holding, Ltd.
By way of background, as of December 31, 2009, BMS discontinued service accruals under the Retirement Plan and the BEP—Retirement Plan in the U.S for active plan participants and closed the plan to new entrants. Active plan participants of the Retirement Plan at year end 2009 were provided five additional years of pay growth in the pension plan. Accordingly, 2014 was the last year of pay growth under all of the BMS U.S. pension plans, including the Retirement Plan. Ms. Leung is the only 2021 NEO participant in the company's defined benefit pension plans, including the Retirement Plan.
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Employees whose pay or benefits exceeded the IRS qualified plan limits of the Retirement Plan were eligible for the BEP—Retirement Plan. The key plan provisions of the Retirement Plan and the BEP—Retirement Plan are as follows:
•	The retirement benefit generally equals:
–	2% × Final Average Compensation × Years of Service through December 31, 2009, up to 40, minus
–	1/70th of the Primary Social Security Benefit × Years of Service through December 31, 2009, up to 40.
•
Final Average Compensation equals the average of the five consecutive years out of the last ten years, ending December 31, 2014, in which the employee’s compensation was the highest. Compensation equals the base salary rate plus the higher of annual incentive awards earned or paid during the year. In the BEP—Retirement Plan, there are no limits on compensation and benefits imposed under Section 401(a)(17) and Section 415(b) of the Internal Revenue Code.

•	Normal retirement age is 65. Employees are eligible for early retirement at age 55 with 10 or more years of service.
•	Employees eligible for early retirement may receive their pension without any reduction at age 60. The pension is generally reduced by 4% for each year that the retirement age precedes age 60.
•	Employees are 100% vested after attaining five years of service.
•
The BEP—Retirement Plan pension is paid as a cash lump sum or, if an election is made at least 12 months prior to retirement, the lump sum may be credited to the Benefit Equalization Plan—Savings Plan. A distribution for an executive classified as a “Specified Employee” of the company, as defined under Section 409A of the Internal Revenue Code, is subject to 409A regulations and is therefore subject to a six-month delay following the executive’s separation from service.

Present Value of Accumulated Pension Benefits

2021 Fiscal Year
Name	Plan Name	# of Years of Credited Service(1)	Present Value of Accumulated Benefits(2)	Payments During Last Fiscal Year
Giovanni Caforio, M.D.(3)	Benefit Equalization Plan Retirement Plan	0.0	$0	$0
David V. Elkins(3)	Benefit Equalization Plan Retirement Plan	0.0	$0	$0
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.(3)	Benefit Equalization Plan Retirement Plan	0.0	$0	$0
Christopher Boerner, Ph.D.(3)	Benefit Equalization Plan Retirement Plan	0.0	$0	$0
Sandra Leung(4)	Benefit Equalization Plan Retirement Plan	17.8	$9,691,865	$0
1)
Reflects the years of credited service through December 31, 2009 at which time we discontinued service accruals under the U.S. Benefit Equalization Plan-Retirement Plan (BEP-Retirement Plan). The company terminated the US-RIP as of February 1, 2019 and transferred all remaining liabilities to a leading third-party insurer, Athene Holdings Ltd.

2)	The present value of accumulated benefits was calculated based on the following assumptions which were used in the December 31, 2021 disclosure for the BEP-Retirement Plan:
•	100% lump-sum utilization; and
•	FTSE Pension Discount Curve rates as of the measurement date 2022 IRS Applicable Mortality under IRC 417(e).
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These assumptions are the same as those disclosed in conformity with generally accepted accounting principles. For active executives, payments are assumed to begin at age 60 for BEP-Retirement Plan, the earliest age that employees are eligible for an unreduced pension, or current age if over age 60. The actual benefit received will vary based on age and interest rates at the time of retirement.

3)
Dr. Caforio, Mr. Elkins, Dr. Boerner, Dr. Vessey are not participants in any of the Company's defined benefit pension plans. For Dr. Caforio, does not include the value of participation in the Italian government pension system.

4)	Ms. Leung has met the age and service requirements for early retirement under the BEP—Retirement Plan.
Non-Qualified Deferred Compensation Plan
The Benefit Equalization Plan—Savings and Investment Program (BEP—Savings Plan) is a nonqualified deferred compensation plan that allows employees to defer a portion of their total eligible cash compensation and to receive company matching contribution credits in excess of contributions allowed under the Savings and Investment Program. The Savings and Investment Program is a tax-qualified plan, as defined under Sections 401(a) and 401(k) of the Internal Revenue Code. Employees who are eligible to participate in the Savings and Investment Program, and whose pay or benefits exceed the IRS qualified plan limits, are eligible for the BEP—Savings Plan. The key provisions of the BEP—Savings Plan are as follows:
•
Employee deferrals to the BEP—Savings Plan begin once the employee’s total eligible compensation paid for the year exceeds the limit under Section 401(a)(17) of the Internal Revenue Code, or total contributions to the Savings and Investment Program exceed the limits under Section 415(c) of the Internal Revenue Code.

•	Employees may defer no less than 2% and up to 75% of their eligible compensation (prior to January 2021, employees were able to defer up to 25% of eligible compensation).
•	The company matching contribution credit equals 100% of the employee’s contribution deferral credit on the first 6% of eligible compensation that an employee elects to defer.
•
An additional, discretionary company contribution credit is applied to each individual account annually, in an amount based on a point system of a participant’s age plus service: below 40 points—3% of total eligible cash compensation; between 40 and 59 points—4.5%; and at 60 points and above—6%.

•	The plan is unfunded. Benefits are paid from general assets of the Company.
•
Employees may allocate their contributions among various notional investment options that provide different combinations of risk and return potential, and employees can generally elect to change their investment elections each business day.

•
The employee’s full balance under the BEP—Savings Plan is paid following a separation from service, or, if eligible, an election can be made at least 12 months prior to a separation from service to defer payments until a later date that is no earlier than five (5) years following the date of separation from service. A distribution for an executive classified as a “Specified Employee” of the Company, as defined under Section 409A of the Internal Revenue Code, is subject to 409A regulations and is therefore subject to a six-month delay following the executive’s separation from service.

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Non-Qualified Deferred Compensation Plan

2021 Fiscal Year
Name	Executive Contributions in 2021(1)	Registrant Contributions in 2021(2)	Aggregate Earnings in 2021(3)	Aggregate Withdrawals/ Distributions in 2021	Aggregate Balance at December 31, 2021(2)(4)
Giovanni Caforio, M.D.(5)	$336,696	$687,892	$1,236,409	$0	$11,255,267
David V. Elkins(5)	$169,533	$246,249	$51,139	$0	$466,921
Rupert Vessey, M.A., B.M. B.Ch., F.R.C.P., D.Phil.(5)	$171,095	$285,507	$33,868	$0	$490,470
Christopher Boerner, Ph.D.(5)	$231,183	$252,800	$276,109	$0	$2,442,620
Sandra Leung(5)	$147,146	$311,692	$1,760,411	$0	$12,649,091
1)
The contribution amounts in this column reflect the deferral of a portion of 2021 base salary and the 2020 annual incentive award that was paid in March 2021. The base salary deferral amount is also included as 2021 Salary in the Summary Compensation Table. The 2020 annual incentive award deferral amount was also included as 2020 Non-Equity Incentive Plan Compensation in the previous year's Summary Compensation Table, as applicable.

2)
The contribution amounts in this column are included as 2021 All Other Compensation in the Summary Compensation Table. Includes the additional annual registrant contributions earned in 2021 but paid in February 2022.

3)
Aggregate earnings are not reflected in the 2021 Summary Compensation Table and were not reflected in prior years' Summary Compensation Tables. The company does not pay above-market interest rates on non-qualified deferred compensation.

4)
Portions of the aggregate balances in this column reflect amounts reported in the Summary Compensation Tables in prior years as follows: Dr. Caforio, $960,837 for 2018, $992,538 for 2019 and $965,990 for 2020; Ms. Leung, $423,265 for 2018, $462,306 for 2019 and $455,791 for 2020; and Dr. Boerner, $341,315 for 2019 and $433,470 for 2020.

5)	Reflects 2021 activity and aggregate balances in the non-qualified BEP-Savings Plan.
Post-Termination Benefits

Following is a description of payments and benefits available under different termination scenarios:
Voluntary Termination
The company does not offer any payments or benefits to salaried employees, including the Named Executive Officers, upon a voluntary termination, other than those that are vested at the time of termination, unless the applicable plan or award agreement provides otherwise.
Voluntary Termination for Good Reason
Under the Bristol-Myers Squibb Senior Executive Severance Plan, certain senior executives (including the Named Executive Officers) are eligible to receive severance payments and benefits if they voluntarily terminate their employment for “good reason,” where “good reason” is defined as:
•	A material reduction in the executive’s weekly base salary;
•	The material reduction in the executive’s grade level resulting in a material diminution of the executive’s authority, duties, or responsibilities; or
•
The relocation of the executive’s job or office, so that it will be based at a location which is more than 50 miles further (determined in accordance with the company’s relocation policy) from their primary residence than their work location immediately prior to the proposed change in their job or office.

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A terminated executive who signs a general release will be eligible for the following:
•	Severance payments in the amount of 2 times annual base salary for our senior most executives including the Named Executive Officers, and 1.5 times annual base salary for other senior executives;
•	Continuation of medical, dental and life insurance benefits until the earlier of (i) fifty-six weeks from termination date or (ii) the date the executive begins new employment; and
•	Outplacement services.
In addition to being eligible to receive severance payments and benefits under the Bristol-Myers Squibb Senior Executive Severance Plan as described above, Mr. Elkins and Dr. Vessey are eligible to receive vesting of their converted legacy Celgene equity awards and their Inducement Awards if they voluntarily terminate their employment for “good reason,” where “good reason” is defined as:
•
A material reduction in the executive’s (i) annual base salary or (ii) target annual cash incentive compensation opportunity and target annual equity incentive compensation opportunity, in the aggregate;

•
A material diminution in the executive’s duties and responsibilities (other than temporarily while the Eligible Employee is physically or mentally incapacitated or as required by applicable law) or, for Mr. Elkins only, assignment of any duties inconsistent with his status as an officer or a member of the leadership team of the company;

•	A material adverse change in the executive’s reporting relationships;
•	A relocation of an executive’s primary work location that results in an increase to the executive’s one-way commute by 30 miles or more;
•	The company’s failure to timely pay any gross-up amounts due under certain legacy Celgene arrangements; or
•	For Dr. Vessey only, a change to the company’s by-laws that would cause the executive to cease to be eligible for indemnification or advancement under such by-laws.
If Mr. Elkins and Dr. Vessey are terminated and they sign a general release, they will be eligible for the following:
•
Converted Legacy Celgene Stock Options
 – Employees are eligible to vest in their unvested legacy Celgene stock options. The legacy Celgene stock options will remain exercisable until the earlier of one year after termination and the original 10-year option term.

•	Converted Legacy Celgene Restricted Stock Units and Inducement Awards – Employees are eligible to vest in their unvested legacy Celgene RSUs and, where applicable, their unvested Inducement Awards.
Retirement and Death
The following benefits are generally available to all salaried employees including the Named Executive Officers:
Annual Incentive
—Under the Annual Incentive Plan, employees are eligible for a pro-rata award based on the number of days worked in the performance period and paid by March 15th following the performance period.
Converted Legacy Celgene Stock Options
—Mr. Elkins, Dr. Vessey and other employees are eligible to vest in all unvested options. Options will remain exercisable until the earlier of three years after termination and the original 10-year option term.
Restricted Stock Units
—Employees are eligible to vest in a pro-rata portion of RSUs held at least one year from the grant date; provided that if an employee turns 65 on or prior to their retirement or death, then any unvested RSUs held for at least one year will vest in full prior to their retirement or death.
Converted Legacy Celgene Restricted Stock Units and Inducement Awards
—For death and disability only (not retirement)—Mr. Elkins, Dr. Vessey and, for legacy Celgene RSUs only, other employees, are eligible for full and immediate vesting of all unvested legacy Celgene RSUs and, where applicable, unvested Inducement Awards. Upon retirement, Mr. Elkins and Dr. Vessey are eligible (i) for full acceleration of all unvested legacy Celgene RSUs, but vesting follows the
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normal schedule, and (ii) to vest in a pro-rata portion of Inducement Awards held at least one year from the grant date; provided that if an employee turns 65 on or prior to their retirement or death, then any unvested Inducement Awards held for at least one year will vest in full prior to their retirement or death.
Market Share Units—Employees are eligible to vest in a pro-rata portion of MSUs held at least one year from the grant date, subject to performance provisions; provided that if an employee turns 65 on or prior to their retirement or death, then any unvested MSUs held for at least one year will vest in full upon their retirement or death, subject to performance provisions.
Performance Share Units—Employees are eligible to vest in a pro-rata portion of unvested PSUs held at least one year from the grant date subject to performance provisions.
Defined Benefit Pension Excess Benefit Plan—Employees may be eligible for benefits accrued under the BEP—Retirement Plan.
Savings Plans—Employees are eligible for benefits accumulated under our Savings and Investment Program and the BEP—Savings Plan (as well as a pro-rata annual contribution (if applicable) on eligible compensation paid in the year of separation from service or death).
Post-Retirement Medical and Life Insurance—Employees age 55 or older with 10 years of service or age 65 or over at the time of retirement are eligible for post-retirement medical and life insurance benefits provided that they were employed by a company participating in the Bristol-Myers Squibb Company Health & Welfare Benefit Plan at the time that their employment ended. Employees retiring with less than 10 years of service are not eligible to receive a company subsidy for their post-retirement medical coverage.
Involuntary Termination Not for Cause
The following benefits are generally available to all salaried employees including the Named Executive Officers:
Annual Incentive—Under the Annual Incentive Plan, employees who are severance eligible and execute and do not revoke a separation agreement are eligible for a pro-rata award based on the number of days worked in the performance period if the termination occurs on or after September 30th of the plan year. Further, an employee who is severance eligible and whose age plus years of service equals or exceeds 70, and who has at least 10 years of service, upon signing and not revoking a separation agreement the employee is eligible for a pro-rata award based on the number of days worked in the performance period for a termination occurring at any point in the plan year.
Converted Legacy Celgene Stock Options—Pursuant to the terms of the legacy Celgene equity plans, Mr. Elkins, Dr. Vessey and other employees are eligible to vest in all unvested options. Options will remain exercisable until the earlier of one year after termination and the original 10-year option term.
Restricted Stock Units—Upon signing a general release, employees are eligible to vest in a pro-rata portion of RSUs held at least one year from the grant date; provided that if an employee turns 65 on or prior to their involuntary termination not for cause, then any unvested RSUs held for at least one year will vest in full upon their involuntary termination not for cause.
Converted Legacy Celgene Restricted Stock Units and Restricted Stock Unit Inducement Awards—Pursuant to the terms of the legacy Celgene equity plans, Mr. Elkins, Dr. Vessey and, for legacy Celgene RSUs only, other employees are eligible to vest in all unvested legacy Celgene RSUs and, where applicable, unvested Inducement Awards.
Market Share Units—Upon signing a general release, employees are eligible to vest in a pro-rata portion of unvested MSUs held at least one year from the grant date, subject to performance provisions; provided that if an employee turns 65 on or prior to their involuntary termination not for cause, then any unvested MSUs held for at least one year will vest in full upon their involuntary termination not for cause, subject to performance provisions.
Performance Share Units—Upon signing a general release, employees are eligible to vest in a pro-rata portion of unvested PSUs held at least one year from the grant date, subject to performance provisions.
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Defined Benefit Pension Excess Benefit Plan—Employees may be eligible for benefits accrued under the BEP—Retirement Plan. If the employee’s age plus years of service equal or exceed 70 and the employee has at least 10 years of service, the employee is not eligible for early retirement, and the employee signs a general release, the retirement benefits are payable following termination of employment based upon enhanced adjustment factors similar to those applied to employees eligible for early retirement.
Savings Plans—Employees are eligible for benefits accumulated under our Savings and Investment Program and the BEP—Savings Plan. Under the Savings and Investment Program and the BEP-Savings Plan, if the employee is either (1) involuntarily terminated not for cause on or after September 30th and the employee is receiving severance and signs a general release or (2) the employee’s age plus years of service equal or exceed 70 and the employee has at least 10 years of service, the employee is not eligible for early retirement, and the employee is receiving severance and signs a general release, the employee is eligible for a pro-rata annual contribution (if applicable) based on eligible compensation paid in the year of separation from service.
Post-Retirement Medical Insurance—If the employee’s age plus years of service equal or exceed 70 and the employee has at least 10 years of service, the employee is not eligible for early retirement, and the employee signs a general release, the employee is eligible for continued medical coverage beyond the severance and COBRA period, provided that they were employed by a company participating in the Bristol-Myers Squibb Health & Welfare Benefit Plan at the time that their employment ended, and as long as no other group medical coverage is available, without company subsidy until age 55. At age 55, they become eligible for company-subsidized, post-retirement medical benefits.
Senior Executive Severance Plan—Under the Bristol-Myers Squibb Senior Executive Severance Plan, certain senior executives (including the Named Executive Officers) are eligible to receive severance payments and benefits if they are involuntarily terminated not for “cause,” where “cause” is defined as:
•	failure or refusal by the executive to substantially perform his or her duties (except where the failure results from incapacity due to disability); or
•
severe misconduct or engaging in an activity, which may include a failure to take action, deemed detrimental to the interests of the company including, but not limited to, acts involving dishonesty, violation of company policies, violation of safety rules, disorderly conduct, discriminatory harassment, unauthorized disclosure of confidential information, or the entry of a plea of nolo contendere to, or the conviction of, a crime.

A terminated executive who signs a general release will be eligible for the following:
•	Severance payments in the amount of 2 times base salary for our senior-most executives, including the Named Executive Officers, and 1.5 times base salary for other senior executives;
•	Continuation of medical, dental and life insurance benefits; and
•	Outplacement services.
For Dr. Vessey, “cause” is defined as:
•
on or within four years following the Closing, the executive’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity), material violation of a written company policy, material breach of an employment or similar agreement, or misappropriation of company property; provided, that in the event of a dispute concerning the application of this provision, the Board must determine that it has been established by clear and convincing evidence that Cause exists and must adopt a resolution to that effect with approval of at least 75% of the Board (after reasonable notice and an opportunity to be heard is provided to the executive); and

•
after the four-year period following the Closing, “cause” is as defined above except for that the definition (i) includes materially unsatisfactory performance of the executive’s duties to the company that has not been cured within ten days after a written demand for substantial performance is delivered by the CMDC and (ii) does not include the requirement for a Board determination and resolution in the event of a dispute.

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For Mr. Elkins, “cause” includes the requirement for a Board determination and resolution as described above for Dr. Vessey in the event of a dispute at any time and is otherwise defined as:
•
the executive’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity), material violation of a written company policy, material breach of an employment or similar agreement, or misappropriation of company property, in each case, that has not been cured within ten days after a written notice is delivered by the company.

Change-in-Control
As disclosed in the CD&A, the company has entered into change-in-control agreements with certain senior executives, including all of the Named Executive Officers. The current agreements will expire on December 31, 2022, and may be extended with revisions, as appropriate, beginning on January 1, 2023 in one-year increments unless either the company or the executive gives prior notice of termination of the agreement or a change-in-control shall have occurred prior to January 1 of such year.
To trigger benefits, there must be both a change-in-control of the company and either (i) a subsequent involuntary termination without cause by the company or (ii) a good reason termination by the employee. Good reason is further defined in the agreements and includes a reduction in job responsibilities, changes in pay and benefits as well as relocation beyond 50 miles. The executive has 120 days to assert a claim for payments under this provision. In general, this protection extends for 24 months following a change-in-control for the vast majority of our senior most executives who became eligible for change-in-control benefits after September 1, 2010, including Dr. Boerner, Mr. Elkins and Dr. Vessey and 36 months following a change-in-control for a few of our other senior most executives, including Dr. Caforio and Ms. Leung:
“Change-in-Control” means the earliest to occur of any one of the following dates:
(i)
The date any Person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) shall have become the direct or indirect beneficial owner of thirty percent (30%) or more of the then outstanding common shares of the company;

(ii)
The date of consummation of a merger or consolidation of the company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the company outstanding immediately prior thereto continuing to represent at least fifty one percent (51%) of the combined voting power of the voting securities of the company or the surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the company in which no Person acquires more than fifty percent (50%) of the combined voting power of the company’s then outstanding securities;

(iii)
The date the stockholders of the company approve a plan of complete liquidation of the company or an agreement for the sale or disposition by the company of all or substantially all the company’s assets; or

(iv)
The date there shall have been a change in the composition of the Board of Directors of the company within a two-year period such that a majority of the Board does not consist of directors who were serving at the beginning of such period together with directors whose initial nomination for election by the company’s stockholders or, if earlier, initial appointment to the Board, was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two-year period together with the directors who were previously so approved.

Each of our Named Executive Officers is eligible to receive the following benefits if he or she is terminated in connection with a change-in-control:
•
A cash payment equal to 2 years of base salary plus target annual incentive award for Dr. Boerner, Mr. Elkins and Dr. Vessey and 2.99 years of base salary plus target annual incentive award for Dr. Caforio and Ms. Leung.

•	Payout of annual incentive award on a pro-rata basis at target.
•	Vesting of unvested stock options, if any, including options held less than one year.
•	Vesting of unvested RSUs, if any, including units held less than one year.
•	Vesting of unvested MSUs, subject to performance provisions, including units held less than one year.
•	Payout of all outstanding performance share units at target, including units held less than one year.
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•
Three additional years of service and age for pension purposes if a participant is in BEP—Retirement Plan sponsored by BMS, and eligibility for the plan’s early retirement subsidy if the executive’s age and service fall below the normal eligibility threshold (i.e., 55 years old with at least 10 years of service). As of September 1, 2010, we no longer provide any pension subsidy or enhancement for newly eligible executives. In lieu of such subsidy or enhancement, we provide under the company’s savings plans a continuation of company matching contributions and automatic year-end contributions equal to the length of the severance period, which equals two years for Dr. Boerner, Mr. Elkins and Dr. Vessey.

•
Eligibility for retiree medical benefits based on two years additional age and service for Mr. Elkins, Dr. Vessey and Dr. Boerner, and three years additional age and service for Dr. Caforio and Ms. Leung.

•	Continuation of health benefits for two years for Dr. Boerner, Mr. Elkins and Dr. Vessey and three years for Dr. Caforio and Ms. Leung.
•	Vesting of unvested match in the company’s savings plans.
•	We no longer gross up compensation on excess parachute payments for any of our executives, including all of our Named Executive Officers.
•	Payment of any reasonable legal fees incurred to enforce the agreement.
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The following illustrates the potential payments and benefits under the company’s plans and programs to the Named Executive Officers upon a termination of employment assuming an effective date of December 31, 2020. To the extent payments and benefits are generally available to salaried employees on a nondiscriminatory basis, they are excluded from the table.
Termination of Employment Obligations (Excluding Vested Benefits)

2021 Fiscal Year
	Cash Severance	In-the- Money Value of Options	Restricted Stock Units (“RSUs”)	Market Share Units (“MSUs”)	Performance Share Units (“PSUs”)	Pension Plans	Savings Plans	Health	Retiree Medical
Name	(1)	(2)(6)	(3)(6)	(4)(6)	(5)(6)	(7)	(8)	(9)	(10)	Total
Voluntary Termination for Good Reason
Giovanni Caforio, M.D.(11)(12)	$3,400,000	$0	$0	$0	$0	$0	$0	$38,864	$0	$3,438,864
David V. Elkins (12)	$2,101,406	$669,757	$2,628,738	$0	$0	$0	$0	$33,632	$0	$5,433,533
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil. (12)(14)	$2,121,800	$0	$1,096,362	$0	$0	$0	$0	$34,064	$0	$3,252,226
Christopher Boerner, Ph.D.(12)	$2,060,000	$0	$0	$0	$0	$0	$0	$36,440	$0	$2,096,440
Sandra Leung(11)	$2,217,282	$0	$0	$0	$0	$0	$0	$23,797	$0	$2,241,079
Involuntary Termination Not for Cause (Absent Change in Control)
Giovanni Caforio, M.D.(11)(12)	$3,400,000	$0	$0	$0	$0	$0	$0	$38,864	$0	$3,438,864
David V. Elkins(12)	$2,101,406	$669,757	$2,628,738	$422,546	$1,815,071	$0	$0	$33,632	$0	$7.671.150
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil.(12)(14)	$2,121,800	$0	$1,096,362	$390,810	$1,678,961	$0	$0	$34,064	$0	$5.321.997
Christopher Boerner, Ph.D.(12)	$2,060,000	$0	$13,530	$707,860	$3,166,382	$0	$0	$36,440	$0	$5,984,212
Sandra Leung (11)	$2,217,282	$0	$0	$0	$0	$0	$0	$23,797	$0	$2,241,079
Qualifying Termination Within 2 or 3 Years Following a Change-in-control
Giovanni Caforio, M.D.(13)(12)	$12,707,500	$0	$0	$11,761,579	$12,940,306	$0	$0	$115,638	$0	$37,525,023
David V. Elkins(12)	$4,202,812	$669,757	$2,628,738	$3,602,895	$6,011,101	$0	$440,503	$67,494	$78,374	$17,701,674
Rupert Vessey, M.A., B.M., B.Ch., F.R.C.P., D.Phil. (12)(14)	$4,243,600	$0	$1,096,362	$3,430,622	$5,704,401	$0	$508,318	$68,289	$68,127	$15,119,719
Christopher Boerner, Ph.D.(12)	$4,120,000	$0	$328,896	$3,785,455	$6,750,572	$0	$431,671	$73,386	$88,929	$15,578,910
Sandra Leung (13)	$6,629,673	$0	$0	$2,913,491	$3,190,636	$7,565,669	$0	$71,247	$0	$20,370,717
1)
For voluntary termination for good reason and involuntary termination not for cause, cash severance is equal to 2 times base salary. For change in control, cash severance is equal to 2 times base salary plus target annual incentive award for Mr. Elkins, Dr. Boerner, and Dr. Vessey, and 2.99 times for Dr. Caforio and Ms. Leung.

2)	For Mr. Elkins represents all in-the-money unvested options.
3)
For Dr. Boerner, for involuntary termination not for cause, represents pro-rata portion of awards held at least one year. For change in control, represents all unvested units. For Mr. Elkins represents all unvested RSUs. For Dr. Vessey, represents the unvested RSU Inducement Award.

4)
For involuntary termination not for cause, represents pro-rata portion of awards held at least one year. For change in control, represents all unvested units. The payout factor applied is equal to the 10-day average closing price on December 31, 2021 divided by the 10-day average closing price on the grant date.

5)
For change in control, represents a full payout of the 2019-2021, 2020-2022 and 2021-2023 PSU awards at target. For involuntary termination not for cause, represents a pro-rata payout of the 2019-2021 and 2020-2022 PSU awards at target. The 2021-2023 award is forfeited because as of December 31, 2021 the award had not been held for at least one year since the grant date.

6)	Values as of December 31, 2021 based on the closing Common Stock price of $62.35 on that day.
7)	Reflects BEP - Retirement Plan. Change-in-control values include early retirement subsidy and additional years of credited service and age.
8)	Change in control values reflect Company matching contributions and automatic year-end contributions under the Company's Savings Plans and equal to two additional years of service.
9)
For voluntary termination for good reason and involuntary termination not for cause, reflects health care benefit continuation through the severance period of 56 weeks. For change in control, represents continuation of health care benefits for two years for Mr. Elkins, Dr. Vessey and Dr. Boerner, and three years for Dr. Caforio and Ms. Leung.

10)	Reflects cost to the Company for providing retiree medical benefits. For change in control, includes additional years of credited service and age.
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11)
These Named Executive Officers are retirement-eligible under our stock plans and therefore are entitled to the following benefits, which are generally available to all retirement eligible participants in our stock plans:

•	a pro-rata portion of RSUs held for one year from the grant date;
•	a pro-rata portion of MSUs held for one year from the grant date, subject to performance provisions; and
•	a pro-rata portion of PSUs held one year from the grant date, subject to performance provisions.
12)	Dr. Caforio, Mr. Elkins, Dr. Boerner, Dr. Vessey are not participants in any of our pension plans.
13)	These Named Executive Officers are retirement-eligible under our stock plans and therefore the number of units used to calculate the change-in-control value reflects:
•	Restricted Stock Units - the difference between a pro-rata portion of RSUs held for one year from the grant date and all unvested RSUs including units held less than one year from the grant date;
•	Market Share Units - the difference between a pro-rata portion of MSUs held for one year from the grant date and all unvested MSUs including units held less than one year from the grant date; and
•	Performance Share Units - (i) the difference between a pro-rata portion and all unvested units under the 2019-2021 and 2020-2022 PSUs and (ii) payout of the 2021-2023 PSU award at target.
14)
Dr. Vessey is retirement-eligible under the legacy Celgene stock plans and, therefore, his converted Celgene stock options and RSUs are not forfeitable. The vesting continues to occur over the normal vesting schedule.

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Pay Ratio

To determine the ratio of the CEO’s annual total compensation to the median annual total compensation of all employees excluding the CEO, we identified the median employee as of October 1, 2020 using target total cash compensation (i.e., salary plus 2020 target incentive award). We believe this measure most reasonably reflects the typical annual compensation of our employee population, which also includes legacy Celgene employees, and was consistently applied for all employees. As of October 15, 2021, the median employee previously identified was terminated. We identified an employee with substantially similar compensation to that of the original median employee based on the compensation measure used to select the original median employee (i.e., salary plus 2020 target incentive award). We estimate that the median employee’s 2021 total compensation, as determined in the same manner as “Total Compensation” in the Summary Compensation Table, was $148,649. Dr. Caforio’s 2021 total compensation was $19,784,806, which was 133:1 times that of the median of the annual total compensation of all employees.
Item 2—Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are providing shareholders the opportunity to advise the Compensation and Management Development Committee and the Board of Directors regarding the compensation of our Named Executive Officers, as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, beginning on page 34. We strongly encourage you to read these sections for a detailed description of our executive compensation philosophy and programs, the compensation decisions the Committee has made under those programs, the factors considered in making those decisions, the changes approved to such programs and the feedback we received from our shareholder engagement. Accordingly, we are requesting your nonbinding vote on the following resolution:
“RESOLVED, that the shareholders of Bristol-Myers Squibb Company approve, on an advisory basis, the compensation of the company’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the company’s 2022 Proxy Statement.”
Our executive compensation programs are designed to enable us to attract and retain talented executives capable of leading our business in the highly complex and competitive business environment in which we operate. We seek to accomplish this goal in a way that rewards performance and is aligned with our shareholders’ long-term interests. A significant portion of each executive’s pay depends on his or her individual performance against financial and operational objectives as well as a demonstration of key values necessary to our evolution as a leading biopharmaceutical company. In addition, a substantial portion of an executive’s compensation is in the form of equity awards that tie the executive’s compensation directly to creating shareholder value and achieving financial and operational results. We value input from our shareholders as expressed through their votes and other communications. As an advisory vote, this proposal is not binding on the company. However, consistent with our record of shareholder responsiveness, the Compensation and Management Development Committee will consider the outcome of the vote when making future executive compensation decisions.
The Board of Directors unanimously recommends a vote “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers.
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Equity Compensation Plan Information

The following table summarizes information concerning the company’s equity compensation plans and outstanding options, warrants and rights as of December 31, 2021:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in millions)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (in millions)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	71.3(1)	$53.00(2)	88.7(3)
Equity compensation plans not approved by security holders	0.0		0.0
Total	71.3	$53.00	88.7
1)
At December 31, 2021, there were a total of approximately 19.1 million shares subject to restricted stock units, approximately 1.8 million shares subject to market share units and approximately 3.4 million shares subject to performance share units. In the case of market share units and performance share units, which require performance conditions to be met for vesting, the number of awards reflected in the table assume achievement of target performance; under these awards, approximately 5.2 million additional shares would be issued if specified above-target performance levels were fully achieved in the applicable performance period.

2)
The weighted average exercise price of outstanding awards does not take into account the shares issuable upon settlement of outstanding restricted stock units, market share units or performance share units which have no exercise price. If the awards that have no exercise price were included in the calculation of weighted average exercise price of outstanding options, warrants and rights, the weighted average exercise price for all such outstanding awards would be $34.92.

3)
All available shares may be used for stock options and for equity awards that do not require payment of an exercise price, including restricted stock, restricted stock units, market share units, performance share units and similar full-value awards.

Item 3—Ratification of the Appointment of Independent Registered Public Accounting Firm

Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the Audit Committee’s appointment of Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the year 2022. The Audit Committee and the Board believe that the continued retention of D&T to serve as our independent registered public accounting firm is in the best interests of the company and its shareholders. As a matter of good corporate governance, we are asking shareholders to ratify such appointment. In the event our shareholders fail to ratify the appointment, the Board of Directors and the Audit Committee will reconsider such appointment. It is understood that even if the appointment is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our shareholders.
The Audit Committee is directly responsible for appointing, compensating and providing oversight of the performance of our independent registered public accounting firm for the purpose of issuing audit reports and related work regarding our financial statements and the effectiveness of our internal control over financial reporting. The Audit Committee is also responsible for approving the audit fees of our independent registered public accounting firm. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairperson participate in the process for the selection of D&T’s new lead engagement partner.
Representatives from D&T will be present at the Annual Meeting to respond to appropriate questions and to make any statements as they may desire.
The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as Bristol-Myers Squibb Company’s independent registered public accounting firm for 2022.
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Audit and Non-Audit Fees

The following table presents aggregate billed fees for professional audit services rendered by D&T for the fiscal years ended December 31, 2021 and 2020 for the audits of our annual financial statements and internal control over financial reporting, and fees billed for other services rendered by D&T during those periods.
	2021	2020
	(in millions)
Audit Fees	$18.53	$17.45
Audit Related Fees	0.88	0.87
Tax Fees	9.40	10.40
All Other Fees	0.01	0.19
Total	$28.82	$28.90
Audit fees for 2021 and 2020 were for professional services rendered for the audits of our consolidated financial statements, including accounting consultations and adoption of new accounting standards, and of our internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act, statutory and subsidiary audits, timely reviews of quarterly financial statements, consents, and assistance with review of documents filed with the SEC.
Audit Related fees for 2021 and 2020 were primarily for agreed-upon procedures, special purpose financial statement audits and other audit-related services that are not required by statute or regulation.
Tax fees were composed of both tax compliance and tax consulting fees as described below.
•
Tax Compliance fees were incurred for services related to tax compliance, including the preparation of tax returns, claims for refund, assistance with tax audits and appeals and preparation of transfer pricing documentation studies. Such amounts were $7.5 million and $8.3 million in 2021 and 2020, respectively.

•
Tax Consulting fees were incurred for tax planning (excluding planning related to transactions or proposals for which the sole purpose may be tax avoidance or for which tax treatment may not be supported by the Internal Revenue Code) and tax advice, including assistance with advice related to acquisitions, internal restructurings, legislative updates, and requests for rulings or technical advice from tax authorities. Such amounts were $1.9 million and $2.1 million in 2021 and 2020, respectively.

All Other fees for 2021 and 2020 were related to subscriptions to research databases, as well a benchmarking, forums and compliance procedures.
Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. Our independent registered public accounting firm is prohibited from providing tax consulting services relating to transactions or proposals in which the sole purpose may be tax avoidance or for which the tax treatment may not be supported by the Internal Revenue Code. Prior to the engagement of our independent registered public accounting firm for the next year’s audit, a schedule of the aggregate of services expected to be rendered during that year for each of the four categories of services described above is submitted to the Audit Committee for approval. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted by category of service and the Audit Committee receives periodic reports from our independent registered public accounting firm on actual fees versus the budget by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.
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The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report, for informational purposes, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. During 2021, the Audit Committee did not delegate pre-approval authority to any of its members.
Audit Committee Report

As the Audit Committee of the Board of Directors, we are composed of independent directors as required by and in compliance with the listing standards of the New York Stock Exchange and applicable SEC rules. We operate pursuant to a written charter adopted by the Board of Directors that is published on the company’s website.
Management has primary responsibility for the company’s financial reporting process, principles and internal controls as well as preparation of its consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) to obtain reasonable assurance that Bristol Myers Squibb’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. We are responsible for overseeing and monitoring D&T’s auditing process on behalf of the Board of Directors.
As part of the oversight of the company’s financial statements, we review and discuss with both management and D&T all annual and quarterly financial statements prior to their issuance. Management advised us that each set of financial statements reviewed was prepared in accordance with accounting principles generally accepted in the United States. We have reviewed with management significant accounting and disclosure issues and reviewed with D&T matters required to be discussed pursuant to auditing standards adopted by the PCAOB.
In addition, we have received the written disclosures and the letter from D&T required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”, and have discussed with D&T their independence from Bristol Myers Squibb and its management. We have determined that D&T’s provision of non-audit services in 2021 was compatible with, and did not impair, its independence. We have also received written materials addressing D&T’s internal quality control procedures and other matters, as required by the New York Stock Exchange listing standards.
We have discussed with our internal auditors and D&T the overall scope and plans for their respective audits. We have met with the internal auditors and D&T, with and without management present, to discuss their evaluations of the company’s internal control over financial reporting, and the overall quality of the company’s financial reporting.
Based on the reviews and discussions described above, we recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements for the year ended December 31, 2021 be included in Bristol-Myers Squibb Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.
In addition, we have confirmed there have been no new circumstances or developments since our respective appointments to the Committee that would impair any of our member’s ability to act independently.
The Audit Committee
Derica W. Rice, Chair
Paula A. Price
Theodore R. Samuels
Phyllis R. Yale
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Shareholder
Proposals
The Company expects the following shareholder proposals (Items 4-5) to be presented at the 2022 Annual Meeting. The Board of Directors has recommended a vote against these proposals for the reasons set forth following each proposal. The stock holdings of each proponent will be provided upon request to the Corporate Secretary of Bristol-Myers Squibb.
Item 4—Shareholder Proposal to Lower Ownership Threshold for Special Shareholder Meetings to 10%

The proponent of this resolution is Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021
Proposal 4—Special Shareholder Meeting Improvement
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareowner meeting. This includes that each shareholder shall have an equal right per share to formally participate in the calling for a special shareholder meeting.
It is important to adopt this proposal to make up for our complete lack of a shareholder right to act by written consent. Many companies provide for both a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent.
The Bristol-Myers shareholders gave 43%-support to a shareholder proposal for the shareholder right to act by written consent at the 2020 annual meeting. This 43%-support likely represented 51%-support from the shares that have access to independent proxy voting advice and are not forced to rely on the biased voting advice by management. BMY management should support a topic that earns majority shareholder support -especially at a company where the stock price performs so poorly.
Southwest Airlines is an example of a company that does not provide for shareholder written consent and yet provides for 10% of shares to call for a special shareholder meeting.
A reasonable shareholder right to call for a special shareholder meeting can make shareholder engagement meaningful. “Shareholder Engagement” is cited 6-times in our 2021 annual meeting proxy statement. If management is insincere in its shareholder engagement, a right for shareholders to call for a special meeting can make management think twice about insincerity. And management has never said what its shareholder engagement reveals about what shareholders have to say regarding the perennial poor price performance of BMY stock.
Our bylaws give no assurance that any engagement with shareholders will continue. A more reasonable shareholder right to call for a special shareholder meeting will help ensure that management engages with shareholders in good faith because shareholders will have a viable Plan B as an alternative.
A more reasonable right to call a special meeting might make for more of an incentive for 2 of our directors to perform better compared to 2021 since a special meeting can elect a new director:
Michael Bonney received almost 200 million negative votes.
Giovanni Caforio, Chairman and CEO, received more than 100 million negative votes.
Each of these negative director votes exceed the 2021 negative votes for BMY executive pay.
And BMY stock was at $69 in 1999.
Please vote yes:
Special Shareholder Meeting Improvement — Proposal 4.
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Board of Directors’ Position

The Board of Directors recommends a vote “AGAINST” this proposal for the following reasons.
The Board has carefully considered the proposal and believes the actions requested are not in the best interests of the Company and its shareholders. The Company, which has always been committed to robust shareholder engagement and accountability to shareholders, gave shareholders the direct opportunity to vote upon the question of the proper special meeting threshold at last year’s annual meeting. At the 2021 Annual Meeting, our shareholders overwhelmingly approved the Company’s current special meeting threshold, which requires 15% of the outstanding shares to call a special shareholder meeting, and explicitly rejected the same proponent’s proposal to set the special meeting standard at 10% of the outstanding shares.
Specifically, the Company took the following actions in 2021 related to this proposal:
•
At the 2021 Annual Meeting, the Board asked shareholders to approve an amendment to the Company’s Certificate of Incorporation to reduce the percentage of outstanding shares required for shareholders to call a special meeting from 25% to 15% as a representation of its commitment to high standards of corporate governance and greater transparency and accountability to shareholders. This proposal received a resounding approval of approximately 98% of the votes cast at the 2021 Annual Meeting (excluding broker non-votes).

•
At the 2021 Annual Meeting, Mr. Steiner also submitted this same proposal to lower the ownership threshold to 10% in lieu of the Company’s proposed 15% threshold. Excluding broker non-votes, only approximately 32% of the votes cast at the 2021 Annual Meeting voted for this 10% standard.

•
Effective as of May 4, 2021, the Company amended its Amended and Restated Certificate of Incorporation to lower the ownership threshold for special shareholder meetings to 15%, and corresponding amendments to the bylaws that were previously approved by the Board became effective.

Therefore, when presented with the direct choice between a 15% ownership threshold and a 10% threshold for the special meeting right, the Company’s shareholders overwhelmingly supported the Company’s proposed 15% level at the 2021 Annual Meeting.
The 15% threshold is reasonable, appropriate and aligned with our shareholders’ interests. It has enhanced shareholders’ ability to call a special meeting, while appropriately balancing against the risk that a small minority of shareholders, including those with narrow interests, may ineffectively use corporate resources to pursue an agenda not favored by a majority of shareholders and that may not be in the best interests of the company or our shareholders.
Holding a special meeting costs money and demands significant attention from the Board and senior management. In addition, it creates a disruption to the Company’s normal business operations. As such, the calling of a special meeting should not be an ordinary process; and a special shareholder meeting should only be convened to discuss extraordinary events when fiduciary, strategic or similar considerations dictate the matter be addressed prior to the next annual meeting. The 15% threshold establishes the appropriate balance between meaningful accountability and mitigation of risk that may be presented by a lower threshold, including significant costs, Board and management distraction and waste of corporate resources.
Our shareholders’ ability to vote on significant matters is further ensured and protected by state law and other regulations. As a Delaware corporation, the Company is required to have all major corporate actions, such as mergers, a sale of all or substantially all of the Company's assets or increases or decreases in authorized shares, approved by shareholders. As a New York Stock Exchange listed company, the Company is also required to, among other things, obtain shareholder approval for adoption, and certain amendments, of equity compensation plans, significant issuances of securities to related parties or when such issuances represent more than 20% of the Company's outstanding common stock or voting power.
The Board believes that adoption of this proposal is unnecessary because the Company is committed to high standards of corporate governance and takes a number of steps to achieve greater transparency and accountability to shareholders. In addition to enhancing the right of shareholders to call a special meeting in the last year, the Board has in place robust corporate governance policies that promote Board accountability and provide shareholders with a meaningful voice to communicate their priorities to the Board and Company management. These policies include the annual election of
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directors using a majority vote standard, a market-standard proxy access right for shareholders to include their director nominations in the Company’s proxy statement, no super majority voting provisions, the right to submit proposals for inclusion in the Company’s proxy statement for consideration at an annual meeting, and the opportunity to vote annually on the advisory “say-on-pay” vote on executive compensation. In addition, the Board, our Lead Independent Director, and Company management regularly engage with shareholders to solicit and discuss their views on governance, executive compensation, and other matters.
As evidenced by the 2021 change to the special meeting threshold, our Board continually reassesses our corporate governance practices to identify additional steps to further benefit our shareholders, and seeks shareholder input on these governance decisions. It is the Board’s belief that a further reduction to the special meeting threshold is unnecessary.
The 15% threshold protects shareholder interests by ensuring that special meeting matters are (i) of concern to a significant number of shareholders, (ii) worth the significant expense to the Company, and (iii) not an unnecessary distraction to the Board and management. Shareholders overwhelmingly agreed that a 15% threshold ensures that a meaningful percentage of our shareholders agree on the need for a special meeting before a special meeting is called. In light of the strong shareholder rights the Company already has in place, including the right for shareholders to call a special meeting, shareholders’ significant support of the recent special meeting amendment, and the Board’s demonstrated commitment to establishing good governance practices, the Board recommends that you vote against this proposal.
The Board of Directors unanimously recommends a vote “AGAINST” the proposal.
Item 5—Shareholder Proposal on the Adoption of a Board Policy that the Chairperson of the Board be an Independent Director

The proponents of this resolution are lead filer Mercy Investment Services, Inc. and other co-filers1. Mercy Investment Services, Inc. is located at 2039 North Geyer Road, Saint Louis, MO 63131.
Proposal 5—Separate Chair & CEO
RESOLVED: Shareholders request the Board of Directors adopt as policy, and amend the bylaws as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, be an independent member of the Board. This independence policy shall apply prospectively so as not to violate any contractual obligations. If the Board determines that a Chair who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. This policy would be phased in for the next CEO transition.
WHEREAS:
We believe:
•	The role of the CEO and management is to run the company.
•	The role of the Board of Directors is to provide independent oversight of management and the CEO.
•	There is a potential conflict of interest for a CEO to have an inside director act as Chair.
In our view, shareholders are best served by an independent Board Chair who can provide a balance of power between the CEO and the Board. Taking this step is in the long-term interests of shareholders and will promote effective oversight of management.
1 Mercy Investment Services, Inc. is co-filing this proposal with Bon Secours Mercy Health, CommonSpirit, Daughters of Charity, the Sisters of Saint Francis of Philadelphia, the Dominican Sisters, and the Sisters of Saint Dominic of Caldwell, NJ.
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As of March 2020, approximately 33% of S&P 500 firms had an independent chair. ISS reported in September 2020 that 85 percent of investors responding to its policy survey indicated that an independent chair is their preferred model.
Pharmaceutical companies are particularly in need of effective and unconflicted oversight because of the industry's high legal and regulatory risks related to product safety and the industry's commercial practices. Bristol-Myers Squibb is not immune to litigation and regulatory attention.
•
In October 2021 a class action lawsuit was filed against the company on behalf of former shareholders of Celgene Corporation who received Contingent Value Rights for violations of the federal securities laws. The complainant alleges that the company's public statements were false and materially misleading throughout the merger period and that when the market learned the truth about the company, former Celgene shareholders suffered losses.

•
In spring of 2021, the public discovered that the Internal Revenue Service (IRS) was claiming more than $1 billion in unpaid taxes from the company as a result of creating an offshore subsidiary in Ireland that the IRS deemed an “abusive tax shelter”. The company did not inform investors of this claim.

•
In January 2020, Bristol-Myers Squibb reached an “agreement in principle” to settle a 2013 whistleblower lawsuit accusing the company of manipulating the average manufacture price of its drugs in order to underpay Medicaid rebates.

The risk of lawsuits, sustained public controversy and regulatory intervention, whether ultimately found to be justified or not, are strong arguments for the need for continuous, effective and unconflicted board oversight of corporate management.
In order to ensure that our Board can provide rigorous oversight for our Company with greater independence and accountability, we urge a vote FOR this shareholder proposal.
Board of Directors’ Position

The Board of Directors recommends a vote “AGAINST” the proposal for the following reasons.
The Board has carefully considered this proposal and believes the actions requested are not in the best interests of the Company and its shareholders. The Board believes that shareholder interests are best served when the Board has the flexibility to make leadership choices taking into consideration the Company’s needs and circumstances at any given time. Eliminating this flexibility is unnecessarily rigid and would deprive the Board of the ability to select the most qualified and appropriate individual to lead the Board as Board Chair. Moreover, our Lead Independent Director role, as well as our other corporate governance practices, already provide the independent leadership and management oversight requested by this proposal. Shareholder proposals regarding this topic have been voted on at prior Annual Meetings, and each time, the proposal has failed to receive a majority of shareholder support.
The Company’s carefully-considered governance documents provide the Board with the ability to design the Company’s board leadership structure as it deems appropriate based on the circumstances at the time. This enables the Board to tailor its structure to the strengths of the Company’s officers and directors in order to best address the Company’s evolving and complex business. It is crucial that the Board have this ability to adapt and adjust in order to effectively execute strategic initiatives and business plans. The Board believes that the Company and its shareholders are best served by allowing the Board to continue to follow its current policy of determining the most advantageous governance for the Company generally, and the best person to serve as the Board Chair specifically.
It is important to note that the Company’s Corporate Governance Guidelines do not explicitly mandate the integration of the roles of Board Chair and Chief Executive Officer. The Board elects our Board Chair and appoints our Chief Executive Officer, with each of these positions to potentially be held by the same person or by different people. In fact, due to the flexibility the existing policy affords, from 2005 until 2007 and from 2010 until 2017, the Board had a separate Board Chair and Chief Executive Officer. However, the Board presently believes that the combination of the offices of the Board Chair and Chief Executive Officer continues to be in the best interest of the Company and our shareholders, and is the best leadership structure for the Company and its shareholders at this time.
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Currently, the roles of Board Chair and Chief Executive Officer are held by Dr. Caforio. Specifically, the Company’s independent directors have determined that having Dr. Caforio fill a combined role, complemented by a strong Lead Independent Director, strikes the appropriate balance between consistent leadership, effective oversight and focused accountability. Having one individual serve in both roles positions Dr. Caforio to effectively drive future strategy and decision-making for the Company and ensures that the Company presents its message and strategy to all stakeholders with a unified voice. Dr. Caforio not only has extensive industry experience but also deep institutional knowledge of the Company. His breadth of knowledge and deep understanding of our evolving industry, accumulated over more than 30 years, reinforces the Board’s belief that having the Chief Executive Officer serve as Board Chair is highly advantageous for the Company at this time.
The Company’s Corporate Governance Guidelines provide that the independent directors will designate a Lead Independent Director when the Board Chair is not an independent director. The independent directors of the Board have elected Mr. Samuels to serve in that position. The Board believes the robust duties of the Lead Independent Director, who is selected annually by the Company’s independent directors, provide for effective, appropriate safeguards and oversight. The role of the Lead Independent Director at the Company is modeled on the role of an independent board chair, ensuring a strong, independent and active Board. The Company’s Corporate Governance Guidelines provide that the Lead Independent Director shall “preside over executive sessions of the Company’s independent directors, facilitate information flow and communication between the Directors and the Board Chair, and to perform such other duties specified by the Board.” The Lead Independent Director’s responsibilities include:
•	Serving as liaison between the independent directors and the Board Chair and Chief Executive Officer.
•	Reviewing and approving meeting agendas and sufficiency of time.
•	Calling meetings of the independent directors.
•	Presiding at all meetings of the independent directors and any Board meeting when the Board Chair and Chief Executive Officer is not present, including executive sessions of the independent directors.
•	Approving the quality, quantity and timeliness of information sent to the Board.
•	Serving a key role in Board and Chief Executive Officer evaluations.
•	Engaging with, and responding directly to, shareholder and stakeholder questions, as appropriate.
•	Providing feedback from executive sessions of the independent directors to the Board Chair and Chief Executive Officer and other senior management.
•	Recommending advisors and consultants.
•	Conducting, along with the Committee on Directors and Corporate Governance, an annual assessment of the Board and committees.
The Board ensures independent oversight of the Company through the Lead Independent Director role and other features of its governance structure. For example, the Company’s robust corporate governance policies and practices provide independent directors with the ability to effectively oversee the Company’s management. These include:
•	Director independence. Currently, 9 of the 10 director nominees are independent.
•
Fully independent Board committees. All members of the Audit Committee, Compensation and Management Development Committee, Committee on Directors and Corporate Governance and Science and Technology Committee are “independent” in accordance with or as defined in the rules adopted by the SEC and the New York Stock Exchange and the Company’s own Corporate Governance Guidelines.

•	Continued Board refreshment. The Board continually reviews its composition with a focus on refreshing necessary skills sets to oversee management’s execution of the Company’s strategy.
•
Regular executive sessions. Executive sessions of the independent directors of the Board generally take place at every regular Board meeting. In addition, each of the Board’s committees hold regularly scheduled executive sessions without management present.

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•
Independent evaluation of Chief Executive Officer performance. The Company’s Compensation and Management Development Committee, which is fully independent, is responsible for performing an annual evaluation of the Chief Executive Officer against his performance objectives.

In summary, the Board believes that rather than restricting the Board’s discretion in selecting the individual best suited to serve as Board Chair, the Board’s fiduciary duties are best fulfilled by retaining flexibility to determine a leadership structure that serves the best interests of the Company and its shareholders. The Board regularly reviews the Company’s governance structure, and will continue to do so; however, the Board believes the current leadership model, when combined with our independent board governance structure, strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of the Company’s business and affairs. Given the current needs of the Company, the beneficial role of the Lead Independent Director, the Board believes it continues to be in the best interest of the Company and its shareholders to combine the Board Chair and Chief Executive Officer positions. For these reasons the Board recommends that you vote against this proposal.
Accordingly, the Board of Directors unanimously recommends a vote “AGAINST” this proposal.
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Voting Securities
and Principal Holders
At the close of business on March 14, 2022, there were 2,125,202,526.509 shares of $0.10 par value common stock and 3,469 shares of $2.00 convertible preferred stock outstanding and entitled to vote.
Common Stock Ownership by Directors and Executive Officers

The following table sets forth, as of March 14, 2022, beneficial ownership of shares of our common stock by each director, each of our Named Executive Officers and all directors and executive officers as a group, in each case, as of such date. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days. Voting power includes the power to direct the voting of the shares and investment power includes the power to direct the disposition of the shares. Unless otherwise noted, shares listed below are owned directly or indirectly with sole voting and investment power. None of our directors and executive officers, individually or as a group, beneficially owns greater than 1% of our outstanding shares of common or preferred stock.
	Bristol-Myers Squibb Company
Name	Total Common Shares Owned(1)	Common Shares Underlying Options or Stock Units(2)	Common Shares Underlying Deferred Share Units(3)
P. J. Arduini	37,804	0	37,804
C. Boerner, Ph.D.	41,966	0	0
G. Caforio, M.D.	606,524	0	0
D. V. Elkins	205,615	74,954	0
J. Haller, M.D.	108,785	83,469	14,646
S. Leung	464,036	0	0
M. Hidalgo-Medina, M.D., Ph.D.	5,350	0	5,350
P. A. Price	8,255	0	8,255
D. W. Rice	10,363	0	10,363
T. R. Samuels	58,256	0	31,256
G. L. Storch	70,513	0	70,513
R. Vessey, M.A, B.M., B.Ch., F.R.C.P., D.Phil.	86,639	35,622	0
K. H. Vousden, Ph.D.	21,415	0	21,415
P. Yale	14,393	0	14,393
All Directors and Executive Officers as a Group(4)	1,861,984	194,045	213,995
1)
Consists of direct and indirect ownership of shares, shares credited to the accounts of the executive officers under the Bristol-Myers Squibb Company Savings and Investment Program, and Celgene Corporation 401(k) Plan, stock options that are currently exercisable, restricted stock units that vest within 60 days, the target number of market share units that vest within 60 days and deferred share units.

2)
Consists of shares underlying stock options that are currently exercisable, restricted stock units that vest within 60 days, and the target number of market share units that vest within 60 days. None of these shares have any voting rights.

3)	Consists of deferred share units that are valued according to the market value and shareholder return on equivalent shares of common stock. Deferred share units have no voting rights.
4)	Includes 21 individuals.
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Principal Holders of Voting Securities

The following table sets forth information regarding beneficial owners of more than 5% of the outstanding shares of our common stock. There are no beneficial owners of more than 5% of the outstanding shares of our preferred stock.
Name	Number of Shares Beneficially Owned	Percent of Class
Vanguard Group Inc. 100 Vanguard Blvd Malvern, PA 19355	199,834,483(1)	9.00%(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	169,266,706(2)	7.6%(2)
1)
This information is based on the Form 13G/A filed by The Vanguard Group with the SEC on February 9, 2022 reporting beneficial ownership as of December 31, 2021. The reporting person has sole voting power with respect to zero shares, shared voting power with respect to 3,544,063 shares, sole dispositive power with respect to 190,661,867 shares and shared dispositive power with respect to 9,172,616 shares.

2)
This information is based on the Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 1, 2022 reporting beneficial ownership as of December 31, 2021. The reporting person has sole voting power with respect to 147,719,738 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 169,226,706 shares and shared dispositive power with respect to zero shares.

Policy on Hedging and Pledging

Our insider trading policy prohibits all employees, including directors and executive officers, from engaging in any speculative or hedging transactions. Our insider trading policy also prohibits all employees, including directors and executive officers, from holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our Corporate Secretary when a person wishes to pledge our securities as collateral for a loan and clearly demonstrates the ability to repay the loan without selling such securities. None of our directors or executive officers has pledged shares of our stock as collateral for a loan or holds shares of our stock in a margin account.
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Other
Matters
Advance Notice Procedures

As set forth in our Bylaws, if you wish to propose any action, including the nomination of directors, at next year’s annual meeting, you must deliver notice to BMS containing certain information set forth in our Bylaws, not less than 90 but not more than 120 days before the anniversary of the prior year’s annual meeting. For our 2023 Annual Meeting, we must receive this notice between January 3, 2023 and February 2, 2023. These requirements are separate and distinct from the SEC requirements that a shareholder must meet to have a shareholder proposal included in our proxy statement. For further information on how a shareholder may nominate a candidate to serve as a director, please see page 12.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 4, 2023.
Our Bylaws are available on our website at www.bms.com/ourcompany/governance. In addition, a copy of the Bylaw provisions discussed above may be obtained by writing to us at our principal executive offices, Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, Attention: Corporate Secretary.
2023 Shareholder Proposals

Shareholder proposals relating to our 2023 Annual Meeting of Shareholders must be received by us at our principal executive offices, Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, Attention: Corporate Secretary, no later than November 24, 2022. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored proxy materials. Shareholders are encouraged to contact the Office of the Corporate Secretary prior to submitting a shareholder proposal or any time they have a concern. At the direction of the Board of Directors, the Office of the Corporate Secretary acts as corporate governance liaison to shareholders.
Compensation Committee Interlocks and Insider Participation

There were no Compensation and Management Development Committee interlocks or insider (employee) participation in 2021.
Availability of Corporate Governance Documents

Our Corporate Governance Guidelines (including the standards of director independence), Principles of Integrity, Code of Ethics for Senior Financial Officers, Code of Business Conduct and Ethics for Directors, additional policies and guidelines, committee charters and links to Reports of Insider Transactions are available on our corporate governance webpage at www.bms.com/ourcompany/governance and are available to anyone who requests them by writing to: Corporate Secretary, Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016.
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Frequently
Asked Questions
Why am I receiving these materials?
This Proxy Statement is being delivered to all shareholders of record as of the close of business on March 14, 2022 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Shareholders on May 3, 2022. We expect our proxy materials, including this Proxy Statement and the Annual Report, to be first made available to shareholders on or about March 24, 2022. Although the Annual Report and Proxy Statement are being delivered together, the Annual Report should not be deemed to be part of the Proxy Statement.
What is “householding” and how does it work?
“Householding” is a procedure we adopted whereby shareholders of record who have the same last name and address and who receive the proxy materials by mail will receive only one copy of the proxy materials unless we have received contrary instructions from one or more of the shareholders. This procedure reduces printing and mailing costs. If you wish to receive a separate copy of the proxy materials, now or in the future, at the same address, or if you are currently receiving multiple copies of the proxy materials at the same address and wish to receive a single copy, you may contact us by writing to Shareholder Services, Bristol-Myers Squibb Company, 430 East 29th Street—14th Floor, New York, New York 10016, or by calling us at (212) 546-3309. If you are a beneficial owner (your shares are held in the name of a bank, broker or other holder of record), the bank, broker or other holder of record may deliver only one copy of the Proxy Statement and Annual Report, or Notice of Internet Availability of Proxy Materials, to shareholders who have the same address unless the bank, broker or other holder of record has received contrary instructions from one or more of the shareholders. If you wish to receive a separate copy of the Proxy Statement and Annual Report, or Notice of Internet Availability of Proxy Materials, now or in the future, you may contact us at the address or phone number above and we will promptly deliver a separate copy. Beneficial owners sharing an address who are currently receiving multiple copies of the Proxy Statement and Annual Report, or Notice of Internet Availability of Proxy Materials, and wish to receive a single copy in the future, should contact their bank, broker or other holder of record to request that only a single copy be delivered to all shareholders at the shared address in the future.
Why are you holding a virtual Annual Meeting?
In light of the ongoing global COVID-19 pandemic, for the safety of all of our shareholders, directors, employees and the public, our 2022 Annual Meeting is being held in a virtual-only format with no physical location. Our goal for the Annual Meeting is to enable shareholders to participate in the meeting, while providing substantially the same access and possibilities for exchange with the Board and our senior management as an in-person meeting. We believe that this approach represents best practices for virtual shareholder meetings, including by providing a support line for technical assistance and addressing as many shareholder questions as time allows.
Who can attend the Annual Meeting?
Only shareholders of Bristol-Myers Squibb Company as of the record date, March 14, 2022, their authorized representatives and guests of Bristol-Myers Squibb Company may attend the Annual Meeting. Only shareholders of record on the record date will be entitled to participate, vote their shares and ask questions during the virtual meeting via audio webcast. To be admitted to the virtual 2022 Annual Meeting, shareholders should visit www.virtualshareholdermeeting.com/BMY2022 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting or during the meeting time, there will be a 1-800 number and international number available on the website to assist you. Technical support will be available 15 minutes prior to the start of the meeting and through the conclusion of the meeting.
How do I ask questions in the virtual meeting?
We are committed to ensuring that our shareholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting.
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To submit a question during the meeting, visit www.virtualshareholdermeeting.com/BMY2022, enter your 16-digit control number and type your question into the “Ask a Question” field and click “Submit.” If you would like to submit a question before the meeting, visit www.proxyvote.com with your 16-digit control number and select the “Submit a Question for Management” option. We encourage you to submit any question that is relevant to the business of the meeting. Questions pertinent to meeting matters will be answered during the meeting as time allows.
Who is entitled to vote?
All holders of record of our $0.10 par value common stock and $2.00 convertible preferred stock at the close of business on March 14, 2022 will be entitled to vote at the 2022 Annual Meeting. Each share is entitled to one vote on each matter properly brought before the meeting.
How do I vote if I am a registered shareholder?
Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they participate in the virtual meeting. If you are a registered holder, you can vote your shares by proxy in one of the following manners:
i)	via Internet at www.proxyvote.com;
ii)	by telephone at (800) 690-6903;
iii)	via audio webcast during the virtual 2021 Annual Meeting; or
iv)	by mail, if you received a paper copy of the proxy materials.
Choosing to vote via Internet or calling the toll-free number listed above will save us expense. In order to vote online or via telephone, have the voting form in hand and either call the number or go to the website and follow the instructions. If you vote via the Internet or by telephone, please do not return a signed proxy card.
If you wish to vote during the virtual Annual Meeting, you can vote your shares via audio webcast at www.virtualshareholdermeeting.com/BMY2022.
If you received a paper copy of the proxy materials and choose to vote by mail, specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card enclosed with the Proxy Statement, date and sign it, and mail it in the postage-paid envelope.
How do I vote if I am a beneficial shareholder?
If you are a beneficial shareholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a voting instruction card, which your broker or nominee is obligated to provide you. If you wish to vote at the virtual meeting, you must first obtain from the record holder a legal proxy issued in your name.
Under the rules of the New York Stock Exchange (NYSE), brokers that have not received voting instructions from their customers 10 days prior to the meeting date may vote their customers’ shares in the brokers’ discretion on the proposals regarding routine matters, which in most cases includes the ratification of the appointment of the independent registered public accounting firm.
Under NYSE rules, the election of directors, the advisory vote to approve the compensation of our Named Executive Officers, and the approval of any shareholder proposals are considered “non-discretionary” items, which means that your broker cannot vote your shares on these proposals.
What items will be voted upon at the Annual Meeting?
At the Annual Meeting, we will consider and act on the following items of business:
i)	the election to the Board of Directors the 10 persons nominated by the Board, each for a term of one year;
ii)	an advisory vote to approve the compensation of our Named Executive Officers;
iii)	the ratification of the appointment of our independent registered public accounting firm; and
iv)	two shareholder proposals, if presented at the meeting.
We do not know of any other matter that may be brought before the meeting. However, if other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.
What are the Board of Directors’ voting recommendations?
For the reasons set forth in more detail in the Proxy Statement, our Board of Directors recommends a vote FOR the election of each director, FOR the advisory vote to approve the compensation of our Named Executive Officers, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022 and AGAINST the shareholder proposals.
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How will my shares be voted at the Annual Meeting?
Voting Options
Item	Proposal	Voting Options	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes
1	Election of Directors	FOR, AGAINST or ABSTAIN (for each director nominee)	No effect—not counted as a vote cast	No	No effect
2	Advisory vote to approve the compensation of our Named Executive Officers	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect
3	Ratification of the appointment of an independent registered public accounting firm	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	Yes	Not applicable
4	Shareholder Proposal to Lower the Ownership Threshold for Special Shareholder Meetings to 10%	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect
5	Shareholder Proposal on the Adoption of a Board Policy that the Chairperson of the Board be an Independent Director	FOR, AGAINST or ABSTAIN	Treated as a vote AGAINST the proposal	No	No effect
How many votes are needed to elect the directors and to approve each of the proposals?
Director Elections
: A majority of votes cast with respect to each director’s election at the meeting is required to elect each director. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director in order for the director to be elected. Abstentions will not be counted as votes cast for or against the director and broker non-votes will have no effect on this proposal.
Advisory Vote to Approve Compensation of Our Named
Executive Officers
: The affirmative vote of a majority of our outstanding shares present in person or by proxy and entitled to vote on the matter is required for the approval of the advisory vote to approve the compensation of our Named Executive Officers. Because your vote is advisory, it will not be binding upon our Board of Directors. Abstentions will be counted as votes against this proposal and broker non-votes will have no effect on this proposal.
Ratification of Our Auditors
: The affirmative vote of a majority of our outstanding shares present in person or by proxy and entitled to vote on the matter is required for the ratification of the appointment of our independent registered public accounting firm. Abstentions will be counted as votes against this proposal. As described above, a broker or other nominee may generally vote on routine matters such as this one, and therefore no broker non-votes are expected to exist in connection with this proposal.
Shareholder Proposals: The affirmative vote of a majority of our outstanding shares present in person or by proxy and entitled to vote on this matter is required for the approval of the shareholder proposals if presented at the meeting. Abstentions will be counted as votes against the proposals and broker non-votes will have no effect on the proposals.
How are the votes counted?
In accordance with the laws of Delaware, our Amended and Restated Certificate of Incorporation and our Bylaws, for all matters being submitted to a vote of shareholders, only proxies and ballots that indicate votes “FOR,” “AGAINST” or “ABSTAIN” on the proposals, or that provide the designated proxies with the right to vote in
96

their judgment and discretion on the proposals, are counted to determine the number of shares present and entitled to vote on a given matter. Broker non-votes are not counted as shares present and entitled to vote on a given matter but will be counted for purposes of determining quorum (whether enough votes are present to hold the Annual Meeting).
Can I change my vote after I return the proxy card, or after voting by telephone or electronically?
If you are a shareholder of record, you can revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:
i)	by giving timely written notice of the revocation to the Corporate Secretary of Bristol-Myers Squibb Company;
ii)	by casting a new vote by telephone or by the Internet prior to the deadline for voting; or
iii)	by voting at the Annual Meeting.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote at the Annual Meeting if you obtain a legal proxy.
All shares that have been properly voted and not revoked will be voted at the Annual Meeting.
How do I designate my proxy?
If you wish to give your proxy to someone other than the persons named as proxies in the enclosed form of proxy, you may do so by crossing out the names of all three persons named as proxies on the proxy card and inserting the name of another person. The signed card must be presented at the meeting by the person you have designated on the proxy card.
Who counts the votes?
An independent agent tabulates the proxies and the votes cast at the meeting. In addition, independent inspectors of election certify the results of the vote tabulation.
Is my vote confidential?
Yes, any information that identifies a shareholder or the particular vote of a shareholder is kept confidential.
Who will pay for the costs involved in the solicitation of proxies?
We will pay all costs of preparing, assembling, printing and distributing the proxy materials as well as the solicitation of all proxies. We have retained Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of $22,000, plus reasonable out-of-pocket expenses. We may solicit proxies on behalf of the Board of Directors through the mail, in person, electronically, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.
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EXHIBIT A
Categorical Standards of Independence

In determining director independence, the Board has adopted the following categorical standards to assist it in determining which relationships will be considered immaterial:
a)
an immediate family member of the director is or has been employed by the company, provided that such family member is not, and has not been for at least a period of three years, an executive officer of the company;

b)
more than three years has elapsed since i) the director was employed by the company, ii) an immediate family member of the director was employed by the company as an executive officer, or iii) an executive officer of the company was on the board of directors of a company that employed either the director or an immediate family member of the director as an executive officer;

c)
the director, or an immediate family member of the director, received, in any 12-month period within the last three years, $120,000 or less in direct compensation from the company (other than director’s fees or compensation that was deferred for prior service with the company);

d)
more than three years has elapsed since i) the director has been a partner with or employed by the company’s independent auditor or ii) an immediate family member personally worked on the company’s audit as a partner or employee of the company’s independent auditor;

e)	the director has an immediate family member who i) is an employee of, but not a partner of, the independent auditor and ii) does not personally work on the company’s audit;
f)
the director of the company, or an immediate family member of a director, is an executive officer or an employee of, or is otherwise affiliated with, another company that makes payment to, or receives payment from, the company for property or services in an amount which in any single fiscal year within the preceding three years, does not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenues;

g)
the director of the company and/or an immediate family member of the director directly or indirectly owns, in the aggregate, 10% equity interest or less in another company that makes payment to, or receives payment from, the company for property or services;

h)
the director of the company, or an immediate family member of a director, is an executive officer, or employee of, or is otherwise affiliated with, a charitable organization or non-profit organization, and the company’s, or the Bristol-Myers Squibb Foundation’s discretionary charitable contributions to the organization, in the aggregate, in any single fiscal year within the preceding three years, do not exceed the greater of $1 million or 2% of that organization’s consolidated gross revenues; and

i)
an executive officer of the Company serves or served on the compensation committee of the board of directors of a company that, at the same time within the last three years, employs or employed either the director or an immediate family member of the director as an executive officer.

A-1

Y  O  U  R  V  O  T  E  I  S  I  M  P  O  R  T  A  N  T
P  L  E  A  S  E  V  O  T  E  Y  O  U  R  P  R  O  X  Y

Bristol Myers Squibb™

P.O. BOX 4000
PRINCETON, NJ 08540

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, either on (i) Thursday, April 28, 2022 for shares in employee benefit plans or (ii) Monday, May 2, 2022 for all other shares. Have your proxy card in hand when you access the website and follow the instructions to vote the shares.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BMY2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, either on (i) Thursday, April 28, 2022 for shares in employee benefit plans or (ii) Monday, May 2, 2022 for all other shares. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bristol-Myers Squibb Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We recommend you mail your proxy by April 25, 2022 to ensure timely receipt of your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68415-P67227-Z81879 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BRISTOL-MYERS SQUIBB COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR UNDER ITEM 1.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1A) Peter J. Arduini	☐	☐	☐
1B) Giovanni Caforio, M.D.	☐	☐	☐
1C) Julia A. Haller, M.D.	☐	☐	☐
1D) Manuel Hidalgo Medina, M.D., Ph.D.	☐	☐	☐
1E) Paula A. Price	☐	☐	☐
1F) Derica W. Rice	☐	☐	☐
1G) Theodore R. Samuels	☐	☐	☐
1H) Gerald L. Storch	☐	☐	☐
1I) Karen H. Vousden, Ph.D.	☐	☐	☐
1J) Phyllis R. Yale	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 2 AND 3.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve the Compensation of our Named Executive Officers	☐	☐	☐
3. Ratification of the Appointment of an Independent Registered Public Accounting Firm	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 4 and 5.	**For**	**Against**	**Abstain**
4. Shareholder Proposal to Lower the Ownership Threshold for Special Shareholder Meetings to 10%	☐	☐	☐
5. Shareholder Proposal on the Adoption of a Board Policy that the Chairperson of the Board be an Independent Director	☐	☐	☐

	Yes	**No**
Please indicate if you plan to attend this meeting.	☐	☐

Note: Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Bristol Myers Squibb™

2022 Annual Meeting of Shareholders

Tuesday, May 3, 2022
10:00 A.M. Eastern Time
Virtual Event
www.virtualshareholdermeeting.com/BMY2022

Attending the Annual Meeting

We are pleased to welcome shareholders to the 2022 Annual Meeting. Due to the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only to provide a safe experience for our shareholders, employees and directors.

To attend, vote, and submit questions during the Annual Meeting visit virtualshareholdermeeting.com/BMY2022 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Online access to the webcast will open approximately 10 minutes prior to the start of the Annual Meeting. Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider. To submit questions in advance of the Annual Meeting, visit www.proxyvote.com before 11:59 P.M. Eastern Time on April 28, 2022 and enter the 16-digit control number.

Even if you plan on attending the Annual Meeting, we encourage you to vote these shares in advance using one of the methods described in the proxy materials to ensure that your vote will be represented at the Annual Meeting.

The Notice of 2022 Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

D68416-P67227-Z81879

Bristol Myers Squibb™

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BRISTOL-MYERS SQUIBB COMPANY FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 3, 2022

The undersigned hereby appoints Giovanni Caforio, M.D., David V. Elkins and Kimberly M. Jablonski, and each of them proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Shareholders of the company to be held in a virtual format only at www.virtualshareholdermeeting/BMY2022 on May 3, 2022 at 10:00 A.M. Eastern Time, and at any adjournments or postponements thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

This proxy also provides voting instructions for shares held by the Trustee of the Bristol-Myers Squibb Company Savings and Investment Program, the Bristol-Myers Squibb Company Employee Incentive Thrift Plan, and the Bristol-Myers Squibb Puerto Rico, Inc. Savings and Investment Program and directs such Trustee to vote at the Annual Meeting all of the shares of common stock of Bristol-Myers Squibb Company which are allocated to the undersigned's employee plan account in the manner directed on the reverse side of this card. If no direction is given or if direction is received after April 28, 2022, the Trustee will vote the shares in the same proportion as to which it has received instructions.

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted FOR Items 1, 2 and 3, and AGAINST Items 4 and 5. The full text of the items and the position of the Board of Directors on each appear in the Proxy Statement and should be reviewed prior to voting.